UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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The Providence Service Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE PROVIDENCE SERVICE CORPORATION

64 East Broadway Blvd.

Tucson, Arizona 85701

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 16, 2012

TO OUR STOCKHOLDERS:

Notice is hereby given that the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of The Providence Service Corporation (the “Company”) will be held at W Atlanta-Midtown, 188 14th Street, NE, Atlanta, GA 30361, at 9:00 a.m. (local time) on August 16, 2012. The Annual Meeting is being held for the following purposes:

1. To elect two Class 3 directors to serve for a three year term until the 2015 annual meeting of stockholders and until their respective successors have been duly elected and qualified, as more fully described in the accompanying Proxy Statement;

2. To ratify the adoption by the Board of Directors of the Amended and Restated Rights Agreement, dated December 9, 2011, by and between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agreement”), as more fully described in the accompanying proxy statement;

3. To approve an adjournment of the Annual Meeting, if necessary, to allow additional time for further solicitation of proxies in the event there are insufficient votes present at the Annual Meeting, in person or by proxy, to ratify the adoption of the Rights Agreement (the “Authorization to Adjourn the Annual Meeting”);

4. To amend The Providence Service Corporation 2006 Long-Term Incentive Plan to increase the number of shares of the Company’s common stock available for issuance under such plan, as more fully described in the accompanying Proxy Statement;

5. To hold a non-binding advisory vote on executive compensation;

6. To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company to serve for the 2012 fiscal year; and

7. To transact such other business as may properly come before the Annual Meeting or any of its adjournments, postponements or reschedulings.

Only stockholders of record of the Company’s common stock, par value $0.001 per share, as shown by the transfer books of the Company, at the close of business on July 10, 2012 are entitled to notice of, and to vote at, the Annual Meeting or any adjournments, postponements or reschedulings thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose or by voting via the Internet or by telephone. Instructions on how to vote by the Internet or by telephone are included in the accompanying Proxy Statement and proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on August 16, 2012. Under rules of the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. The Proxy Statement, form of proxy card and our 2011 Annual Report to Stockholders (including the Annual Report on Form 10-K for the fiscal year ended December 31, 2011) are available at http://www.edocumentview.com/PRSC.

By Order of the Board of Directors

Fletcher Jay McCusker
Chief Executive Officer and
Chairman of the Board of Directors

July 16, 2012

Tucson, Arizona

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE,

DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE

AS PROMPTLY AS POSSIBLE OR VOTE ELECTRONICALLY VIA THE INTERNET OR BY

TELEPHONE. SEE “VOTING PROCEDURES” IN THE ACCOMPANYING PROXY

STATEMENT FOR FURTHER DETAILS. IF YOU DO ATTEND THE MEETING, YOU MAY, IF

YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

THE PROVIDENCE SERVICE CORPORATION

64 East Broadway Blvd.

Tucson, Arizona 85701

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors, or the Board, of The Providence Service Corporation, a Delaware corporation, for use at the 2012 Annual Meeting of Stockholders of the Company, or the Annual Meeting, to be held at W Atlanta-Midtown, 188 14th Street, NE, Atlanta, GA 30361, at 9:00 a.m. (local time) on August 16, 2012, and at any of its adjournments, postponements or reschedulings, for the purposes set forth herein and in the attached Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is the Board’s proxy for the Annual Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement. This Proxy Statement and accompanying proxy are first being mailed to Company stockholders on or about July 16, 2012.

Only stockholders of record, as shown on the transfer books of the Company, at the close of business on July 10, 2012, or the Record Date, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments, postponements or reschedulings thereof. On the Record Date, there were 13,065,700 shares of the Company’s common stock, par value $0.001 per share, or Common Stock, outstanding. The Common Stock is the only outstanding class of capital stock of the Company with voting rights. Each share of Common Stock is entitled to one vote.

Sending in a signed proxy will not affect a stockholder’s right to attend the Annual Meeting and vote in person since the proxy is revocable. All proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting or voted by internet or telephone, and which have not been revoked, will, unless otherwise directed by the stockholder, be voted in accordance with the recommendations of the Board set forth in this Proxy Statement. A stockholder may revoke his or her proxy at any time before it is voted by following the instructions under “Voting Procedures—Changing or Revoking Your Vote.”

The principal executive offices of the Company are located at 64 East Broadway Blvd., Tucson, Arizona 85701, and the telephone number of the Company is (520) 747-6600. References to the “Company”, “Providence”, “we”, “us” or “our” mean The Providence Service Corporation.

VOTING PROCEDURES

The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. All shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, will be counted in determining the presence of a quorum. Withheld votes, abstentions and broker non-votes (i.e., when a nominee holding shares of Common Stock cannot vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner) will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum.

A stockholder is entitled to cast one vote for each share held of record on the Record Date on all matters to be considered at the Annual Meeting. Under our amended and restated bylaws, in an uncontested election, to be elected, a director nominee must receive a majority of the votes cast at the Annual Meeting. Approval of any other proposal will require the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the election of a director. Abstentions, but not broker non-votes, on any other proposal will have the same legal effect as votes against the proposal. Broker non-votes will not count as votes against any proposal at the Annual Meeting. Cumulative voting is not permitted.

If you hold your shares in “street name” (that is, if your stock is registered in the name of your broker, bank or other nominee), absent instructions from you, your broker may vote your shares on the ratification of the appointment of KPMG LLP, or KPMG, as the independent registered public accounting firm of the Company for the

2012 fiscal year, but may not vote your shares on the election of directors, the ratification of the approval of the Rights Agreement and Authorization to Adjourn the Annual Meeting, the approval to amend The Providence Service Corporation’s 2006 Long-Term Incentive Plan, or the non-binding advisory vote on executive compensation. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

In addition to voting in person by ballot at the Annual Meeting, if you are a registered stockholder (that is your stock is registered in your name), you may vote by mail, Internet or telephone.

Voting by Mail. To vote by mail, please sign, date and return to the Company as soon as possible the enclosed proxy card. An envelope with postage paid, if mailed in the United States, is provided for this purpose. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you vote by Internet or by telephone as described below, you need not also mail a proxy to the Company.

Voting by Internet or Telephone. If you are a registered stockholder (that is, if your stock is registered in your name), you may also vote by Internet or telephone by following the instructions included with your proxy card. The deadline for registered stockholders to vote by the Internet or telephone is 11:59 p.m., Eastern Daylight Time, on August 15, 2012. You are encouraged to vote electronically by Internet or telephone.

Set forth below is a summary of these two voting methods which registered stockholders may utilize to submit their votes.

Vote by Internet www.envisionreports.com/PRSC. Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you call. You will be prompted to enter your Control Number(s) which is located on your proxy card and then follow the directions given to obtain your records and create a voting instructions form.

Vote by Telephone 1-800-652-8683. Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your proxy card in hand when you call. You will be prompted to enter your Control Number(s) which is located on your proxy card and then follow the directions given.

If you vote by Internet or telephone, you do not need to return your proxy card. Please note that although there is no charge to you for voting by Internet or telephone, there may be costs associated therewith such as usage charges from Internet access providers and telephone companies. The Company does not cover these costs; they are solely your responsibility.

If your shares are held in street name, please check your proxy card or contact your broker, bank or other nominee to determine whether you will be able to vote by Internet or telephone.

Voting at the Meeting. You may vote in person at the Annual Meeting. If you want to vote by ballot at the Annual Meeting and you hold your shares in street name (that is, through a bank or broker), you must obtain a power of attorney or other proxy authority from that organization and bring it to the Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. Even if you plan to attend the meeting, you are encouraged to submit a proxy or vote by Internet or telephone to ensure that your vote is received and counted.

Changing or Revoking Your Vote. After voting, you may change your vote one or more times by completing and returning a new proxy to the Company, by voting again by Internet or telephone as described in this Proxy Statement, or by voting in person at the Annual Meeting. Only the last vote timely received by the Company will be counted. You may request a new proxy card from the Company’s Corporate Secretary at the address below. You may revoke a proxy before its exercise by filing written notice of revocation with the Company’s Corporate Secretary at 64 East Broadway Blvd., Tucson, Arizona 85701 before the Annual Meeting. In addition, if you are permitted to vote by Internet or telephone you may change your vote electronically by Internet or telephone by following the procedures described above. The last vote received chronologically will supersede any prior votes. The deadline for registered stockholders to change their vote by Internet or telephone is 11:59 p.m., Eastern Daylight Time, on August 15, 2012.

Failure to Provide Voting Instructions. If you submit a signed proxy card or vote by Internet or telephone, but do not indicate how you want your shares voted, the persons named in the enclosed proxy card will vote your shares of Common Stock:

•	“FOR” the election of the nominees, Fletcher Jay McCusker and Kristi L. Meints, as Class 3 directors;

•	“FOR” the ratification of the adoption by the Board of the Rights Agreement;

•	“FOR” the Authorization to Adjourn the Annual Meeting in accordance with the recommendation of the Board;

•	“FOR” the approval to increase the number of shares of Common Stock available for issuance under The Providence Service Corporation 2006 Long-Term Incentive Plan;

•	“FOR” the non-binding advisory vote on the executive compensation;

•	“FOR” the ratification of the appointment of KPMG as the independent registered public accounting firm of the Company to serve for the 2012 fiscal year; and

•

with respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote the proxies in their discretion in accordance with their best judgment and in the manner they believe to be in the best interest of the Company.

Solicitation of Proxies. The entire cost of soliciting proxies, including the costs of preparing, assembling and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders, will be borne by the Company. In addition to solicitation by mail, officers, directors or employees of the Company may solicit proxies in person or by telephone, facsimile or similar means without additional compensation. Upon request, the Company will pay the reasonable expenses incurred by record holders of the Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for sending proxy materials and the 2011 Annual Report to Stockholders to the beneficial owners of the shares they hold of record.

The Company is not presently aware of any matters that will be brought before the Annual Meeting, which are not reflected in the attached Notice of the Annual Meeting. If any such matters are brought before the Annual Meeting, the persons named in the enclosed proxy will act or vote in accordance with their best judgment.

VOTING SECURITIES OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of Providence’s Common Stock by each stockholder known by us to own beneficially more than five percent of our outstanding Common Stock. Except as otherwise specified, the named beneficial owner has sole voting and investment power with respect to the shares.

Name and Address	No. of Shares of Common Stock Beneficially Owned (1)	Percent of Voting Power of Common Stock (1)
Ameriprise Financial, Inc. (2) Columbia Management Investment Advisors, LLC Columbia Small Cap Core Fund	1,628,760	12.5%

Coliseum Capital Management, LLC Adam Gray Christopher Shackelton (3)	1,628,446	12.5%

William Blair & Company, L.L.C. (4)	983,478	7.5%

Robeco Investment Management, Inc. (5)	926,663	7.1%

Name and Address	No. of Shares of Common Stock Beneficially Owned (1)	Percent of Voting Power of Common Stock (1)
BlackRock, Inc. (6)	824,424	6.3%

(1)	The securities “beneficially owned” by each stockholder are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the Securities and Exchange Commission, or SEC. Accordingly, they may include securities to which the stockholder has or shares voting or investment power or has the right to acquire within 60 days after the Record Date. Beneficial ownership may be disclaimed as to certain of the securities.
(2)	Ameriprise Financial, Inc. (145 Ameriprise Financial Center, Minneapolis, MN 55474), or AFI, is the parent company of Columbia Management Investment Advisors, LLC, or CMIA, which is the investment advisor to Columbia Small Cap Core Fund, or Fund (225 Franklin St., Boston, MA 02110). AFI and CMIA may be deemed to beneficially own the shares of Common Stock beneficially owned by Fund. Each of AFI and CMIA disclaims beneficial ownership of all shares of Common Stock owned by Fund. This information is based on the Schedule 13G/A filed with the SEC on March 12, 2012.
(3)	This information is based on the Schedule 13G/A filed by Coliseum Capital Management, LLC, Coliseum Capital, LLC, Coliseum Capital Partners, L.P., Adam Gray, Christopher Shackelton (Metro Center, 1 Station Place, 7th Floor South, Stamford, CT 06902) and Blackwell Partners, LLC (c/o DUMAC, LLC, 280 S. Mangum Street, Suite 210, Durham, NC 27701) with the SEC on June 7, 2012 and subsequently updated by Christopher Shackelton. The shares are held by (a) Coliseum Capital Partners, L.P., an investment limited partnership of which Coliseum Capital, LLC, a Delaware limited liability company (“CC”), is general partner and for which Coliseum Capital Management, LLC, a Delaware limited liability company (“CCM”), serves as investment adviser, and (b) Blackwell Partners, LLC (“Blackwell”), a separate account investment advisory client of CCM. Christopher Shackelton and Adam Gray manage CCM and CC. Each of Christopher Shackelton, Adam Gray, Blackwell, CCP, CC and CCM disclaim beneficial ownership of these securities except to the extent of that person’s pecuniary interest therein.
(4)	This information is based on the Schedule 13G/A filed by William Blair & Company, L.L.C. (222 W. Adams, Chicago, IL 60606) with the SEC on January 30, 2012.
(5)	This information is based on the Schedule 13G filed by Robeco Investment Management, Inc. (909 Third Ave., New York, NY 10022) with the SEC on February 6, 2012.
(6)	This information is based on the Schedule 13G/A filed by Black Rock, Inc. (40 East 52nd Street, New York, NY 10022) with the SEC on February 13, 2012.

Management and Directors Only

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of Providence’s Common Stock by (a) all of Providence’s directors and nominees for director, (b) all of Providence’s executive officers named in the “Summary Compensation Table” which follows and (c) all of Providence’s directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power with respect to his/her shares:

Name	No. of shares of Common Stock Beneficially Owned (1)	Percent of Voting Power of Common Stock (1)
Michael N. Deitch (2)	91,385	*
Fred D. Furman (3)	138,960	1.1%
Fletcher Jay McCusker (4)	218,043	1.6%
Craig A. Norris (5)	75,823	*

Name	No. of shares of Common Stock Beneficially Owned (1)	Percent of Voting Power of Common Stock (1)
Herman M. Schwarz (6)	76,270	*
Richard A. Kerley (7)	11,926	*
Kristi L. Meints (8)	93,355	*
Warren S. Rustand (9)	51,926	*
All directors, director nominees and executive officers as a group (9 persons)(10)	769,465	5.6%

*	Less than 1%
(1)	The securities “beneficially owned” by an individual are determined as of the Record Date in accordance with the definition of “beneficial ownership” set forth in the regulations of the SEC. Accordingly, they may include securities to which the individual has or shares voting or investment power or has the right to acquire within 60 days after the Record Date. Beneficial ownership may be disclaimed as to certain of the securities.
(2)	Includes 4,530 shares of Common Stock held by Mr. Deitch and 86,855 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(3)	Includes 28,659 shares of Common Stock held by Mr. Furman and 110,301 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(4)	Includes 50,039 shares of Common Stock held by Mr. McCusker and 168,004 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date. Does not include 2,000 shares of Common Stock held by The Fletcher J. McCusker GRAT for the benefit of Mr. McCusker’s son, as to which Mr. McCusker disclaims beneficial ownership.
(5)	Includes 5,992 shares of Common Stock held by Mr. Norris and 69,831 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(6)	Includes 19,549 shares of Common Stock held by Mr. Schwarz and 56,721 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(7)	Includes 6,050 shares of Common Stock held by Mr. Kerley and 5,876 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(8)	Includes 16,050 shares of Common Stock held by Ms. Meints and 77,305 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(9)	Includes 6,050 shares of Common Stock held by Mr. Rustand and 45,876 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date.
(10)	Includes 629,819 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of the Record Date and 139,646 shares of Common Stock.

PROPOSAL 1 – ELECTION OF A DIRECTOR

The Company’s second amended and restated certificate of incorporation provides that the number of directors be between five and eleven as determined by the Board. The Board is currently set at five and is divided into three classes approximately equal in size, serving staggered three year terms. Each class must be as nearly equal in size as possible. At each annual meeting of stockholders the successors to the directors whose terms will then expire will be elected to serve from the time of their election and qualification until the third annual meeting following their election or until their successors have been duly elected and qualified, or until their earlier death, resignation or removal.

Under the Company’s amended and restated bylaws in the uncontested election, to be elected, a director nominee must receive a majority of the votes cast. In an uncontested election, the incumbent director nominee must submit an irrevocable resignation that is subject to (i) that director receiving less than a majority of the votes cast in the uncontested election, and (ii) acceptance of the resignation by the Board in accordance with the policies and procedures adopted by the Board for such purpose. In the event an incumbent director does not receive a majority of the votes cast in an uncontested election, the Nominating and Governance Committee will make a recommendation to the full Board as to whether to accept or reject the resignation or whether other action should be taken. The full Board is required to act on the Nominating and Governance Committee’s recommendation no later than 90 days following certification of the stockholder vote. The Board will publicly disclose its decision regarding accepting or not accepting a resignation within four business days of reaching its decision.

The Board proposes the election of the following nominees as Class 3 directors: Fletcher Jay McCusker and Kristi L. Meints. The director nominees were nominated by the Company’s Nominating and Governance Committee, which nominations were confirmed by the Board. The nominees have consented to serving as nominees for election to the Board, to being named in the Proxy Statement and to serving as members of the Board if elected by the Company’s stockholders. Information regarding the two nominees is set forth below.

The Board of Directors has no reason to believe that any of the Board’s nominees is unable to serve or will not serve if elected. If for any reason a nominee becomes unable to serve or for good cause will not serve if elected, the Nominating and Governance Committee of our Board of Directors may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominees. If the Nominating and Governance Committee designates any substitute nominees, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

If elected, each nominee is expected to serve until the 2015 annual meeting of stockholders or his or her successor is duly elected and qualified. Mr. McCusker and Ms. Meints are presently directors of the Company.

Unless directed otherwise, the persons named in the enclosed proxy intend to vote such proxy for the election of the listed nominees or, in the event of death, disqualification, refusal or inability of the nominee to serve, for the election of such other person as the Board may recommend in the place of such nominee to fill the vacancy.

The Board unanimously recommends that the stockholders vote “FOR” election of the two nominees named below as directors of the Company for the ensuing term.

On June 19, 2012, Hunter Hurst III, a member of the Board and an independent director, passed away. Mr. Hurst was the chairman of the nominating and governance committee and a member of the audit and compensation committees. Due to his passing, there is a vacancy in Class 1 on the Board. The nominating and governance committee and Board are in the process of filling the Class 1 vacancy.

The following table sets forth certain information with respect to the current directors and director nominees as of July 16, 2012.

Name	Age	Class	Term Expires
Fletcher Jay McCusker (5)	62	3	2012

Kristi L. Meints (1)(2)(3)(5)	58	3	2012

Richard A. Kerley (1)(2)(3)	62	1	2013

Warren S. Rustand (4)	69	2	2014

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Governance Committee
(4)	Lead Director
(5)	Director Nominee

The Board believes that it is necessary for each of the Company’s directors to possess many qualities and skills. When searching for new candidates, the Nominating and Governance Committee considers the evolving needs of the Board and searches for candidates that fill any current or anticipated future needs. The Board also believes that all directors must possess a considerable amount of business management and social services related experience. The Nominating and Governance Committee considers, among other things, a candidate’s board experience, education, whether they are independent under applicable Nasdaq listing standards and the SEC rules, financial expertise, integrity, financial integrity, ability to make independent and analytical inquiries, understanding of the Company’s business environment, experience in the social services industry and knowledge about the issues affecting the social services industry, and willingness to devote adequate time to Board and committee duties when considering director candidates. The Nominating and Governance Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The Nominating and Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Governance Committee believe that it is essential that the Board members represent diverse viewpoints. In considering candidates for the Board, the Nominating and Governance Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

The process undertaken by the Nominating and Governance Committee in selecting qualified director candidates is described below under “Corporate Governance—Director Nomination Process—Director Nominee Selection Process”. Certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described in each director’s biography.

Director Nominees

Fletcher Jay McCusker has served as our chairman of the board of directors and Chief Executive Officer since our company was founded in December 1996. Prior to founding our company, Mr. McCusker served as Executive Vice President of Youth Services International, Inc., a Nasdaq listed company that provided private institutional care for at-risk youth, from July 1995 until December 1996. From September 1992 until July 1995, he served as Chief Executive Officer of Introspect Healthcare Corporation, a large multi-state behavioral health provider. In 1983, Mr. McCusker co-founded a mental health care company, Century Healthcare, which was sold to New York Stock Exchange listed Columbia Healthcare in 1992. Mr. McCusker received a bachelor’s degree in rehabilitation from the University of Arizona in 1974 and completed the public programs graduate program without a terminal degree at Arizona State University in 1982.

Mr. McCusker brings to Providence over forty years of experience in the social services industry. Mr. McCusker’s day to day leadership of Providence, as Chief Executive Officer, provides him with intimate knowledge of our business, results of operations and financial condition. As one of the founders of Providence, he has provided and continues to provide strategic guidance. Under his leadership we have grown our business to become a leading provider of home and community based social services and non-emergency transportation management services to over 10.0 million beneficiaries including children, adolescents and families who are eligible to receive our services due to income level and emotional and educational disabilities. The Board believes that Mr. McCusker provides unique insights into the Company’s challenges, opportunities, risks and operations.

Kristi L. Meints has served as our director and chairperson of the audit committee of our board of directors since August 2003. From January 2005 to December 2009 when she retired, and from August 1999 until September 2003, Ms. Meints served as Vice President and Chief Financial Officer of Chicago Systems Group, Inc. (now known as CSG Government Solutions, Inc.), a technology consulting firm based in Chicago, Illinois. From October 2003 through December 2004, she served as Chief Financial Officer of Peter Rabbit Farms, a carrot and vegetable farming business in Southern California. From January 1998 until August 1999, she was interim Chief Financial Officer for Cordon Corporation, a start-up services company. Ms. Meints was group finance director for Avery Dennison Corporation, a New York Stock Exchange listed company that is a multi-national manufacturer of consumer and industrial products, from March 1996 until December 1997. From February 1977 until June 1995, she held a variety of financial positions at SmithKline Beecham Corporation, including as director of finance, worldwide manufacturing animal health products; and as manager of accounting and budgets for Norden Laboratories, Inc., one of its wholly owned subsidiaries. She received a bachelor’s degree in accounting from Wayne State College in 1975 and a master’s degree in business administration from the University of Nebraska in 1984.

Ms. Meint’s strong financial and operational background, including her experience as Chief Financial Officer of Chicago Systems Group, Inc. and Peter Rabbit Farms and senior finance positions at Avery Dennison Corporation and SmithKline Beecham Corporation, provides financial expertise to the Board, including an understanding of financial statements, budgeting, operational and corporate finance and accounting.

Directors

Richard A. Kerley has served as our director since May 2010 and chairperson of the Compensation Committee since March 2011. Mr. Kerley is currently the Senior Vice President and Chief Financial Officer and member of the board of directors of Peter Piper, Inc., a privately-held pizza and entertainment restaurant chain. Mr. Kerley has served in these positions since November 2008. From July 2005 to October 2008, Mr. Kerley served as the Chief Financial Officer of Fender Musical Instruments Corporation. From June 1981 to July 2005, Mr. Kerley was an audit partner with Deloitte & Touche LLP. Prior to becoming a partner in Deloitte & Touche, Mr. Kerley served as an audit manager and staff accountant from August 1971 to June 1981. He received a bachelor of business administration degree in accounting from Marshall University in 1971 and is a certified public accountant in the State of Arizona.

Mr. Kerley is a senior financial executive with experience in a variety of operational issues, financial budgeting, planning and analysis, capital investment decisions, mergers and acquisitions, operational and financial controls, internal and external reporting, financings and public offerings and filings with the SEC. Mr. Kerley’s strong financial background provides our board of directors with financial expertise, including an understanding of financial statements, finance, capital investing strategies and accounting.

Warren S. Rustand has served as our director since May 2005, our lead director since January 2007. Since January 2004, Mr. Rustand has served as managing director of SC Capital Partners LLC, an investment banking group which includes: corporate advisory services, a private equity fund, capital sourcing, with a focus on the microcap market. Since January 2001, he has served as the Chief Executive Officer of Summit Capital Consulting, a

firm which specializes in the development of small to midsize companies by sourcing, and structuring financial, and human capital resources for the organization. Mr. Rustand has served as a member of the board of directors for over 40 public, private, and not-for-profit organizations. The range of these organizations is from multibillion dollar public companies, to midsize, early stage, and startup companies. Mr. Rustand was chairman and Chief Executive Officer of Rural Metro Corp., an emergency health care company. In addition, Mr. Rustand has had a long term interest in public policy, and in 1973, was selected as a White House Fellow. During his fellowship, he served in various positions such as special assistant to the Secretary of Commerce and special assistant to the Vice President. In addition, from 1974 to 1976, he served as the Appointments Secretary to the President. Mr. Rustand serves as a director of MedPro Safety Products, Inc., a medical device safety products company, where he chairs the audit committee and serves on other board committees. He received his bachelor’s degree and master’s degree from the University of Arizona in 1965 and 1972, respectively.

Mr. Rustand’s positions as a member of the board of directors for many public, private and not-for-profit organizations, managing director of SC Capital Partners LLC, Chief Executive Officer of Summit Capital and tenure as a senior executive at other organizations has enabled him to provide our board of directors with valuable business, leadership and management perspectives and business acumen. Mr. Rustand also brings financial expertise to our Board, including his prior service as chairman of the audit committee of other public companies.

Non-director Executive Officers

The following is a brief summary of the background of each executive officer who is not a director as of July 16, 2012:

Michael N. Deitch, 55, a certified public accountant, has served as our Chief Financial Officer since June 1997. He was named our Secretary and Treasurer in October 1998. Prior to joining the Company, Mr. Deitch worked for two large public companies performing various finance, accounting, tax and management functions. He also worked for several years in public accounting serving as an independent auditor, tax preparer, and providing litigation support services. Mr. Deitch received a bachelor’s degree in accounting from the University of Tennessee in 1979 and a master’s degree in business administration from the University of Tennessee in 1981.

Fred D. Furman, Esq., 64, has served as our Executive Vice President since March 2006 and our general counsel since September 2003. From August 2002 until September 2003, Mr. Furman was self-employed as a consultant. Mr. Furman was previously with PMR Corporation, a publicly traded mental health company, from March 1995 until August 2002 (when PMR merged with Psychiatric Solutions, Inc.), where he held a number of positions, including, from September 1997 through August 2002, as its President and General Counsel. Mr. Furman is a former partner and head of the litigation department for the Philadelphia law firm of Kleinbard, Bell & Brecker LLP. Mr. Furman received his bachelor’s degree in history from Temple University in 1969 and a juris doctorate degree from Temple University, School of Law in 1973.

Craig A. Norris, 45, has been with our Company since our inception in 1997 serving in various capacities, including Eastern Division President and member of the Board from 2008-2009. Presently Mr. Norris serves as our Chief Operating Officer, a position he has held since 2004. Before joining Providence, Mr. Norris served as the Chief Operating Officer of a privately held organization providing behavioral health services in Arizona. Mr. Norris has held various roles in managed behavioral healthcare and public sector emergency psychiatric services through the Arizona Department of Health Services.

Herman M. Schwarz, 49, was appointed to serve as Chief Executive Officer of our non-emergency transportation management services business (comprising Charter LCI Corporation, including its subsidiaries (collectively “LogistiCare”)) on May 20, 2009. Mr. Schwarz has over 20 years of experience and proven skills in strategy development, operations management, financial management, mergers and acquisitions activity, and sales and marketing leadership. From January 2007 to May 2009, Mr. Schwarz served as Chief Operating Officer of LogistiCare responsible for its day-to-day operations including call center operations, client relationships, subcontractor management, service delivery and quality assurance. Prior to joining LogistiCare in 2007, Mr. Schwarz was the founder and partner of C3 Marketplace LLC, a buying service venture that delivers cost effective sourcing from Asia to small and medium sized retailers and manufacturers from August 2005 to December 2006. Other previous executive positions included President and Chief Executive Officer of Aegis Communications Group Inc., or Aegis, a publicly-traded provider of outsourced call center services, President of Elrick & Lavidge, the marketing research division of Aegis, as well as various senior roles with Selig Industries and National Linen Service, divisions of National Service Industries, from 1992 to 2005. Mr. Schwarz received a master’s degree in business administration from the Wharton School of Business at the University of Pennsylvania and a bachelor’s degree in commerce from the University of Virginia.

Leamon A. Crooms III, 49, was appointed to serve as our Chief Strategy Officer effective February 1, 2010. While employed by Cap Gemini Ernst & Young as Senior Manager from August 2000 to July 2003, Bearing Point as Manager (formerly KPMG LLP) from August 1999 to August 2000 and Ernst & Young LLP as Senior Consultant from June 1997 to July 1999, he provided strategic input and led new market strategies for Federal Express, Eckerd Health Services, Bed, Bath and Beyond, General Electric, Catholic Healthcare West, ANB AMRO Bank and Hewlett Packard. Most recently, from August 2003 until January 2010, he was Chief Advisor of Strategic Growth Advisors, a business advisory firm that he founded. Mr. Crooms has a bachelor’s degree in English and economics from the University of California, Davis and a master’s degree in business administration from the University of Arizona-Eller School of Business.

CORPORATE GOVERNANCE

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

Currently, the Board believes that the Company’s Chief Executive Officer is best situated to serve as chairman of the board because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of our corporate strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings Company-specific experience and expertise. The Board believes that the combined role of chairman and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance. In addition, the Board believes the combined role of chairman and Chief Executive Officer, together with an independent lead director having the duties described below, is in the best interest of stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

Recognizing the importance of the Board to be able to meet independent of management and for there to be independent oversight of management, in 2007, the Board created the position of lead director. Mr. Rustand serves as lead director of the Board. The Board has determined that the lead director will (a) preside at all meetings of the Board at which the chairman is not present including executive sessions of the independent directors; (b) respond directly to stockholder and other stakeholder questions and comments that are directed to the lead director or to the independent directors as a group, with such consultation with the chairman or other directors as the lead director may deem appropriate; (c) review meeting agendas and schedules for the Board; (d) ensure personal availability for consultation and communication with independent directors and with the chairman, as appropriate; and (e) call special meetings of the independent directors in accordance with Providence’s by-laws, as the lead director may deem to be appropriate.

Independence of the Board

The Board believes that independence depends not only on our director’s individual relationships, but also on the Board’s overall attitude. Providing objective, independent judgment is at the core of the Board’s oversight function. Under our corporate governance guidelines, the Board, with the assistance of legal counsel and the Nominating and Governance Committee of the Board, uses the current standards for “independence” established by The Nasdaq Stock Market LLC, referred to in the remainder of this proxy statement as “Nasdaq”, to evaluate any material relationship a director may have with Providence to determine director independence. A director is not considered “independent” unless the Board affirmatively determines that the director has no material relationship with Providence or any subsidiary in the consolidated group other than as a director of another Board of Directors.

Any relationship that falls below a threshold set forth by the standards for “independence” established by Nasdaq and our corporate governance guidelines, or is not required to be disclosed under Item 404(a) of SEC Regulation S-K, is automatically deemed to be an immaterial relationship. Our Board has affirmatively determined that all of the directors are independent except for Mr. McCusker, who is employed by Providence. While the Company engages a consultant to administer its employee benefits plans that employs one of Mr. Rustand’s sons (as described below in subsection “—Certain Relationships and Related Transactions”), which information is required to be disclosed as a related party transaction under Item 404(a) of SEC Regulation S-K, the Board has affirmatively determined this relationship to be immaterial based on the dollar amounts involved in the transaction.

The Board’s Role in Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Nominating and Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through attendance at committee meetings or committee reports about such risks. In addition, members of senior management regularly provide reports to the Board about their respective areas of responsibility and any risks thereof. These reports include actions taken by senior management to monitor and control such risks.

Compensation Risks

We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. The Compensation Committee reviewed the components of our compensation program, risk inherent in the compensation program and factors to control or mitigate these risks. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks based on the following:

•	The compensation program is designed to provide an appropriately balanced mix of cash and equity;

•	The maximum payout levels for bonuses and equity-based compensation are capped by the Compensation Committee;

•	The Compensation Committee has downward discretion over incentive cash and equity-based compensation payouts; and

•	The compensation program is designed to appropriately balance fixed (base salary) and variable compensation (cash incentives and equity-based awards).

Furthermore, compensation decisions include subjective considerations, which restrain the influence of objective factors on excessive risk taking.

Communication with the Board

Stockholders may communicate with the Board, including the non-management directors, by sending a letter to an individual director or to Providence’s Board, c/o Michael N. Deitch, Corporate Secretary, The Providence Service Corporation, 64 East Broadway Blvd., Tucson, Arizona 85701. In the letter, the stockholder must identify him or herself as a stockholder of Providence. The Corporate Secretary may require reasonable evidence that the communication is being made by or on behalf of a stockholder before the communication is transmitted to the individual director or to Providence’s Board.

Meetings of the Board of Directors and Committees

During fiscal 2011, the Board held six meetings, the Audit Committee held ten meetings, the Compensation Committee held 14 meetings and the Nominating and Governance Committee held two meetings. During fiscal 2011, none of the directors attended less than 75% of all of the meetings of the Board held during the period for which he or she was a director or less than 75% of the meetings of each committee of the Board held during the period in which he or she served on such committee except for Mr. Hurst.

Members of the Board and its committees also consulted informally with management from time to time and acted at various times by written consent without a meeting during 2011. Additionally, the independent members of the Board met in executive session regularly without the presence of management.

The Board has an internal policy that all of the directors should attend the annual meeting of stockholders, absent exceptional cause. All directors attended the 2011 annual meeting of stockholders.

Committees of the Board of Directors

The Board has three separately-designated standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, each as described below:

Audit Committee. The Audit Committee is currently composed of Ms. Meints (Chairperson) and Mr. Kerley. The Audit Committee is directly responsible for:

•	appointing, overseeing and compensating the work of the outside auditor;

•	reviewing Providence’s quarterly financial statements and earnings releases;

•	pre-approving all auditing services and permissible non-audit services provided by Providence’s outside auditor;

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engaging in a dialogue with the outside auditor regarding relationships which may impact the independence of the outside auditor and being responsible for oversight of the independence of the outside auditor;

•	reviewing and approving the report of the Audit Committee to be filed with the SEC;

•	reviewing with the outside auditor the adequacy and effectiveness of the internal controls over financial reporting;

•	establishing procedures for the submission of complaints, including the submission by the Company’s employees of anonymous concerns regarding questionable accounting or auditing matters;

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reviewing with Providence’s Chief Executive Officer and Chief Financial Officer any significant deficiencies in the design or operation of our internal controls and any fraud, whether or not material, that involves our management or other employees who have a significant role in the Providence’s internal controls;

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reviewing and approving all transactions between Providence and any Related Person that are required to be disclosed under Item 404 of SEC Regulation S-K, or Item 404. The terms “Related Person” and “transaction” have the meanings given to such terms in Item 404, as may be amended from time to time; and

•	reviewing and assessing annually the adequacy of the Audit Committee Charter.

The Board has determined that each member of the Audit Committee is independent as defined by the applicable Nasdaq listing standards and Rule 10A-3 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Board has also determined that Ms. Meints and Mr. Kerley are each an “audit committee financial expert” as defined under Item 407 of SEC Regulation S-K.

Compensation Committee. The Compensation Committee currently consists of Mr. Kerley (Chairperson) and Ms. Meints. The Compensation Committee is directly responsible for:

•	reviewing and determining annually the compensation of Providence’s Chief Executive Officer and other executive officers;

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preparing an annual report on executive compensation for inclusion in Providence’s annual proxy statement for each annual meeting of stockholders in accordance with applicable SEC rules and regulations;

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reviewing and discussing with Providence’s management the Compensation Discussion and Analysis required by Item 402 of SEC Regulation S-K. Based on such review and discussion, determining whether to recommend to the Board that the Compensation Discussion and Analysis be included in Providence’s annual report or proxy statement for the annual meeting of stockholders;

•	approving the form of employment contracts, severance arrangements, change in control provisions and other compensatory arrangements with executive officers;

•	approving compensation programs and grants involving the use of Common Stock and other equity securities; and

•	reviewing and assessing annually, the Compensation Committee’s performance and the adequacy of the Compensation Committee Charter.

In addition, the Compensation Committee administers The Providence Service Corporation 2006 Long-Term Incentive Plan.

As provided in its charter, the Compensation Committee may, in its discretion, form and delegate all or a portion of its authority, duties and responsibilities to one or more subcommittees of the Compensation Committee. To date, the Compensation Committee has not delegated its responsibilities. Mr. McCusker, our Chief Executive Officer, makes recommendations to the Compensation Committee with respect to the compensation of executive officers, other than himself, but does not participate in the final deliberations of the Compensation Committee. The Compensation Committee has the authority to retain independent counsel or other advisors and has, in the past, retained compensation consultants and outside counsel to assist it.

In 2010, the Compensation Committee engaged Longnecker & Associates, or Longnecker, as its independent consultant to advise it on executive compensation matters for fiscal year 2011. This selection was made without the input or influence of management. Under the terms of its agreement with the Compensation Committee, Longnecker will not provide any other services to the Company, unless directed to do so by the Compensation Committee. During 2010, Longnecker provided no services to the Company other than its advice to the Compensation Committee on executive compensation issues for 2011. Longnecker attended meetings of the Compensation Committee to discuss findings and recommendations from its analyses. In 2010, the Company incurred fees equal to an aggregate of approximately $107,000 for services provided by Longnecker in 2010. There are no affiliates of Longnecker with which the Company engages for goods or services.

The Compensation Committee believes that the advice it received from Longnecker was objective based upon the following:

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based upon the Compensation Committee’s knowledge, the executive compensation consultants received no incentive or other compensation based on the fees charged to the Company for other services provided by Longnecker;

•	the Compensation Committee has the sole authority to retain and terminate the executive compensation consultant;

•	the consultant has direct access to the Compensation Committee without management intervention; and

•	the protocols for each of the respective engagements describe how the consultant may interact with management.

While it is necessary for the consultant to interact with management to gather information, the Compensation Committee determines the appropriate forum for receiving consultant recommendations. This approach protects the Compensation Committee’s ability to receive objective advice from the consultant so that the Compensation Committee may make independent decisions about executive pay at the Company. All of the decisions with respect to determining the amount or form of compensation for the Company’s executive officers are made by the Compensation Committee and may reflect factors and considerations other than the information and advice provided by Longnecker related to executive compensation for 2011. Additional information regarding Longnecker and its engagement with the Compensation Committee during 2011 concerning the executive compensation determinations made by the Compensation Committee for 2011 can be found under “Executive Compensation—Compensation Discussion and Analysis” below.

The Board has determined that each member of the Compensation Committee is independent as defined in applicable Nasdaq listing standards.

Nominating and Governance Committee. The Nominating and Governance Committee currently consists of Mr. Kerley and Ms. Meints. The Nominating and Governance Committee is responsible for, among other things:

•	selecting the slate of nominees of directors to be proposed for election by the stockholders and recommending to the Board individuals to be considered by the Board to fill vacancies;

•	developing and implementing policies regarding corporate governance matters and recommending any desirable changes to such policies to the Board;

•	establishing criteria for selecting new directors;

•	reviewing and assessing annually the performance of the Nominating and Governance Committee and the adequacy of the Nominating and Governance Committee Charter; and

•	reviewing and assessing annually the performance of the Board and the Company’s Chief Executive Officer.

The Board has determined that each member of the Nominating and Governance Committee is independent as defined in applicable Nasdaq listing standards.

The Audit, Compensation and Nominating and Governance Committees are each governed by a written charter approved by the Board. A copy of each committee’s charter is available on our website at www.provcorp.com under “Investor Information.” Providence intends to disclose any amendments to these charters required by the SEC or listing standards of Nasdaq at the same location on our website.

Mr. Hurst served as a member of each of the Audit and Compensation Committees and as Chairperson of the Nominating and Governance Committee until his passing on June 19, 2012.

Director Nomination Process

Director Qualifications

Nominees for director will be selected on the basis of outstanding achievement in their careers and other factors including: board experience; education; whether they are independent under applicable Nasdaq listing standards and the SEC rules; financial expertise; integrity; financial integrity; ability to make independent, analytical inquiries; understanding of the business environment; experience in the social services industry and knowledge about the issues affecting the social services industry; and willingness to devote adequate time to Board and committee duties. The proposed nominee should also be free of conflicts of interest that could prevent such nominee from acting in the best interest of Providence and our stockholders. Additional special criteria apply to directors being considered to serve on a particular committee of the Board. For example, members of the Audit Committee must meet additional standards of independence and have the ability to read and understand Providence’s financial statements.

Director Nominee Selection Process

In the case of an incumbent director whose term of office is set to expire at the next annual meeting of stockholders, the Nominating and Governance Committee reviews such director’s service to Providence during the past term, including, but not limited to, the number of Board and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a director outlined above, including the director’s independence, as well as any special qualifications required for membership on any committees on which such director serves. To become a nominee, an incumbent director must also submit an irrevocable resignation to the Board that is contingent upon (a) that director receiving less than a majority of the votes cast in the uncontested election, and (b) acceptance of that resignation by the Board in accordance with the policies and procedures adopted by the Board for such purpose. The incumbent director must also complete and submit a questionnaire with respect to his/her background and execute a written representation and agreement, or the Director/Prospective Director Agreement.

The Director/Prospective Director Agreement requires directors and nominees to disclose certain types of voting commitments and compensation arrangements and represent that the director or nominee, if elected, would be in compliance with all applicable corporate governance, conflicts of interest, confidentiality, securities ownership and stock trading policies and guidelines of the Company, and also provides for the immediate resignation of a director if such person is found by a court of competent jurisdiction to have breached the Director/Prospective Director Agreement in any material respect.

In the case of a new director candidate, the selection process for director candidates includes the following steps:

•	identification of director candidates by the Nominating and Governance Committee based upon suggestions from current directors and executives and recommendations received from stockholders;

•	possible engagement of a director search firm;

•	interviews of candidates by the Nominating and Governance Committee;

•	reports to the Board by the Nominating and Governance Committee on the selection process;

•	recommendations by the Nominating and Governance Committee; and

•	formal nominations by the Board for inclusion in the slate of directors at the annual meeting.

New director candidates must also complete and submit a questionnaire with respect to his/her background and execute a Director/Prospective Director Agreement.

The Nominating and Governance Committee will consider properly submitted stockholder recommendations for director candidates. Director candidates recommended by stockholders are given the same consideration as candidates suggested by directors and executive officers. The Nominating and Governance Committee has the sole authority to select, or to recommend to the Board, the nominees to be considered for election as a director.

The officer presiding over the annual meeting of stockholders, in such officer’s sole and absolute discretion, may reject any nomination not made in accordance with the procedures outlined in this Proxy Statement and Providence’s amended and restated bylaws. Under Providence’s amended and restated bylaws, a stockholder who desires to nominate directors for election at an annual meeting of stockholders must comply with the procedures summarized below. Providence’s amended and restated bylaws are available, at no cost, at the SEC’s website, www.sec.gov, as Exhibit 3.2 to Providence’s Annual Report on Form 10-K filed with the SEC on March 12, 2010 or upon the stockholder’s written request directed to the Company’s Corporate Secretary at the address given below. See “—Stockholder Nominations” below for a description of the procedures that must be followed to nominate a director.

Stockholder Nominations

According to Providence’s amended and restated bylaws, nominations by stockholders for directors to be elected at a meeting of stockholders which have not previously been approved by the Board must be submitted to our Corporate Secretary at 64 East Broadway Blvd., Tucson, Arizona 85701 in writing, either by personal delivery, nationally-recognized express mail or United States mail, postage prepaid, at 64 East Broadway Blvd, Tucson, Arizona 85701, not earlier than the close of business on the 120th calendar day, and not later than the close of business on the 60th calendar day, prior to the first anniversary of the immediately preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than 30 calendar days earlier or more than 60 calendar days later than such anniversary date, notice by the stockholder in order to be timely must be so delivered or received not earlier than the close of business on the 120th calendar day prior to the date of such annual meeting and not later than the close of business on the later of the 60th calendar day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 70 calendar days prior to the date of such annual meeting, the 10th calendar day following the day on which public disclosure of the date of such annual meeting is first made by the Company.

Each notice of nomination is required to set forth:

•	a description of the business desired to be brought before the meeting, including the text of the proposal or business and the text of any resolutions proposed for consideration;

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the name and record address, as they appear on the Company’s stock ledger, of such stockholder and the name and address of any Stockholder Associated Person. A “Stockholder Associated Person” is, with respect to any stockholder, (a) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (b) any beneficial owner of shares of Common Stock of the Company owned of record or beneficially by such stockholder, and (c) any person controlling, controlled by or under common control with such Stockholder Associated Person;

•

(a) the class, series and number of shares of each class and series of capital stock of the Company which are, directly or indirectly, owned beneficially and/or of record by such stockholder or any Stockholder Associated Person, documentary evidence of such record or beneficial ownership, and the date or dates such shares were acquired and the investment intent at the time such shares were acquired, (b) any derivative instrument (as defined in the amended and restated bylaws) directly or indirectly owned beneficially by such stockholder or any Stockholder Associated Person and any other direct or indirect right held by such stockholder or any Stockholder Associated Person to profit from, or share in any profit derived from, any increase or decrease in the value of shares of the Company, (c) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder or any Stockholder Associated Person has a right to vote any shares of any security of the Company, (d) any short interest (as defined in the amended and restated bylaws) indirectly or directly held by such stockholder or any Stockholder Associated Person in any security issued by the Company, (e) any rights to dividends on the shares of the Company owned beneficially by such stockholder or any Stockholder Associated Person that are separated or separable from the underlying shares of the Company, (f) any proportionate interest in shares of the Company or derivative instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, and (g) any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of shares of the Company or derivative instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s or any Stockholder Associated Person’s immediate family sharing the same household (which information, in each case, must be supplemented by such stockholder and any Stockholder Associated Person not later than 10 calendar days after the record date for the meeting to disclose such ownership as of the record date);

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a description of all arrangements or understandings between such stockholder and/or any Stockholder Associated Person and any other person or persons (naming such person or persons) in connection with the proposal of such business by such stockholder;

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any material interest of such stockholder or any Stockholder Associated Person in such business, individually or in the aggregate, including any anticipated benefit to such stockholder or any Stockholder Associated Person therefrom;

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a representation from such stockholder as to whether the stockholder or any Stockholder Associated Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal and/or (2) otherwise to solicit proxies in support of such proposal;

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a representation that such stockholder is a holder of record of stock of the Company entitled to vote at such meeting, that such stockholder intends to vote such stock at such meeting, and that such stockholder intends to appear at the meeting in person or by proxy to bring such business before such meeting;

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whether and the extent to which any agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power of such stockholder or any Stockholder Associated Person with respect to any shares of the capital stock of the Company, without regard to whether such transaction is required to be reported on a Schedule 13D or other form in accordance with Section 13(d) of the Exchange Act or any successor provisions thereto and the rules and regulations promulgated thereunder;

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such other information regarding each matter of business to be proposed by such stockholder, regarding the stockholder in his or her capacity as a proponent of a stockholder proposal, or regarding any Stockholder Associated Person, that would be required to be disclosed in a proxy statement or other filings required to be made with the SEC in connection with the solicitations of proxies for such business pursuant to Section 14 of the Exchange Act (or pursuant to any law or statute replacing such section) and the rules and regulations promulgated thereunder.

In the event that a special meeting of stockholders is called for the election of directors, a stockholder’s nomination must be delivered to the Company not earlier than the close of business on the 120th calendar day prior to the date of the special meeting and not later than the close of business on the later of the 60th calendar day prior to the date of the special meeting, or, if the first public disclosure made by the Company of the date of the special meeting is less than 70 days prior to the date of the special meeting, not later than the 10th calendar day following the day on which public disclosure is first made of the date of the special meeting. The stockholder submitting a notice of nomination with respect to the election of directors at a special meeting must include, in its timely notice, the same information as set forth above.

A majority of the Board may reject any nomination by a stockholder not timely made or otherwise not made in accordance with the terms of the Company’s amended and restated bylaws. If a majority of the Board reasonably determines that the information provided in a stockholders notice does not satisfy the informational requirements in any material respect, the Secretary of the Company will promptly notify such stockholder of the deficiency in writing. The stockholder will then have an opportunity to cure the deficiency by providing additional information to the Secretary of the Company within such period of time, not to exceed ten (10) days from the date such deficiency notice is given to the stockholder, as a majority of the Board reasonably determines. If the deficiency is not cured within such period, or if a majority of the Board reasonably determines that the additional information provided by the stockholder, together with the information previously provided, does not satisfy the requirements in any material respect, then a majority of the Board may reject such stockholder’s nomination.

Compensation of Non-Employee Directors

As compensation for their service as directors of the Company from January 1, 2011 through May 31, 2011, each non-employee member of the Board received a $72,000 annual stipend, except that the Audit Committee Chair and Lead Director each received a $108,000 annual stipend, and the Compensation Committee Chair and Chair of the Nominating and Governance Committee each received a $96,000 annual stipend (referred to as the Old Annual Stipends). From June 1, 2011 to December 31, 2011, the Audit Committee Chair, the Chair of the Compensation Committee and Lead Director each received a $118,800 annual stipend and the Chair of the Nominating and Governance Committee received a $105,600 annual stipend (referred to as the New Annual Stipends). Payment of the annual stipends was made on a monthly basis following each month of service and was prorated for the periods in which the Old Annual Stipends and New Annual Stipends were in effect during 2011. No additional payments were made to non-employee members for participating in Board and committee meetings. Non-employee director fees remain the same as the New Annual Stipend for 2012.

On May 17, 2011, each non-employee member of the Board then serving received an award of equity-based compensation under our 2006 Long-Term Incentive Plan, or 2006 Plan, consisting of 2,000 options and 6,650 shares of restricted Common Stock. The options expire ten years from the date of grant and are exercisable to purchase shares of our Common Stock, with an exercise price equal to the closing market price of our Common Stock on the date of grant. Both the options and restricted stock vest in three equal installments on the first, second and third anniversaries of the date of grant.

Non-employee directors are also reimbursed for reasonable expenses incurred in connection with attending meetings of the Board and meetings of Board committees.

2011 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards (1)(2) ($)	Total ($)
Hunter Hurst, III*	101,600	94,164	22,309	218,073
Richard Kerley*	99,300	94,164	22,309	215,773
Kristi L. Meints*	114,300	94,164	22,309	230,773
Warren S. Rustand (3)	114,300	94,164	22,309	230,773

*	Committee Chair
(1)	On May 17, 2011, each non-employee director was awarded 6,650 shares of restricted stock and an option to purchase 2,000 shares of Common Stock under the 2006 Plan. The aggregate grant date fair value of the restricted stock and options awarded to each non-employee director was $94,164 and $22,309, respectively. The aggregate grant date fair value of the restricted stock and options was computed in accordance with the Financial Accounting Standards Board’s, or FASB Accounting Standards Codification (“ASC”) Topic 718-Compensation-Stock Compensation, or ASC 718. For a discussion of valuation assumptions, see Note 11, Stock-Based Compensation Arrangements, of our Annual Report on Form 10-K for the year ended December 31, 2011. Other than the 5,750 shares of restricted stock awarded to each non-employee director in 2010 and the 6,650 shares of restricted stock awarded to each non-employee director described above, there were no other stock awards outstanding as of December 31, 2011 that were previously granted to the non-employee members of the Board. As of December 31, 2011, one third of the 5,750 shares of restricted stock were vested and none of the 6,650 shares of restricted stock were vested.
(2)	The following table sets forth the number of outstanding unexercised options to purchase shares of Common Stock and the associated exercise price and grant date fair value held by each non-employee director as of December 31, 2011. All outstanding options were fully vested as of December 31, 2011 with the exception of those options that were granted to each non-employee director in June 2010 and May 2011 that vest in one-third increments on the first, second and third anniversaries of the grant date:

		Number of Stock Options
Grant Date	Exercise Price	Hunter Hurst, III	Richard Kerley	Kristi L. Meints	Warren S. Rustand
10/14/02	$ 7.00	—	—	1,429	—
1/22/04	$ 17.13	—	—	10,000	—
1/19/05	$ 20.30	—	—	30,000	—
5/26/05	$ 24.08	—	—	—	10,000
1/3/07	$ 24.59	10,000	—	10,000	10,000
6/9/08	$ 26.14	10,000	—	10,000	10,000
12/6/05	$ 28.47	10,000	—	10,000	10,000
6/14/10	$ 16.35	7,814	7,814	7,814	7,814
5/17/11	$ 14.16	2,000	2,000	2,000	2,000

	Total	39,814	9,814	81,243	49,814

(3)	Mr. Rustand serves as the Board’s Lead Director.

On January 13, 2012, the Compensation Committee amended the stock ownership guidelines for our non-employee directors. Under these amended guidelines the non-employee directors are expected to own shares of our Common Stock with a value equal to three times their annual stipend.

Pursuant to the amended stock ownership guidelines, the following will count towards meeting the required holding level:

•	Shares held directly or indirectly;

•	Any restricted stock or stock units held under our Equity-Based Program (whether vested or unvested); and,

•	Shares owned jointly with or in trust for, their immediate family members residing in the same household.

Compliance with the established holding level requirement as determined under the amended guidelines is required by December 31, 2014. Once the ownership requirement has been achieved, the non-employee directors are free to sell shares of our Common Stock above the required holding level. In determining whether the director meets the required holding level, the stock ownership guidelines were amended to require use of the grant date fair value for such purpose. In the event a non-employee director does not achieve his or her holding level set forth above or thereafter sells shares of our Common Stock in violation of the stock ownership guidelines, the Board will consider all relevant facts and take such actions as it deems appropriate under the circumstances.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than ten percent of a registered class of the Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Providence. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Providence with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all Section 16(a) executive officers, directors and greater than ten percent beneficial stockholders of the Company complied with applicable Section 16(a) requirements during the year ended December 31, 2011.

Certain Relationships and Related Transactions

Policy Regarding Certain Relationships and Related Transactions

Pursuant to its written charter, the Audit Committee has adopted a Related Person Transaction Policy that, subject to certain exceptions, requires the Audit Committee (or the chair of the Audit Committee in certain instances) to review and either ratify, approve or disapprove all “transactions” with “related persons,” which have the meanings given to such terms in Item 404(a) of Regulation S-K.

In determining whether to approve or ratify a transaction with a related person under the policy, the Audit Committee is to consider all relevant information and facts available to it regarding the transaction and take into account factors such as the related person’s relationship to the Company and interest (direct or indirect) in the transaction, the terms of the transaction and the benefits to the Company of the transaction. No director is to participate in the approval of related person transaction for which he or she is a related person or otherwise has a direct or indirect interest.

The Audit Committee is also to review and assess ongoing related person transactions, if any, on at least an annual basis to determine whether any such transactions remain appropriate or should be modified or terminated.

Each year our directors and officers complete Directors’ and Officers’ Questionnaires, which, among other things, are designed to elicit certain information relating to transactions with the Company in which the officer or director or any immediate family member of such officer or director has a direct or indirect interest. These questionnaires are reviewed by our General Counsel and any such transactions or other related person transactions are brought to the attention of the Audit Committee as appropriate. We believe that our arrangements with CBIZ Benefits and Insurance Services, Inc. and VWP McDowell, LLC referred to below are no less favorable to us than those available to us from other entities providing such services.

Transaction with CBIZ Benefits and Insurance Services, Inc.

Providence uses CBIZ Benefits and Insurance Services, Inc. (“CBIZ”), a subsidiary of CBIZ, Inc., to administer and consult on its self-insured employee health benefits, 401(k) and deferred compensation plans. For 2011, CBIZ and its subsidiaries received approximately $657,000, consisting of fees of approximately $503,000 paid by Providence and commissions of approximately $154,000 paid by third parties related to business with Providence. Eric Rustand, Mr. Rustand’s son, works for CBIZ. Eric Rustand, Vice President of Business Development for CBIZ, is the lead consultant on the employee health benefits plans for Providence. For 2011, Eric Rustand received approximately $122,000 in commissions from CBIZ related to CBIZ’s business with Providence. The business relationship between Providence and CBIZ existed prior to Mr. Rustand becoming a member of the Board and will continue in 2012.

Transaction with VWP McDowell, LLC

LogistiCare (our wholly-owned subsidiary) operates a call center in Phoenix, Arizona. The building in which the call center is located is currently leased by LogistiCare from VWP McDowell, LLC, or McDowell, under a five year lease that expires in 2014, as amended. Under the lease agreement, LogistiCare may terminate the lease after the first 36 months of the lease term with a six month prior written notice. For 2011, LogistiCare paid approximately $414,000 in lease payments (including taxes and common area maintenance charges) to McDowell. The lease terms provide a schedule of rental payments due to McDowell over the entire term of the lease. For 2012, the monthly rental amounts due under the lease approximate $33,000. Steven Schwarz, Gregory Schwarz and Barry Schwarz, Mr. Schwarz’s brothers, each own 0.9%, 1.3% and 3.3% interest in McDowell, respectively. Michael Schwarz, Mr. Schwarz’s father is the trustee of MER Trust of which Mr. Schwarz and his brothers are beneficiaries and which has a 6.6% ownership interest in McDowell. In addition, Steven Schwarz owns a 50% interest in Via West Properties which is the managing member of McDowell. Via West Properties owns a 1.0% interest in McDowell. The leasing arrangement between LogistiCare and McDowell existed prior to Mr. Schwarz becoming a named executive officer of the Company.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Mr. Kerley (Chairperson) and Ms. Meints. No person who served as a member of the Compensation Committee during the fiscal year ended December 31, 2011 was a current or former officer or employee of Providence, or engaged in certain transactions with us, which was required to be disclosed by regulations of the SEC. There were no compensation committee “interlocks” during the fiscal year ended December 31, 2011, which generally means that none of Providence’s executive officers served as a director or member of the compensation committee of another entity, one of whose executive officers served as a member of our Board or as a member of our Board’s Compensation Committee.

PROPOSAL 2 – RATIFICATION OF THE ADOPTION OF THE AMENDED AND RESTATED RIGHTS

AGREEMENT

You are being asked to ratify the adoption by the Board of the Amended and Restated Rights Agreement, dated December 9, 2011, by and between the Company and Computershare Trust Company, N.A., as Rights Agent. Stockholder ratification of the Amended and Restated Rights Agreement is not required by applicable law, or by our Certificate of Incorporation, Bylaws or other governing documents. Nonetheless, the Board has determined to request stockholder ratification of the adoption of the Amended and Restated Rights Agreement as a matter of good corporate governance. The Board’s decision to seek ratification of the Amended and Restated Rights Agreement is not in response to, or in anticipation of, any unsolicited, pending or threatened takeover bid or offer for our Common Stock.

Background of the Amended and Restated Rights Agreement

On December 9, 2008, the Board declared a dividend of one preferred stock purchase right (a “Right”) for each outstanding share of Common Stock to stockholders of record at the close of business on December 22, 2008 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Preferred Stock, $0.001 par value per share (the “Preferred Stock”), at a specified purchase price (the “Purchase Price”), subject to adjustment. On December 9, 2008, the Company and Computershare Trust Company, N.A., as Rights Agent, entered into a Rights Agreement which was subsequently amended on October 9, 2009 (the “Initial Rights Agreement”).

On December 8, 2011, the Board approved an amendment and restatement of the Initial Rights Agreement which amends and restates in its entirety the Initial Rights Agreement. On December 9, 2011, the Company and Computershare Trust Company, N.A., as Rights Agent, executed an Amended and Restated Rights Agreement (the “Amended Rights Agreement”) to, among other things, extend the Expiration Date (as such term is defined in the Amended Rights Agreement) for an additional three-year period so that the Rights expire upon the close of business on December 9, 2014, increase the Purchase Price from $15.00 to $20.00 per one one-hundredth of a Preferred Share, expand the definition of Acquiring Person (as such term is defined in the Amended Rights Agreement) to include persons acting in concert with the person or group acquiring Common Stock, expand the definition of Beneficial Ownership (as such term is defined in the Amended Rights Agreement) to include certain derivative securities relating to the Common Stock and change certain other provisions in order to address various current practices in connection with stockholder rights agreements. In connection with the adoption of the Amended Rights Agreement, on December 9, 2011, the Company filed an Amended Certificate of Designation of Series A Junior Participating Preferred Stock (the “Amended Certificate of Designation”) with the Department of State, Division of Corporations, of the State of Delaware.

The Rights are designed to assure that all of the Company’s stockholders receive fair and equal treatment in the event of any proposed takeover of the Company and to guard against partial tender offers, open market accumulations and other abusive or coercive tactics without paying stockholders a control premium. The Rights will cause substantial dilution to a person or group (together with all affiliates and associates of such person or group and any person or group of persons acting in concert therewith (collectively, “Related Persons”)), other than specified exempt persons, that acquires 20% or more of the Common Shares (which includes for this purpose stock referenced in derivative transactions and securities) on terms not approved by the Board. The Rights are not intended to prevent a takeover of the Company and will not interfere with any merger or other business combination approved by the Board at any time prior to the first date that a person or group (together with all Related Persons) becomes an Acquiring Person (as described below).

Summary of the Amended Rights Agreement

The following summary of the terms of the Amended Rights Agreement is qualified in its entirety by reference to the complete text of (i) the Amended Rights Agreement, the complete text of which is attached hereto as Appendix A to this Proxy Statement, and (ii) the Amended Form of Certificate of Designation and other exhibits attached thereto, the complete text of which is attached hereto as Appendix B to this Proxy Statement.

Distribution Date; Exercisability. Initially, the Rights are not exercisable and are attached to all Common Stock certificates and no separate Rights certificates have been or will be issued. Separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the earlier to occur of the following two dates (the earlier of such dates being the “Distribution Date”):

•

the close of business on the 10th business day (or such later date as the Board may determine from time to time prior to the Distribution Date (as hereinafter defined)) following the first date of a public announcement by the Company or an Acquiring Person (as hereinafter defined) that a person or group (together with all Related Persons), other than specified “exempt persons” (as defined in the Amended Rights Agreement), has acquired beneficial ownership of 20% or more of the Common Shares (which includes for this purpose stock referenced in derivative transactions and securities) then outstanding (an “Acquiring Person”), or that discloses information which reveals the existence of, or a majority of the Board of Directors has become aware of the existence of, an Acquiring Person (the foregoing date, a “Stock Acquisition Date”); and

•

the close of business on the 10th business day (or such later day as the Board may determine prior to the Distribution Date) following the date that any person or group (together with all Related Persons), other than specified exempt persons, commences (or first publicly announces) a tender or exchange offer (other than a Qualified Offer (as defined below)) that, if consummated, would result in that person or group (together with all Related Persons) becoming an Acquiring Person.

The Rights are not exercisable until the Distribution Date. Pursuant to the Amended Rights Agreement, the Rights will expire on December 9, 2014 (the “Expiration Date”), unless the Expiration Date is amended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below. As soon as practicable after the Distribution Date, separate Rights Certificates will be mailed to the holders of record of the Common Shares as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, and except for Common Shares issued upon exercise, conversion or exchange of then outstanding options, convertible or exchangeable securities or other contingent obligations to issue shares or pursuant to any employee benefit plan or arrangement, only Common Shares issued prior to the Distribution Date will be issued with Rights.

Exempt Persons. The Amended Rights Agreement provides that an Acquiring Person does not include the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, or any entity organized to hold Common Shares pursuant to any employee benefit plan of the Company or for the purpose of funding any such plan. In addition, certain inadvertent acquisitions will not trigger the occurrence of the Distribution Date. The Amended Rights Agreement also provides that any person that would otherwise be deemed an Acquiring Person as of the adoption of the Amended Rights Agreement shall be exempted but only for so long as neither it nor any of its Related Persons acquire, without the prior approval of the Board, beneficial ownership of any additional Common Shares after the adoption of the Amended Rights Agreement.

Qualified Offer. In order to ensure that the Amended Rights Agreement does not discourage prospective acquirers from making offers to acquire the Company that may be in the best interests of stockholders, the Amended Rights Agreement contains a provision to address the possible receipt of an offer that may be deemed to be a Qualified Offer (as defined in the Amended Rights Agreement).

A Qualified Offer, in summary terms, is an offer determined by a majority of the independent members of the Board to have the following characteristics, among others, which are generally intended to preclude offers that are coercive, abusive or highly contingent:

•

is a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, for any and all of the outstanding Common Stock (whether such shares are outstanding at the commencement of the offer or become outstanding thereafter upon the exercise or conversion of options or other securities that are outstanding at the commencement of the offer);

•

is an offer that has been commenced and is made by an offeror (including Related Persons thereof) that beneficially owns no more than 10% of the outstanding Common Stock as of the date of such commencement;

•	is an offer whose per share offer price is greater than the higher of (a) the highest reported per share market price for Common Stock during the 24 months immediately preceding the commencement of the offer, (b) the highest price per share of Common Stock paid by the Person making the offer (or any Related Persons thereof) during the 24 months immediately preceding the commencement of the offer, (c) an amount that is 25% higher than the average of the daily per share closing prices for the Common Stock during the immediately preceding 12 months (determined as of the trading day immediately preceding the commencement of such offer), (d) an amount that is 25% higher than the closing price per share of the Common Stock (determined as of the trading day immediately preceding the commencement of such offer); and (e) if, at the time any offer is commenced, any other offer that is a Qualified Offer has been commenced and remains open, the per share price with respect to such earlier Qualified Offer;

•

is an offer that, within 20 business days after the commencement date of the offer (or within 10 business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the holders of the Common Stock is either inadequate or unfair;

•

is an offer that is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any financing, funding or similar condition or any requirements with respect to the offeror or its agents or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of the Company;

•

is an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least 120 business days and, if a special meeting is duly requested by stockholders in accordance with the terms of the Amended Rights Agreement, for at least 10 business days after the date of the special meeting or, if no special meeting is held within 90 business days following receipt of the special meeting notice in accordance with the Amended Rights Agreement, for at least 10 business days following such 90 business day period;

•

an offer that is conditioned on a minimum of at least two-thirds of the outstanding Common Stock not held by the Person making such offer (and such Person’s Related Persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

•

an offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second-step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to statutory appraisal rights, if any;

•

an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof); and

•	an offer that is otherwise in the best interests of the Company and its stockholders.

As discussed in the Amended Rights Agreement, additional requirements apply to offers not consisting solely of cash consideration. Notwithstanding the inclusion of a Qualified Offer provision in the Amended Rights Agreement, the Board reserves the right to reject any Qualified Offer or any other tender or exchange offer or other acquisition proposal, or take any other action with respect to any Qualified Offer or any tender or exchange offer or other acquisition proposal that the Board believes is necessary or appropriate in the exercise of its fiduciary duties.

Flip-In Event. If a Distribution Date occurs, then, each holder of a Right (except Rights which previously have been voided) will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the existence of an Acquiring Person, all Rights that are, or (under certain circumstances specified in the Amended Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. The event summarized in this paragraph is referred to as a “Flip-in Event.”

For example, at an exercise price of $20.00 per Right, each valid Right following a Flip-in Event not owned by an Acquiring Person or any Related Person would entitle its holder to purchase $40.00 worth of Common Stock (or other consideration, as noted above).

Flip-Over Event. In the event that, at any time following a Distribution Date, directly or indirectly, (i) the Company is consolidated with, or merged with and into, another entity and the Company is not the surviving entity of such consolidation or merger or if the Company is the surviving entity, but its outstanding shares of Common Stock are changed or exchanged for stock or securities (of any other person) or cash or any other property, or (ii) more than 50% of the Company’s assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided) shall thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the acquiring company, which at the time of such transaction will have a market value of two times the exercise price of the Right. The event summarized in this paragraph is referred to as a “Flip-over Event.”

For example, at an exercise price of $20.00 per Right, each valid Right following a Flip-over Event would entitle its holder to purchase $40.00 worth of the acquiring company’s common stock.

Exchange. At any time after a person becomes an Acquiring Person (and until such Acquiring Person has acquired beneficial ownership of 50% or more of the Common Stock), the Board may cause the exchange of the Rights (other than Rights owned by the Acquiring Person or any Related Person, which would have become void), in whole or in part, for shares of Common Stock at an exchange ratio of one share of Common Stock for each Right (or, if insufficient shares are available, the Company may issue preferred stock, cash, debt or equity securities, property or a combination thereof in exchange for the Rights).

Redemption. At any time prior to the earlier of (i) the close of business on the 10th day following the Stock Acquisition Date, or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the 10th day following the Record Date, and (ii) the final expiration date of the Amended Rights Agreement or December 9, 2014, the Board may redeem the Rights, in whole but not in part, at a price of $0.001 per Right (the “Redemption Price”), payable in cash, debt, equity securities, property or a combination thereof. The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board, in its sole discretion, may establish.

In addition, as noted above, not earlier than 90 business days nor later than 120 business days after the Company receives a Qualified Offer, the holders of record of 10% of the Common Stock (excluding Common Stock beneficially owned by the Person making the Qualified Offer and such Person’s Related Persons) shall be entitled to deliver a written notice to the Company requesting a special meeting of the stockholders of the Company to vote upon a resolution authorizing the redemption of all but not less than all of the then outstanding Rights at the Redemption Price. If no person has become an Acquiring Person, the offer continues to be a Qualified Offer and stockholders representing at least a majority of the Common Stock outstanding as of the record date for the special meeting vote in favor of redeeming the rights (excluding Common Stock beneficially owned by the Person making the Qualified Offer and such Person’s Related Persons), then such Qualified Offer shall be deemed exempt from the Amended Rights Agreement on the date that the vote results are certified. If no person has become an Acquiring Person and no special meeting is held by the date required, the Rights will be redeemed at the close of business on the 10th business day following that date.

Immediately upon the effectiveness of the action of the Board ordering redemption of the Rights or the effectiveness of the redemption of the Rights pursuant to the Qualified Offer redemption provisions, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment. Prior to the Distribution Date, the Amended Rights Agreement can be amended or supplemented in any respect (other than to decrease the Redemption Price) by the Board at any time without the approval of the holders of any Rights; provided, however, that any amendment which extends the Expiration Date of the Rights must be submitted for stockholder ratification within one year of the adoption of the Amended Rights Agreement. Thereafter, the Amended Rights Agreement may be amended only in a manner that does not decrease the Redemption Price or adversely affect the holders of the Rights (excluding any Acquiring Person or its Related Persons). Business combinations approved by the Board generally involve the redemption of the Rights or an amendment of the Amended Rights Agreement to make them inapplicable to the particular acquisition.

SEC Registration. Since the Rights are not exercisable immediately, registration of the preferred stock issuable upon exercise of the Rights with the Securities and Exchange Commission is not required until the Rights become exercisable.

Suspension of Exercisability or Exchangeability. If the Board determines that some action needs to be taken under certain terms and provisions of the Amended Rights Agreement, or in order to properly give effect to those terms and provisions, or to comply with federal or state securities laws or applicable regulations of the exchange on which the rights are traded, the Company may suspend the exercisability or exchangeability of the rights for a reasonable period sufficient to allow it to take such action or comply with such laws or regulations. In the event of any such suspension, the Company will promptly make a public announcement stating that the exercisability or exchangeability of the rights has been temporarily suspended. Upon such suspension, any rights of action vested in a rights holder will also be temporarily suspended.

Adjustment. The Purchase Price payable, and the number fractional Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) if holders of the Preferred Shares are granted certain rights or warrants to subscribe for or purchase Preferred Shares or securities convertible into Preferred Shares or equivalent preferred stock at less than the then-current market price (as defined in the Amended Rights Agreement) of the Preferred Shares, or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness, cash (excluding regular quarterly cash dividends), assets (other than a dividend payable in Preferred Shares but including any dividend payable in stock other than Preferred Shares) or of subscription rights or warrants (other than those referred to above). The number of Rights associated with each share of Common Stock is also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

Preferred Stock. As provided in the Amended Certificate of Designation as filed by the Company with the Department of State, Division of Corporations, of the State of Delaware on December 9, 2011, the Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to receive, when, as and if declared by the Board, a minimum preferential quarterly dividend payment of $1.00 per share or, if greater, an aggregate dividend of 100 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per Preferred Share, plus an amount equal to accrued and unpaid dividends, and will be entitled to an aggregate payment of 100 times the payment made per share of Common Stock. Each Preferred Share will have 100 votes, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which shares of Common Stock are changed or exchanged, each Preferred Share will be entitled to receive 100 times the amount received per share of Common Stock. These rights are protected by customary anti-dilution provisions. Because of the nature of the Preferred Shares’ dividend, liquidation and voting rights, the value of the one one-hundredth of a Preferred Share purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

Rights of Holders. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Authority of the Board. When evaluating decisions surrounding the redemption of the Rights or any amendment to the Amended Rights Agreement to delay or prevent the Rights from detaching and becoming exercisable as a result of a particular transaction, pursuant to the Amended Rights Agreement, the Board, or any future Board, would not be subject to restrictions such as those commonly known as “dead-hand,” “slow-hand,” “no-hand,” or similar provisions.

Certain Anti-Takeover Effects. The Rights are not intended to prevent a takeover of the Company and will not interfere with any merger or other business combination approved by the Board. However, the Rights may cause substantial dilution to a person or group that acquires beneficial ownership of 20% or more of the outstanding Common Stock (which includes for this purpose stock referenced in derivative transactions and securities).

Other Protections Afforded Stockholders

The Board believes that the adoption of the Amended Rights Agreement for the reasons described above is in the best interests of the Company and its stockholders. In making your voting decision, stockholders should consider that, while the Amended Rights Agreement is not intended to prevent a takeover of the Company, it does have a potential anti-takeover effect. Stockholders should also consider that the Board does not have any current intention of implementing any other proposal having an anti-takeover effect, although certain provisions of the Company’s Certificate of Incorporation and the Company’s Bylaws may have that effect, as might Delaware’s business combination statute. We believe these provisions, along with the Amended Rights Agreement, protect our stockholders from coercive or otherwise unfair takeover tactics by requiring potential acquirors to negotiate with our Board, and by providing our Board with more time to assess any acquisition proposal. These provisions are not intended to prevent parties from making an unsolicited offer for or acquisition of the Company at a full and fair price and on fair terms. However, these provisions apply even if the offer may be considered beneficial by some stockholders and could delay or prevent an acquisition that our Board determines is not in the best interests of the Company and its stockholders.

United States Federal Income Tax Consequences

The United States federal income tax consequences of stockholder rights agreements have not been definitively established by Congress or the courts, and the only revenue ruling issued by the Internal Revenue Service to date addresses the adoption of a stockholder rights agreement, but not any later tax consequences. The following discussion of probable tax consequences is subject to changes in the law, as well as clarification and interpretation of existing law that may have retroactive as well as prospective effect.

Under Revenue Ruling 90-11, the adoption of the Amended Rights Agreement and the subsequent distribution of the rights to stockholders would not be a taxable event for us or our stockholders under federal income tax laws. Although not addressed in the revenue ruling, the physical distribution of rights certificates upon the rights becoming exercisable should not result in any tax.

After such physical distribution, the rights would probably be treated for tax purposes as capital assets in the hands of most stockholders and each right would probably have a basis of zero and a holding period which relates back to the holding period of the stock with respect to which such rights were issued. Upon the rights becoming rights to purchase acquirer common stock, holders of rights probably would be taxed even if the rights were not exercised. Upon the rights being redeemed for cash or the rights being exchanged for our Common Stock, holders of the rights would probably have a taxable event. Upon the rights becoming rights to purchase our Common Stock, holders of rights would probably not have a taxable event. The rights may have an impact on any tax-free reorganizations we may undergo. Several types of tax-free transactions can still be structured, although the rights may not be subject to tax-free treatment.

Accounting Treatment

The initial issuance of the rights as a dividend at December 22, 2008 had no financial accounting or reporting impact. The fair value of the rights was zero because the rights were “out of the money” when issued and no value is attributable to them. Additionally, the rights do not meet the definition of a liability under generally accepted accounting principles in the United States and are therefore not accounted for as a long-term obligation.

Effect of Non-Approval of Proposal Two

None of the Company’s Bylaws, other governing documents or applicable law require stockholder ratification of the adoption of the Amended Rights Agreement. However, the Board considers a proposal for stockholders to ratify the adoption of the Amended Rights Agreement a matter of good corporate governance. If the stockholders do not ratify the adoption of the Amended Rights Agreement, the Board will consider whether to continue the Amended Rights Agreement in its current form, to amend one or more of its provisions, or to terminate it by redeeming the rights or otherwise. In weighing such alternatives, the Board will likely take into account a number of factors, including the nature of stockholders’ objections to the Amended Rights Agreement (to the extent discernable), then current market conditions, whether the Board believes there is a need to defend the ability of its stockholders to fairly and equally participate in a change-of-control transaction, and whether the Board believes that, despite the failure of stockholders to ratify the Amended Rights Agreement, in the exercise of its fiduciary duties, it is appropriate and in the best interests of stockholders to continue such agreement.

Although the Board will carefully consider the stockholders’ vote as expressed at the Annual Meeting, because the Board owes fiduciary duties to all stockholders, it must make an independent decision in the exercise of its fiduciary duties whether it is in the best interests of the Company and all of its stockholders to terminate the Amended Rights Agreement, and may not rely solely on the stockholder vote in making this decision. Accordingly, the Board may decide that its fiduciary duties require it to leave the Amended Rights Agreement in place notwithstanding the failure of stockholders to ratify its adoption. Likewise, even if the adoption of the Amended Rights Agreement is ratified by stockholders, the Board may, at any time during the term of the Amended Rights Agreement, determine, in the exercise of its fiduciary duties, that the Amended Rights Agreement should be terminated.

The Board recommends that you vote “FOR” the ratification of its adoption of the Amended Rights

Agreement.

PROPOSAL 3 – AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to ratify the adoption by the Board of the Amended Rights Agreement, the Company’s proxy holders may move to adjourn the Annual Meeting at that time in order to enable the Board to solicit additional proxies. In that event, the Company will ask its stockholders to vote only upon the adjournment proposal, and not upon the proposal regarding the ratification of the Amended Rights Agreement.

In this proposal, the Company is asking its stockholders to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to ratify the adoption by the Board of the Amended Rights Agreement. If the stockholders approve the adjournment proposal, the Company could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of the adjournment proposal could mean that, even if the Company had received proxies representing a sufficient number of votes to defeat the proposal to ratify the Amended Rights Agreement, the Company could adjourn the Annual Meeting without a vote on such proposal and seek to convince its stockholders to change their votes in favor of such proposal.

If it is necessary to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for thirty (30) days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting.

The Board recommends that you

vote “FOR” the Authorization to Adjourn the Annual Meeting

PROPOSAL 4 – AMENDMENT TO THE PROVIDENCE SERVICE CORPORATION 2006

LONG-TERM INCENTIVE PLAN

General

The Board believes that the 2006 Plan has contributed significantly to the success of the Company by enabling the Company to attract and retain the services of employees, including executive officers, directors and consultants of exceptional ability. Because the success of the Company is largely dependent upon the judgment, interest and special efforts of these employees, directors, consultants and advisors, the Company endeavors to continue to provide stock based incentive awards to recruit, motivate and retain these individuals. Accordingly, on February 14, 2012, upon the recommendation of the Compensation Committee the Board approved an amendment to the 2006 Plan, subject to approval by the stockholders of the Company, to increase the number of shares of Common Stock authorized for issuance under the 2006 Plan by 1,500,000 shares from 2,900,000 shares to 4,400,000 shares. In addition, on February 14, 2012, upon the recommendation of the Compensation Committee the Board approved other amendments to the 2006 Plan subject to stockholders’ approval of an increase in the number of shares available for grant under the 2006 Plan. Those amendments include the adoption of a fungible share plan design, a prohibition on liberal share counting and a prohibition on the issuance of dividend equivalent rights with respect to appreciation awards or unearned performance awards all as set forth in the 2006 Plan, as amended, in Appendix C to this Proxy Statement.

The 2006 Plan is intended to advance the interests of the Company and its stockholders by providing for the grant of stock-based and other incentive awards to enhance the Company’s ability to attract and retain employees, directors, consultants, advisors and others who are in a position to make contributions to the success of the Company and any entity in which the Company owns, directly or indirectly, 50% or more of the outstanding capital stock as determined by aggregate voting rights or other voting interests (“Affiliates”) and encourage such persons to take into account the long-term interests of the Company and its stockholders through ownership of Common Stock or securities with value tied to Common Stock. To achieve this purpose, the 2006 Plan allows the flexibility to grant or award stock options, stock appreciation rights (“SARs”), restricted stock, unrestricted stock, stock units including restricted stock units and performance awards to eligible persons. Under the 2006 Plan, stock options may be granted that are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), as well as stock options not intended to so qualify which are referred to as non-qualified stock options.

If approved, the amended 2006 Plan would allow the Company to make awards to employees, directors, consultants, advisors and others who are in a position to make contributions to the Company and its Affiliates up to 4,400,000 shares of Common Stock. As of the Record Date, there were an aggregate of 1,798,616 and 301,237 shares of Common Stock subject to outstanding options and restricted stock grants (or full value awards excluding cash settled performance restricted stock units), respectively, under all of the Company’s stock plans. The weighted-average term and exercise price of the options outstanding as of the Record Date were 5.6 years and $19.39, respectively. The number of shares available to be granted under the 2006 Plan was 88,812 as of the Record Date. Historically, the Company provided stock based compensation under the Company’s 1997 Stock Option and Incentive Plan (the “1997 Plan”) and 2003 Stock Option Plan (the “2003 Plan”) to employees, non-employee directors and consultants. As of the Record Date, there were no shares of Common Stock remaining available for future grants under the 1997 Plan and 2003 Plan. No further grants or awards may be issued under the 1997 Plan or 2003 plan, but the awards outstanding under both plans will remain in effect in accordance with their terms.

Previously, the Board adopted a “Burn Rate Policy” for the three fiscal years ending December 31, 2012. During this three year period our Burn Rate Policy requires us to limit the number of shares of Common Stock that we grant subject to stock awards over the three year period to an annual average of 4.02% of our outstanding Common Stock (which is equal to the average of the median burn rate plus one standard deviation for the 2009 and 2010 calendar years for Russell 3000 companies in our Global Industry Classification Standards Peer Group, as published by Institutional Shareholder Services in 2009 and 2010). For purposes of our calculation, each share subject to a full value award (i.e., restricted stock, restricted stock unit, performance share and any other award that does not have an exercise price per share equal to the per share fair market value of our Common Stock on the grant date) will be counted as 1.5 shares. For 2010 and 2011, our average annual burn rate equaled approximately 3.59%.

The following summary of principal features of the 2006 Plan in this Proxy Statement is qualified in its entirety by the language in the 2006 Plan, which is attached as Appendix C to this Proxy Statement. Stockholders should read the 2006 Plan in its entirety.

Administration

The Compensation Committee administers the 2006 Plan and has discretionary authority to operate, manage and administer the 2006 Plan in accordance with its terms. The Compensation Committee determines participants who will be granted awards under the 2006 Plan, the size and types of awards, the terms and conditions of awards and the form and content of the award agreements representing awards. The Compensation Committee is authorized to establish, administer and waive terms, conditions and performance goals of outstanding awards and to accelerate the vesting or exercisability of awards, in each case, subject to limitations contained in the 2006 Plan. In the case of any award intended to be eligible for the performance-based compensation exception under Section 162(m) of the Code, the Administrator will exercise its discretion consistent with qualifying the award for that exception. The Compensation Committee interprets the 2006 Plan and award agreements and has authority to correct any defects, supply any omissions and reconcile any inconsistencies in the 2006 Plan and/or any award agreements. The Compensation Committee’s decisions and actions concerning the 2006 Plan are final and conclusive.

Within the limitations of the 2006 Plan and applicable law, the Compensation Committee may delegate (i) to one or more of its members such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant rights or options to the extent permitted by Section 157(c) of the Delaware General Corporation Law; (iii) to one or more officers of the Company the authority to allocate other awards among such persons (other than officers of the Company) eligible to receive awards under the 2006 Plan as such delegated officer or officers determine consistent with such delegation; provided, that with respect to any delegation described in this clause (iii) the Compensation Committee (or a properly delegated member or members of such Committee) will have authorized the issuance of a specified number of shares of Common Stock under such awards and will have specified the consideration, if any, to be paid therefore; and (iv) to such employees or other persons as it determines such ministerial tasks as it deems appropriate. References to Administrator in this summary of the principal features of the 2006 Plan mean the Compensation Committee and persons delegated responsibilities under the 2006 Plan. The Compensation Committee has delegated authority to Mr. McCusker, the Company’s Chief Executive Officer, to grant awards to key employees and consultants under this provision, subject to limitations.

The Compensation Committee must be comprised of two or more members of the Board, each of whom satisfies independence criteria of the applicable listing standards of The Nasdaq Stock Market, LLC, as an “outside” director within the meaning of Section 162(m) of the Code and is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act. Currently, the members of the Compensation Committee are Mr. Kerley and Ms. Meints, each of whom is a director, but not an employee, of the Company.

Limits on Awards

The maximum number of shares of Common Stock that may be issued under the 2006 Plan may not exceed, in the aggregate, 2,900,000 shares; provided however, if this proposal is approved, the aggregate number of shares that may be issued under the 2006 Plan will be 4,400,000. Of the aggregate number of shares eligible for issuance under the 2006 Plan, the number of shares of Common Stock that may be issued pursuant to incentive stock option (“ISOs”) is 800,000. The 2006 Plan provides that for purposes of determining the number of shares of Common Stock available for delivery under the 2006 Plan, (a) when a SAR is exercised, the full number of shares covered by the exercised portion of the SAR will be deducted from the shares available for delivery under the 2006 Plan, if the SAR is settled in shares and (b) any shares subject to an award or portion of an award that is terminated, surrendered or cancelled will be available for future awards under the 2006 Plan; however, shares used to pay the exercise price or required tax withholding for an award under the 2006 Plan will not be available for future awards under the 2006 Plan. If this proposal is approved, the amended 2006 Plan will impose further limitations on awards such that, except as set forth in the preceding sentence, shares that have been issued under the 2006 Plan pursuant to an Award may not be returned to the 2006 Plan and may not become available for future issuance under the 2006 Plan. In furtherance of the foregoing, shares of Common Stock repurchased by the Company with proceeds collected in connection with the exercise of Stock Options will not be available for grant under the 2006 Plan; provided, however to the extent an award is settled in cash rather than shares of Common Stock, such cash payment will not result in reducing the number of shares available for grant under the 2006 Plan. Notwithstanding the foregoing, any shares of Common Stock subject to awards other than stock options or SARs will be counted against the limit set forth herein as follows: (i) with respect to awards granted under the 2006 Plan on or after the date the Company’s stockholders approve the increase in shares of Common Stock available under the 2006 Plan at the Annual Meeting (the “Approval Date”), shares of Common Stock subject to each such Award will be counted as 1.39 shares for every one share subject to such award and will be counted as 1.39 shares for every one share subject to such award that is returned to (or deemed not to have been issued under) the 2006 Plan and (ii) with respect to awards granted under the 2006 Plan prior to the Approval Date and options and SARs granted after the Approval Date, shares of Common Stock subject to each such Award will be counted as one share for every one share subject to such award that is returned to (or deemed not to have been issued under) the 2006 Plan.

To the extent consistent with Section 422 of the Code, if the Company or a subsidiary acquires or combines with another company, any awards that may be granted under the 2006 Plan in substitution or exchange for outstanding stock options or other awards of the other company will not reduce the shares available for issuance under the 2006 Plan. Common Stock delivered by the Company under the 2006 Plan may be authorized but unissued Common Stock or previously issued Common Stock acquired by the Company. No fractional shares of Common Stock will be delivered under the 2006 Plan.

Participation

The Administrator may grant awards under the 2006 Plan to employees, directors, consultants and advisors of the Company and its Affiliates (“Participants”). However, only employees of the Company and its subsidiaries will be eligible to receive ISOs under the 2006 Plan.

Rules Applicable to Awards Granted Under the 2006 Plan

The Administrator determines the terms of all awards, subject to the limitations provided under the 2006 Plan. All awards are evidenced by an agreement approved by the Administrator. By accepting any award granted under the 2006 Plan, the Participant agrees to the terms of the award and the 2006 Plan. Notwithstanding any provision of the 2006 Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified under the 2006 Plan, as determined by the Administrator.

•

Term of the 2006 Plan. The 2006 Plan became effective upon stockholder approval on May 25, 2006 and will continue in effect until all shares of the Common Stock available under the 2006 Plan are delivered and all restrictions on those shares have lapsed, unless the 2006 Plan is terminated earlier by the Administrator. No awards may be made after May 25, 2016, but previously granted awards may continue beyond that date in accordance with their terms.

•

Transferability. ISOs and other awards under the 2006 Plan generally may not be sold or otherwise transferred except by will or the laws of descent and distribution or the designated beneficiary of a deceased Participant. During the Participant’s lifetime the Administrator may permit awards other than ISOs and any related SARs to be transferred. In no event may awards be transferred for consideration.

•

Dividend Equivalents. The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Common Stock subject to an award. If this proposal is approved, the amended 2006 Plan will provide that any dividend equivalent rights granted in connection with restricted stock, stock units, including restricted stock units, and performance awards will be held and will not be paid until the underlying restricted stock, stock units, including restricted stock units, and performance awards vests. In addition, no dividend equivalent rights may be paid with respect to stock options or SARS.

•

Section 409A of the Code. Awards under the 2006 Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. If any provision of the 2006 Plan or an award agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an award to be subject to the interest and penalties under Section 409A of the Code, such provision of the 2006 Plan or award will be modified to maintain, to the maximum extent possible, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. Notwithstanding any provisions of the 2006 Plan or any award granted thereunder to the contrary, no acceleration may occur with respect to any award to the extent such acceleration would cause the 2006 Plan or an award granted there under to fail to comply with Section 409A of the Code. Additionally, notwithstanding any provisions of the 2006 Plan or an applicable award agreement to the contrary, no payment shall be made with respect to any award granted under the 2006 Plan to a “specified employee” (as such term is defined for purposes of Section 409A of the Code) prior to the six-month anniversary of the employee’s separation of service to the extent such six-month delay in payment is required to comply with Section 409A of the Code.

Stock Options and SARs

A stock option is the right to purchase a specified number of shares of Common Stock in the future at a specified exercise price and subject to the other terms and conditions specified in the option agreement and the 2006 Plan. SARs may be granted under the 2006 Plan alone or together with specific stock options granted under the 2006 Plan. SARs are awards that, upon their exercise, give a Participant the right to receive from the Company an amount equal to (1) the number of shares for which the SAR is exercised, multiplied by (2) the excess of the fair market value of a share of the Common Stock on the exercise date over the grant price of the SAR.

•

Duration of Options and SARs. The latest date on which an option or a SAR may be exercised is the tenth anniversary of the date the option (fifth anniversary in the case of an ISO granted to a ten percent stockholder within the meaning of Section 422(b)(6) of the Code) or SAR was granted, or such earlier date as may have been specified by the Administrator at the time the option or SAR was granted.

•

Vesting. The Administrator will fix the term during which each stock option or SAR may be exercised, but no stock option or SAR may be exercisable after the tenth anniversary of its date of grant. Except as otherwise provided in the 2006 Plan or as expressly provided in an award agreement, one-third of each award of stock options or SARs will become exercisable upon one-year from the date of grant with the remaining portion of the award becoming exercisable in equal installments commencing on the second and third one year anniversaries of the date of grant. The Administrator may accelerate vesting of stock options and SARs.

•

Time and Manner of Exercise. Unless the Administrator expressly provides otherwise, an award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by a payment required under the award.

•

Exercise Price. The exercise price (or in the case of a SAR, the base price above which appreciation is to be measured) of each award requiring exercise is 100% (in the case of an ISO granted to a ten percent stockholder within the meaning of Section 422(b)(6) of the Code, 110%) of the fair market value of the Common Stock subject to the award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other events described in Section 7. (d)(1) and (2) of the 2006 Plan), the terms of any outstanding awards that are options or SARs may not be amended to reduce the exercise price without stockholder approval.

•

Payment of Exercise Price. The exercise price of any award granted under the 2006 Plan may be paid in cash, shares of the Company’s Common Stock that have been outstanding for a least six months and that have a fair market value equal to the exercise price or any other method that may be approved by the Administrator, such as a cashless broker-assisted exercise, that complies with law.

Restricted Stock and Other Awards not Requiring Exercise

Restricted stock awards are shares of Common Stock that are awarded to a Participant subject to the satisfaction of the terms and conditions established by the Administrator. A recipient of restricted stock has the rights of a stockholder during the restriction period, including the right to receive any dividends, which may be subject to the same restrictions as the restricted stock, unless the Administrator provides otherwise in the grant.

•	Consideration. In general, awards that do not require exercise may be made in exchange for such lawful consideration, including services, as the Administrator determines.

•

Vesting. Restricted stock is granted subject to such restrictions on the full enjoyment of the shares as the Administrator specifies; which restrictions may be based on the passage of time, satisfaction of performance criteria, or the occurrence of one or more events; and will lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Administrator specifies. The Administrator fixes the term during which each restricted stock award vests. Except as otherwise provided in the 2006 Plan or as expressly provided in an award agreement, each award of restricted stock that vests over time will vest in three equal installments on the first, second and third one-year anniversaries of the date of grant and each award of restricted stock that vests based on the satisfaction of certain performance criteria established by the Administrator will begin vesting after the first anniversary of the date of grant.

Events Affecting Outstanding Awards

Events affecting outstanding awards include termination of employment, change in control, termination of awards and change in and distributions with respect to Common Stock.

•

Termination of Employment. In general, the treatment of an award upon termination of an employee Participant’s employment will be determined by the Administrator at the time of grant and specified in the document by which the award is granted, subject to the authority of the Administrator under the 2006 Plan to modify or waive terms and conditions of the award. If the termination of employment is by reason of disability (as determined by the Administrator) or death subject to certain limitations of the 2006 Plan and/or the award agreement: (A) stock options and SARs held by the Participant or any permitted transferees of the Participant will immediately become exercisable in full and will remain exercisable until the earlier of (x) the first anniversary of the date on which the Participant’s employment ceased as a result of disability or the third anniversary of the date on which the Participant’s employment ceased as a result of death, and (y) the date on which the award would have terminated had the Participant remained an employee and (B) the Participant’s unvested restricted stock and restricted stock units will immediately vest and become free of restrictions. If vesting or exercisability of an award is conditioned upon satisfaction of performance criteria that have not been satisfied at the time the Participant’s employment terminates by reason of disability or death, the award will terminate unless the Administrator exercises its authority under the 2006 Plan to waive or modify the conditions of the award. If the termination of employment is for any reason other than disability or death of the Participant: (A) stock options and SARs held by the Participant or the Participant’s permitted transferees that were not exercisable immediately prior to cessation of employment will terminate immediately. Each such stock option and SAR that were so exercisable will remain exercisable until the earlier of (x) the date which is three months after the date on which the Participant’s employment ceased and (y) the date on which the Award would have terminated had the Participant remained an employee. The Company will have the right to reacquire the Participant’s unvested restricted stock at the lower of the Participant’s original purchase price, if any, for such Common Stock, and the fair market value of the Common Stock on the date of termination. If there was no purchase price, then the restricted stock will be forfeited. Restricted stock units will be forfeited.

•

Change in Control. Immediately prior to a change in control of the Company (as defined in the 2006 Plan), but subject to any contrary law or rule or provision of an award agreement that is in effect under the 2006 Plan prior to the change in control: (a) all outstanding stock options and SARs will become fully exercisable; (b) all restrictions applicable to outstanding restricted stock awards will lapse and (c) the delivery of shares of Common Stock deliverable under all outstanding awards of stock units will be accelerated, and the shares will be delivered. If vesting or exercisability of an award, or delivery of stock under an award, is conditioned upon satisfaction of performance criteria (as defined in the 2006 Plan) that have not been satisfied at the time of the change in control, except as otherwise provided upon grant of the award, vesting, exercisability and delivery of Common Stock will not be accelerated by the change in control unless the Administrator exercises its authority under the 2006 Plan to modify or waive terms and conditions of the award. The Administrator may also provide that any options or other awards cannot be exercised after or will be terminated after a change in control transaction. However, depending on the nature of the change in control transaction, payment of certain awards may be delayed to comply with Section 409A of the Code. If the change in control is one in which holders of Common Stock will receive upon consummation a payment (whether cash, non-cash or a combination of the foregoing), the Administrator may provide for payment (a “cash-out”), with respect to some or all awards, equal in the case of each affected award to the excess, if any, of (i) the fair market value of one share of Common Stock (as determined by the Administrator in its reasonable discretion) times the number of shares of Common Stock subject to the award, over (ii) the aggregate exercise price, if any, under the award (or in the case of an SAR, the aggregate base price above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of Common Stock) and other terms, and subject to such conditions, as the Administrator determines.

•

Termination of Awards. Unless otherwise provided by the Administrator, each outstanding award other than restricted stock will terminate upon consummation of a “covered transaction” (as defined in the 2006 Plan).

•

Change in and Distributions with Respect to Stock. In the event of any corporate event or transaction, such as a stock dividend, stock split, recapitalization or other change in the Company’s capital structure, the Administrator will adjust the number and kind of securities that can be delivered under the 2006 Plan. In the event of distributions other than those described above, the Administrator, in its discretion may make adjustments under the 2006 Plan to avoid distortion in the operation of the 2006 Plan and preserve the value of awards.

Amendment and Termination

The Administrator at any time or times may amend the 2006 Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate the 2006 Plan as to any future grants of awards; provided, that except as otherwise expressly provided in the 2006 Plan the Administrator may not, without the Participant’s consent, alter the terms of an award so as to affect adversely the Participant’s right under the award, unless the Administrator expressly reserved the right to do so at the time of the award. The Administrator may not, without stockholder approval, (i) materially increase the number of securities that may be issued under the 2006 Plan, or (ii) materially modify the requirements for participation under the 2006 Plan. Any other amendment to the 2006 Plan is conditioned upon stockholder approval only to the extent, if any, such approval is required by law or the applicable listing requirements of The Nasdaq Stock Market, LLC, as determined by the Administrator.

Reasons for the Proposed Amendment

Under the 2006 Plan, of the 2,900,000 shares of Common Stock authorized under the 2006 Plan, 88,812 shares were available for future award grants at June 30, 2012. The purpose of the proposed increase is to provide sufficient shares for future award grants to employees, directors, consultants, advisors and others who are in a position to make contributions to the Company and its Affiliates. The Board believes that the Company and its stockholders benefit significantly from having the Company’s key personnel receive stock awards and options to purchase the Company’s Common Stock, and that the opportunity thus afforded such persons to acquire Common Stock is an essential element of an effective management incentive program. The Board also believes that stock options, particularly incentive stock options, and restricted stock awards are valuable in attracting and retaining highly qualified personnel and in providing additional motivation to such personnel to use their best efforts on behalf of the Company and its stockholders.

Awards Under the 2006 Plan

Information concerning options and restricted stock granted in 2011 to the Named Executive Officers is set forth under “Executive Compensation—2011 Grants of Plan Based Awards Table” below and to directors is set forth under “Corporate Governance—Compensation of Non-Employee Directors” above. Options and restricted stock granted in 2011 were based on the number of options and restricted stock available for issuance under the 2006 Plan at the time of grant. The following table sets forth certain information regarding options and restricted stock awards previously granted under the 2006 Plan as of the Record Date.

Name and position	Amount of options	Amount of restricted stock
Fletcher Jay McCusker, Chairman and Chief Executive Officer, Director Nominee	131,339	210,838
Craig A. Norris, Chief Operating Officer	62,833	131,139
Michael N. Deitch, Chief Financial Officer	59,857	124,153
Fred D. Furman, EVP and General Counsel	59,857	124,153
Herman M. Schwarz, Chief Executive Officer of LogistiCare	74,723	56,131
Hunter Hurst, III, Director (1)	29,814	58,900
Richard A. Kerley, Director	9,814	24,900
Kristi L. Meints, Director Nominee	29,814	58,900
Warren S. Rustand, Director	29,814	58,900
Executive Group (6 persons)	404,936	654,867
Non-executive Director and Director Nominee Group (4 persons)	99,256	201,600
Non-executive Officer Employee Group (208 persons)	878,203	127,278
Consultants (2 persons)	8,000	—
Former Board Members (3 persons)	65,628	52,835

(1)	Mr. Hurst served as a director until June 19, 2012.

The Compensation Committee has also issued performance restricted stock units to the Named Executive Officers that can only be settled in cash. These awards do not count against the shares available for issuance under the 2006 Plan. Information concerning performance restricted stock units granted to the Named Executive Officers in 2011 is set forth under “Executive Compensation—2011 Grants of Plan Based Awards Table” below and granted in 2012 is set forth in our Current Report on Form 8-K filed with the SEC on January 20, 2012.

The amounts or types of future equity awards to be made to certain executive officers and key employees are not determinable at this time.

On July 10, 2012, the last sale price of the Common Stock was $12.69 per share as reported on the NASDAQ Global Select Market.

A summary of certain federal income tax consequences associated with the 2006 Plan is set forth in “U.S. Federal Income Tax Consequences of the 2006 Long-Term Incentive Plan” below.

There are two reasons for seeking stockholder approval of Proposal 4. One is to satisfy the listing requirements of The Nasdaq Stock Market, LLC that require companies whose shares are reported on the Nasdaq Global Select Market to obtain stockholder approval of amendments to stock plans for directors, officers or key employees. The second reason is to satisfy requirements of the Code which require stockholder approval of the amendment in order for options granted for the additional shares issuable under the 2006 Plan to qualify as incentive stock options to the extent so designated and for the 2006 Plan to satisfy one of the conditions of Section 162(m) applicable to performance-based compensation.

If the stockholders do not approve Proposal 4, then the maximum number of shares issuable under the 2006 Plan will remain at 2,900,000 shares and the fungible share plan design, prohibition on liberal share counting and prohibition on the issuance of dividend equivalent rights with respect to appreciation awards or unearned performance awards will not be implemented.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE 2006 LONG-TERM INCENTIVE PLAN

This general tax discussion is intended for the information of stockholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2006 Plan. Different tax rules may apply to specific participants and transactions under the 2006 Plan.

Generally, under existing federal tax law, Providence will be entitled to federal income tax deductions with respect to non-qualified stock options, stock appreciation rights, deferred stock units, and restricted stock awarded under the 2006 Plan, at or following the time that taxable income is realized by a participant with respect to such

Awards. Generally, a participant must recognize ordinary income upon the exercise of an option other than an incentive stock option equal to the fair market value of the shares acquired minus the exercise price. Other Awards under the 2006 Plan generally will result in ordinary income to the participant at the later of the time of delivery of cash or shares, or at the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered cash or shares.

Generally, a participant that is granted an incentive stock option will not realize taxable income by reason of the grant or the exercise of an incentive stock option, although the exercise of an incentive stock option may subject the optionee to the alternative minimum tax. If an optionee exercises an incentive stock option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and Providence will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and Providence will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (2) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. As described in greater detail below, no deduction is allowed to Providence for nonperformance-based compensation Awards in excess of Section 162(m) limits that is paid to certain executive officers named in Providence’s proxy statement for the fiscal year the deduction would otherwise have been available.

Limitation on the Company’s Deduction

Section 162(m) of the Code generally limits our federal income tax deduction for compensation paid in any year to our Chief Executive Officer and the three highest compensated officers to $1,000,000 by reason of such employees being among the three highest compensated officers, to the extent that such compensation is not “performance based.” Under Treasury regulations, a stock option, in general, qualifies as “performance based” compensation if it (a) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (b) is granted under a plan that limits the number of shares for which stock options may be granted to an employee during a specified period, which plan is approved by a majority of the stockholders entitled to vote thereon, and (c) is granted and administered by a compensation committee consisting solely of at least two outside directors (as defined in Section 162(m)). If a stock option awarded to an officer referred to above is not “performance based”, the amount that would otherwise be deductible by us in respect of such stock option will be disallowed to the extent that the officer’s aggregate non-performance based compensation paid in the relevant year exceeds $1,000,000. The maximum number of shares of our Common Stock for which stock options may be granted to any person in any fiscal year and the maximum number of shares of our Common Stock subject to SARs granted to any person in any fiscal year is 800,000 under the 2006 Plan. The maximum number of shares subject to other awards granted to any person in any fiscal year is 800,000. The foregoing provisions are construed in a manner consistent with Section 162(m). Performance awards that are intended to qualify as performance-based for purposes of Section 162(m) of the Code other than a stock option or SAR, are construed to the maximum extent permitted by law in a manner consistent with qualifying the award for the performance-based compensation exception under Section 162(m) of the Code.

The Board of Directors recommends that you vote “FOR” approval of Proposal 4.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of December 31, 2011 with respect to our equity-based compensation plans.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)(2)	1,910,143	$19.30	304,951
Equity compensation plans not approved by security holders	—	—	—

Total	1,910,143	$19.30	304,951

(1)	Columns (a) and (b) include 1,910,143 shares issuable upon exercise of outstanding stock options.
(2)	The number of shares shown in column (c) represents the number of shares available for issuance pursuant to stock options and other stock-based awards that could be granted in the future under the 2006 Plan, as amended. No additional stock options or other stock-based awards may be granted under the 1997 Plan and 2003 Plan. This amount does not include the increase in shares under the proposed amendment to the 2006 Plan as described in Proposal 4.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

General

The Board’s Compensation Committee evaluates and approves compensation for our officers. As part of its responsibilities, the Compensation Committee approves and administers their cash compensation, equity compensation and supplementary benefits, as well as our retirement, benefit and special compensation programs.

Executive Summary

Our Compensation Committee continually reviews the compensation programs for our executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. As a result of its review process, the Compensation Committee made the following changes to our executive compensation practices beginning in 2011:

•

entered into a fixed term contract with each of our executive officers that does not automatically renew and that provides for a double trigger change in control mechanism related to certain payment provisions that are not triggered upon a change in control of our company under the employment agreements unless the executive officer is subsequently terminated without cause or terminates for good reason; and

•

implemented an annual incentive cash compensation program that is based on our achievement of either a threshold, target or maximum level of earnings before interest, taxes, depreciation and amortization, or EBITDA, performance that includes the incentive cash compensation accrual.

In keeping with the Compensation Committee’s endeavor to more closely align our executive compensation structure with our stockholders’ interests and current market practices, the Compensation Committee implemented a policy that requires at least half of the equity-based compensation (based on the number of shares to be awarded annually) awarded to our executive officers be performance based and measured over a multi-year performance period beginning in 2012.

Our compensation programs are intended to align our executive officers interests with those of our stockholders by rewarding performance that meets or exceeds the goals the Compensation Committee establishes with the objective of increasing stockholder value. In line with our pay for performance philosophy as described below, the total compensation received by our executive officers will vary based on individual and corporate performance measured against annual and long-term performance goals. Our executive officers’ total compensation is comprised of a mix of base salary, annual incentive compensation and long-term incentive awards.

Our success in both the non-emergency transportation management services, or NET Services, and social services segments of our business led to a solid financial performance in 2011. Revenue for 2011 increased 7.2% to $943.0 million as compared to 2010. Our NET Services segment grew 8.1% to $581.5 million and revenue from our social services segment increased 5.7% to $361.4 million in 2011 as compared to 2010. Net income was $16.9 million, or $1.27 per diluted share for 2011. While diluted earnings per share for 2011 was below record results achieved in 2010 and EBITDA was unfavorable to budget for 2011, we generated strong earnings, return on equity and positive cash flow as set forth below despite a challenging economic environment. Please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for a more detailed description of our fiscal year 2011 financial results.

	Year ended December 31,
	2011	2010
Actual to Budget EBITDA
Favorable/(Unfavorable)	$(9,106,748)	$8,851,707
Earnings per share - Diluted	$1.27	$1.78
Return on equity	17%	31%

Our 2011 and 2010 financial performance was a key factor in the compensation decisions and outcomes for 2011.

•

EBITDA is the key financial performance metric we use for annual cash incentive awards. Performance with respect to this metric did not exceed our target (budget) for 2011 and as a result the annual cash incentives based on this metric were not awarded to our executive officers for 2011.

•

EBITDA, diluted earnings per share and return on equity are the key financial performance metrics for equity-based awards. In determining the amount and type of equity-based awards to grant to each of our executive officers in 2011, the Compensation Committee considered, among other things, our financial performance as measured by these metrics for 2010 on an absolute basis as well as relative to the financial performance of a peer group of companies within our industry. Included among the equity-based awards granted to each of our executive officers in 2011 were performance based restricted stock units. These restricted stock units, if earned based on the Company’s achievement of return on equity targets established by the Compensation Committee discussed more fully below, are settled in cash.

In addition, as further discussed below, the Compensation Committee reviewed the analysis conducted by its compensation consultant in determining the compensation packages of our executive officers in 2011.

The discussion and analysis that follows includes sections related to:

•	our compensation philosophy;

•

the forms of compensation paid during 2011 to each of our Chief Executive Officer, Chief Financial Officer and the other executive officers named in our summary compensation table for the fiscal year ended December 31, 2011, referred to throughout this proxy statement as our “Named Executive Officers”;

•	the Compensation Committee’s process for determining Named Executive Officer compensation; and

•	certain determinations made by our Compensation Committee with respect to the various components of our Named Executive Officers’ compensation.

References to “we”, “us” or “our” in this Compensation Discussion and Analysis refer to The Providence Service Corporation and not the Compensation Committee.

Compensation Philosophy

We believe that compensation programs offered to executives should support the achievement of our financial goals and the creation of long-term stockholder value. Accordingly, our guiding compensation principles focus on:

•	attracting and retaining high-performance leaders;

•	aligning the interests of our executives with those of our stockholders;

•

linking a meaningful portion of executive compensation to our financial performance and a small portion of their compensation to the achievement of each executives’ personal performance objectives; and

•	awarding a significant portion of compensation based on at-risk opportunity while aligning compensation with stock price performance.

Our compensation program is designed to create a collegial atmosphere that encourages executives to cooperate toward the achievement of short-term and long-term goals that benefit us and stockholders, while at the same time rewarding each executive’s individual contribution to our success. To achieve this objective, the Compensation Committee has established a compensation package consisting of base salary, short-term incentive compensation in the form of an annual cash bonus, and long-term incentive compensation in the form of equity and cash-based awards.

We believe it is appropriate that an executive officer’s overall compensation package be competitive with the level of compensation provided by a peer group of companies to comparable executives. To achieve this objective, we target salaries and incentive opportunities at competitive median levels of our peers based on the best available market data. Compensation opportunities for exceptional business performance are higher, as we may pay above the industry median to motivate, reward and retain performers who significantly exceed our company and individual goals. Additional factors the Compensation Committee takes into consideration in determining an executive’s compensation level include role, tenure, experience, skills and individual performance.

Forms of Compensation Paid to Named Executive Officers

We provide our Named Executive Officers with some or all of the following forms of compensation:

•

Base salaries. Base salaries are an important element of compensation and are used to provide a fixed amount of cash compensation during the fiscal year to Named Executive Officers under their employment agreements as direct compensation for their regular services to us. Base salary increases are used to reward superior individual job performance of each Named Executive Officer on a day-to-day basis during the year and to encourage them to continue to perform at their highest levels. The base salaries of our executives are reviewed on an annual basis, as well as at the time of a promotion or other change in responsibilities. The effective date of merit increases in our Named Executive Officers’ base salaries is generally January 1st of each year.

Base salaries take into consideration the Compensation Committee’s evaluation of the individual’s performance and level of pay compared to pay levels for similar positions within the Peer Group as defined below. Increases in base salaries are partially based upon individual performance after taking into account the amount we have budgeted for the year for potential merit increases in executive base salaries. They recognize the overall skills, experience and tenure in position of each Named Executive Officer and their responsibilities within, and expected contributions to, our company.

•

Performance-Based Cash Bonuses under our Annual Incentive Compensation Program. Annual incentive compensation may be awarded to our Named Executive Officers in the form of cash bonuses. The purpose of such cash bonuses is to provide a direct financial incentive to the executives to achieve our and their annual goals as measured by criteria and objectives set forth at the beginning of the year. Our Compensation Committee has adopted an annual incentive compensation program, or Annual Incentive Plan, which provides our Named Executive Officers with the opportunity to earn a cash bonus payment based on a targeted percentage of their base salaries if specific pre-determined performance measures are attained. We use these cash bonuses to reward Named Executive Officers for their short-term contributions to our performance, as measured by our ability to achieve specified financial and strategic targets within our overall operating plan, and their ability to achieve individual performance objectives.

•

Discretionary Cash Bonuses. In addition to performance-based incentive bonuses earned under our Annual Incentive Plan, the Compensation Committee may also award discretionary cash bonuses to all or certain of the Named Executive Officers based on their individual performance and our overall performance, special or unusual circumstances or for motivation or retention reasons.

•

Equity Grants under our Annual Equity-Based Compensation Program. Annual compensation may be awarded to our Named Executive Officers in the form of equity-based awards including performance restricted stock units settled in cash that are performance based and measured with reference to our achievement of performance criteria established by the Compensation Committee. Each year we use equity grants under our 2006 Plan to ensure the focus of our Named Executive Officers on our key long-term financial and strategic objectives and to encourage them to take into account our and our stockholders’ long-term interests through ownership of our Common Stock or securities with value tied to our Common Stock. Our Compensation Committee has adopted an equity-based compensation program, or Equity-Based Program, which provides equity-based awards to our Named Executive Officers under the 2006 Plan based upon comparable levels of equity-based compensation of the Peer Group as defined below. These awards recognize the Named Executive Officers for their contributions to our overall corporate performance and provide a financial incentive to them to achieve our long-term goals. These awards take the form of stock option grants, restricted stock awards and performance restricted stock units settled in cash.

•

Discretionary grants of equity compensation. In addition to equity grants under our Equity-Based Program, the Compensation Committee may also determine, on a case-by-case basis, when additional equity grants to Named Executive Officers are warranted due to individual or our overall performance, special or unusual circumstances or for motivation or retention reasons. These awards are also made under our 2006 Plan.

•

Post-termination compensation. We offer all our employees, including our Named Executive Officers, the opportunity to participate in our ERISA-qualified 401(k) Plan. All Named Executive Officers are eligible to participate in this 401(k) Plan and to receive a Company match, subject to plan requirements and contribution limits established by the Internal Revenue Service, or IRS. In addition, to further advance our interests and our stockholder’s interests by enhancing our ability to attract and retain certain management, key employees and independent contractors who are in a position to make contributions to our success, we have adopted both a non-qualified deferred compensation plan, or Deferred Compensation Plan, in which our Named Executive Officers, other than Mr. Schwarz, may participate and a deferred compensation Rabbi Trust Plan, in which Mr. Schwarz is entitled to participate. Participants in these plans, each of which is intended to comply with the provisions of Section 409A of the Code, may defer portions of their compensation in order to provide for future retirement and other benefits. Additionally, pursuant to our employment agreements with our Named Executive Officers, they are each entitled to certain cash payments upon termination of their employment for certain reasons and upon termination of employment in connection with a change in control and the acceleration of certain of their equity awards upon a change in control.

•

Perquisites and Other benefits. We provide a limited number of perquisites to our Named Executive Officers from time to time to provide them flexibility and increase travel efficiencies, allowing more productive use of their time. We also provide them with certain other benefits, including those generally available to all salaried employees as well as others which are not available to all salaried employees.

Compensation Approval Process

The compensation of Mr. McCusker, our Chief Executive Officer, is determined and approved by the Compensation Committee. Mr. McCusker annually reviews the performance of each Named Executive Officer, other than himself, relative to the annual performance goals established for the year. He then makes recommendations to the Compensation Committee with respect to all aspects of the compensation of the other Named Executive Officers, but does not participate in the final deliberations of the Compensation Committee with respect thereto. The Compensation Committee exercises discretion in modifying compensation recommendations relating to the other Named Executive Officers that were made by Mr. McCusker and approves all compensation decisions for the Named Executive Officers. Compensation paid to officers (other than our Named Executive Officers) as defined in Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, must also be approved by our Compensation Committee. The Compensation Committee has delegated the authority to the Chief Executive Officer to make equity grants to non-Section 16 officers, subject to guidelines established by the Compensation Committee throughout any given year.

Executive Compensation Review Process

Competitive Positioning. In line with our compensation philosophy, the compensation program for our Named Executive Officers that was set by our Compensation Committee for 2011 was comprised of a mix of base salary, incentive cash bonuses and long-term incentive compensation in the form of equity-based awards, as well as group medical and other benefits, participation in our Deferred Compensation Plan or Rabbi Trust Plan, as applicable, and 401(k) Plan and/or limited perquisites. In determining the base salary, targeted incentive cash bonus under our Annual Incentive Plan and equity awards under our Equity-Based Program, referred to as “total targeted compensation,” for each of our Named Executive Officers for 2011, the Compensation Committee reviewed surveys of compensation data for comparable companies and executives prepared by a compensation consultant as well as published compensation survey data, recommendations made by our Chief Executive Officer with respect to the other Named Executive Officers, and various other factors specific to the individual executive and then used its discretion to set compensation for individual executive officers, including our Chief Executive Officer, at levels warranted, in its judgment, by external, internal and/or individual circumstances.

The Compensation Committee has the authority under its charter to retain compensation consultants to assist it. In accordance with this authority, in 2010, the Compensation Committee engaged Longnecker as its compensation consultant to provide information, analyses, and advice regarding matters related to the compensation of our Chief Executive Officer and other Named Executive Officers for 2011.

Specifically, Longnecker was engaged by the Compensation Committee to: (i) review total direct compensation including base salary, annual incentives and long-term incentives for our Named Executive Officers, (ii) assess the market competiveness of executive compensation as compared to a peer group of companies noted below, or the Peer Group, and published survey sources in the healthcare services industry, and (iii) provide conclusions and recommendations for total direct compensation to be considered by the Compensation Committee for 2011. With respect to long-term incentives for our Named Executive Officers, the Compensation Committee directed Longnecker to advise the Compensation Committee on the development of a long-term incentive plan to take into account, among other things: (i) the limited number of shares available to award our Named Executive Officers and other key employees, (ii) provide market competitive long-term incentive values, but provide a mechanism to provide awards above or below the targeted market benchmark set by the Compensation Committee as discussed more fully below depending upon our financial performance and (iii) motivation and retention of key employees. In response, Longnecker provided the Compensation Committee with recommendations for total direct compensation developed by it based upon a comparison of total direct compensation among the Peer Group, published survey sources and of executive officers holding positions similar to our executive officers’ positions. In addition, Longnecker provided the Compensation Committee with recommendations for a long-term incentive plan that included a combination of restricted stock, stock options and cash settled performance restricted stock units to achieve the objectives established by the Compensation Committee described above.

For 2011, the Compensation Committee considered the compensation practices of the Peer Group of companies within our industry with respect to each Named Executive Officer in determining such executive’s (a) total compensation potential, (b) his base salary and (c) his combined short-term and long-term incentive compensation. The Compensation Committee believes the total compensation potential awarded to each Named Executive Officer was a reasonable competitive response to the growing employment opportunities for our executives within our industry and as a means to further align our executives’ interest with our and our stockholders’ interests. The companies comprising the Peer Group that the Compensation Committee considered when determining the compensation awarded to our executives for 2011 were:

• Amedisys, Inc.	• LHC Group, Inc.

• Advocat, Inc.	• Maximus, Inc.

• Almost Family, Inc.	• Metropolitan Health Networks, Inc.

• Allied Healthcare International, Inc.	• Odyssey Healthcare, Inc.

• Corrections Corp. of America	• PHC, Inc.

• Cornell Companies, Inc.	• Physical Therapy, Inc.

• Healthspring, Inc.	• Res-Care, Inc.

• Gentiva Health Services, Inc.	• Sun Healthcare Group, Inc.

• Healthways, Inc.

These companies are competitors for our business as well as executive talent and are companies of comparable size measured in terms of revenue. Consequently, we are using the same peers for financial and stock price performance comparisons that we use for executive compensation comparisons.

In addition to the Peer Group survey data compiled by Longnecker, the Compensation Committee also referred to published compensation survey data provided by Longnecker for purposes of evaluating the compensation of our Named Executive Officers. This published compensation survey data represented a broader industry view than the peer group data and also encompassed healthcare services and social services organizations. The Compensation Committee used this market survey data as a means of comparing our executive compensation program as a whole, as well as the pay of individual executives if the jobs were sufficiently similar to make the comparison meaningful, and ensuring that our executive compensation as a whole is appropriately competitive, given our performance and size.

Factors Considered and Reviewed. In performing its duties, the Compensation Committee took into account market survey data provided by Longnecker, the recommendations of Longnecker and reviewed compensation data for the Peer Group and comparable executive positions within the Peer Group compiled by Longnecker, and several other factors in determining the actual compensation of our Named Executive Officers, including that of our Chief Executive Officer, for 2011. These other factors included the financial performance of the Company weighed against the external and internal nature of the factors contributing to those results, the executive’s individual job performance, responsibilities, experience and long-term potential. In addition, the Compensation Committee also considered relative individual tenure in position and relative internal equity among the Named Executive Officers. Ultimately, the Compensation Committee members took into account all of these factors and data and applied their own professional judgment in determining their recommendations and decisions on the total targeted compensation and its components and other compensation for each of our Named Executive Officers for 2011.

As a result of the foregoing consideration and review, the Compensation Committee set total targeted compensation for each of our Named Executive Officers for 2011 to be competitive with the level of compensation provided by the Peer Group to comparable executives.

Each of the components of our Named Executive Officers’ total targeted compensation serves to meet one or more of our compensation objectives and each element of compensation is determined within the parameters established by the Compensation Committee.

The Compensation Committee takes into account the estimated accounting (pro forma expense) and the tax impact of all material changes to the executive compensation program and discusses such matters periodically during the year. Generally, an accounting expense is accrued over the relevant service period for the particular pay element (generally equal to the performance period) and we realize a tax deduction upon the payment to the executive.

Determinations Made Regarding Executive Compensation for 2011

Base Salary. For 2011, the Compensation Committee determined to set the base salary amounts for each executive to be competitive with the Peer Group base salary levels. In determining the base salary amounts for 2011 for each executive, the Compensation Committee also considered the internal comparisons of pay within the executive group as well as each of the executive’s individual job performance and the financial performance of the Company in 2010. The base salaries of our Named Executive Officers for 2011 were fixed by the Compensation Committee at $770,000, $462,000, $418,000, $407,000 and $407,000 for Messrs. McCusker, Norris, Schwarz, Deitch and Furman.

Annual Incentive Cash Compensation. For 2011, each of the Named Executive Officers was granted an opportunity to earn a portion of the incentive, or performance-based, cash bonus based upon historical performance under the Annual Incentive Plan. The amount of the potential incentive cash bonus that may have been earned by Mr. McCusker was targeted at 100% of his base salary and the amounts that may have been earned by each of Messrs. Norris, Schwarz, Deitch and Furman were targeted at 75% of his base salary. The maximum potential incentive cash bonus that may have been earned by the Named Executive Officers was 150% of their respective base salaries. Under the Annual Incentive Plan, the potential cash bonus was comprised of an individual performance based incentive equal to 20% of the Named Executive Officers’ respective base salary and a financial performance based incentive equal to the arithmetic difference between the total potential cash bonus amount and the individual performance based incentive. The individual performance based incentive was subjective and determined based upon non financial performance by the Compensation Committee and the financial performance based incentive was based on our achievement of EBITDA measures, in each case, established for such purpose at the beginning of the year.

The Compensation Committee believes the Annual Incentive Plan provides a reasonable incentive to our executives to achieve and exceed strategic objectives and financial performance targets established by the Board and that it further aligns the interests of our Named Executive Officers with our and our stockholders’ interests and enhances stockholder value.

With respect to the individual performance based incentive, the Compensation Committee considered certain achievements made by each executive officer in 2011, which included, but were not limited to, enhancing operating efficiencies, reducing operating costs and improving corporate integration. Based upon a review of Mr. McCusker’s performance (by the Compensation Committee) and of each of the other executive officer’s performance (by the Compensation Committee upon the recommendation of Mr. McCusker) and their contributions to the Company’s financial performance for 2011, the Compensation Committee awarded each Named Executive

Officer one fourth of the individual performance portion of his incentive cash award each quarter during 2011 under the Annual Incentive Plan. Consequently, for 2011, Messrs. McCusker, Norris, Schwarz, Deitch and Furman earned $154,000, $92,400, $83,600, $81,400 and $81,400, respectively, of their potential incentive cash bonuses under the Annual Incentive Plan.

With respect to the financial performance portion of the Annual Incentive Plan, the Compensation Committee approved the use of EBITDA related measures for purposes of determining award amounts for 2011 with 50%, 75% (100% for Mr. McCusker) and 150% payouts as a percentage of each Named Executive Officer’s base salary at Threshold, Target and Maximum levels of performance, respectively. The Threshold, Target and Maximum payout percentages noted above include the individual performance portion of the total annual incentive cash compensation. The following table sets forth the financial performance goals for the Threshold, Target and Maximum levels of performance.

	Threshold	Target	Maximum

Actual 2011 EBITDA	Equals budgeted 2011 EBITDA of $62.1 million	Exceeds budgeted 2011 EBITDA by 10%	Exceeds budgeted 2011 EBITDA by 20% or more

The budgeted EBITDA for 2011 was determined by the various divisional executive directors and executive management and approved by the Board. If actual EBITDA falls between the Threshold and Target levels or between the Target and Maximum levels, the payout amount is determined by linear interpolation on the determination date. Performance below the Threshold level results in no incentive cash compensation on the determination date under the financial performance based incentive. Payment of any cash bonus under the financial performance based incentive is paid only to the extent the EBITDA targets are attained after expensing all compensation.

For 2011, our actual EBITDA did not exceed our budgeted EBITDA (as noted above). As such, the financial performance based incentive of the Annual Incentive Plan for 2011 was not awarded to our Named Executive Officers.

Discretionary Cash Bonuses. No discretionary bonuses were awarded to the Named Executive Officers for 2011.

Equity-Based Compensation.

Annual Equity-Based Compensation Program. The Equity-Based Program establishes a 100% performance-based incentive by requiring achievement of specific return on equity targets set by the Compensation Committee. In determining the amount of equity-based compensation to award each executive, the Compensation Committee considers the prior year’s financial performance, our stock price performance relative to the performance of the Peer Group and each of the executive officer’s annual compensation relative to the annual compensation of similar executives of the Peer Group.

Under the Equity-Based Program for 2011, each of the executive officers received, upon approval by the Compensation Committee, equity-based awards under the 2006 Plan equal in value to approximately $1.5 million, $693,000 and $627,000 for Messrs. McCusker, Norris and Schwarz and $509,000 for each of Messrs. Deitch and Furman, respectively, on March 14, 2011. The equity-based awards consisted of stock options, restricted stock and cash settled performance restricted stock units, or PRSUs, as set forth in the table below.

Executive	Stock Option	Restricted Stock	PRSUs
McCusker	20,000	20,000	61,495
Norris	12,000	12,000	21,204
Schwarz	12,000	12,000	17,209
Deitch	12,000	12,000	9,298
Furman	12,000	12,000	9,298

Total	68,000	68,000	118,504

The options expire ten years from the date of grant and have an exercise price equal to the closing market price of our Common Stock on the date of grant. Both options and restricted stock will vest in three equal annual installments commencing one year from the date of grant, provided that the Named Executive Officer is employed by us on each vesting date.

The PRSUs are subject to the following performance-based grant conditions and time-based vesting conditions.

The number of PRSUs eligible to be settled in cash is based on the achievement of return on equity (determined by the quotient resulting from dividing our audited consolidated net income by our stockholders’ equity), or ROE, targets established by the Compensation Committee for 2011, or Performance Period, and were not determinable until March 12, 2012, or the Settlement Date, when the Compensation Committee certified the ROE level achieved for the Performance Period based on our audited financial results for 2011. The following are the payout percentages for the ROE target levels set by the Compensation Committee.

•	50% of the PRSUs will be awarded if we achieve an ROE equal to or greater than 14%, or Threshold; and,

•	100% of the PRSUs will be awarded if we achieve an ROE equal to or greater than 18%, or Maximum.

We achieved an ROE of 17.13% for the Performance Period, which fell between the Threshold and Maximum levels. As such, the following payout amounts were determined by linear interpolation between the Threshold and Maximum amounts on the Settlement Date.

Executive	Number of PRSUs Awarded (#)	Closing Market Price of Common Stock on the Settlement Date ($)	PRSU Payout Amount ($)
McCusker	54,757.10	15.43	844,902
Norris	18,941.80	15.43	292,272
Schwarz	15,349.38	15.43	236,841
Deitch	8,273.43	15.43	127,659
Furman	8,273.43	15.43	127,659

Total	105,595.14		1,629,333

The PRSU payout amounts above were determined by multiplying the number of PRSUs corresponding to the ROE level achieved by the fair market value (at closing market price) of our Common Stock on the Settlement Date. Payment of the award was equally divided into three tranches corresponding to the required vesting period (described below) where the first tranche was paid on the Settlement Date and the remaining tranches will be paid to vested participants on the first and second anniversaries of the Settlement Date. Vesting criteria for PRSU awards require employment with our company throughout the Performance Period as well as achievement of the performance goal, and employment up through each applicable service vesting date which will be December 31, 2011, 2012 and 2013 for each of the three respective tranches.

A significant portion of equity-based compensation for 2011 was awarded to the Named Executive Officers based on our financial performance for 2010, measured in terms of EBITDA, return on equity and total stockholder return on an absolute basis as well as compared to the financial performance of the Peer Group. The Compensation Committee also considered the longer term retention and incentive benefits provided by the stock options, restricted stock and PRSUs in determining the amount of equity-based compensation to award in 2011.

As noted above under the heading “Executive Summary”, the Compensation Committee implemented a policy that requires at least half of the equity-based compensation (based on the number of shares to be awarded annually) awarded to our executive officers be performance based and measured over a multi-year performance period beginning in 2012. In keeping with this policy, the Compensation Committee chose to award PRSUs in 2012 equal to 60% of the total number of shares of equity-based compensation to our executive officers, the settlement of which will be based on our achievement of ROE targets established by the Compensation Committee over a multi-year performance period.

Discretionary Equity-Based Compensation. No discretionary equity-based compensation was awarded to the Named Executive Officers in 2011.

Policy Regarding the Timing of Equity Award Grants. The Compensation Committee makes its decisions regarding the number of stock options, shares of restricted stock and PRSUs to be awarded to the Named Executive Officers without regard to the effects that the release of our financial results might have on our stock price. Moreover, the exercise price of the options granted and the value of the restricted, unrestricted stock and/or PRSUs awarded are not known until after the close of regular trading on Nasdaq on the day the Compensation Committee meets, as the exercise price per share for option grants and the per share value of the stock and PRSU awards are equal to the closing market price of our Common Stock on the date of grant.

In addition to the annual grants of stock options and restricted stock that typically are made in the first six months of each year to the non-employee members of the Board and the Named Executive Officers (and other executive officers throughout the year), such equity awards may be granted at other times during the year to new hires and employees receiving a promotion and in other special circumstances. Our policy is that only the Compensation Committee may make such grants to persons subject to the reporting requirements of Section 16 under the Exchange Act, or Section 16 Officers. The Compensation Committee has delegated the authority to our Chief Executive Officer to make grants to non-Section 16 Officers, subject to guidelines established by the Compensation Committee throughout any given year.

Post-Retirement Compensation.

401(k) Plans. All Named Executive Officers are eligible to participate in one of our ERISA-qualified 401(k) Plans and to receive a company match, subject to plan requirements and contribution limits established by the IRS. We provide matching contributions under our plan for participants of our social services operating segment equal to 10% of participant elective contributions up to a maximum amount of $400. Under our plan for participants of our Non-Emergency Transportation Services, or NET Services, operating segment until December 31, 2011, we contributed an amount equal to 25% of the first 5% of participant elective contributions. At the end of each plan year, we could also make a contribution on a discretionary basis on behalf of participants who have made elective contributions for the plan year. In no event did participant shares of our matching contribution exceed 1.25% of participants’ compensation for the plan year. In 2011, we contributed $400 on behalf of each of Messrs. Norris, Deitch and Furman. We contributed an amount equal to 25% of the first 5% of Mr. Schwarz’s elective contribution in 2011 on behalf of Mr. Schwarz. Mr. McCusker has elected not to participate in our 401(k) plan.

Effective January 1, 2012, we transferred all of the NET Services employees who participate in the Net Services 401(k) Plan to our social services 401(k) Plan.

Deferred Compensation. All of our Named Executive Officers, other than Mr. Schwarz, are eligible to participate in our Deferred Compensation Plan, which was put in place to compensate for the inability of certain of our highly compensated employees to take full advantage of our 401(k) plan. Participants in this plan may defer up to 100% of their base salary, service and performance based bonuses, commissions or Form 1099 compensation in order to provide for future retirement and other benefits. In addition, pursuant to the terms of the Deferred Compensation Plan, we may make discretionary credits to participants’ deferred compensation account. Participants are fully vested immediately in all amounts deferred by them and any discretionary credits made by us to their deferred compensation account. We may make additional other credits to the Participant’s deferred compensation account for which the vesting will be determined at the time of grant. Participants may select from several fund choices and their deferred compensation account increases or decreases in value in accordance with the performance of the funds selected. A participant may receive a distribution from the plan upon a qualifying distribution event such as separation from service, disability, death, change in control or an unforeseeable emergency, all as defined in the plan. Distributions from the Deferred Compensation Plan are made in cash upon a qualifying distribution event. Distributions from the Deferred Compensation Plan may, as determined by the participant at the time permitted under the Deferred Compensation Plan, be made in a lump sum, annual installments or a combination of both. The Deferred Compensation Plan is intended to be an unfunded plan administered and maintained by us primarily for the purpose of providing deferred compensation benefits to participants.

As of December 31, 2011, none of our Named Executive Officers has elected to participate in our Deferred Compensation Plan.

Under the Rabbi Trust Plan, which was established for highly compensated employees of our NET Services operating segment, participants may defer up to 10% of their base salary and all or a portion of their annual bonus. The amount of compensation to be deferred by each participant will be credited to the participant’s account and the value of the participant’s account will be determined in accordance with the Rabbi Trust Plan. The committee administering the Rabbi Trust Plan determines which investment alternatives are available under the Rabbi Trust Plan. If the committee designates more than one investment alternative to measure the value of each account, a participant is required to select one or more investment alternatives to calculate the adjustments to be credited or debited to his or her account. A participant may receive a distribution from the plan upon the occurrence of certain distribution events such as disability, death, retirement or termination of employment, all as defined in the Rabbi Trust Plan. Payment of distribution, other than in connection with death or termination of employment prior to retirement, will be made in cash in either a lump sum or annually up to 10 years as selected by the participant. If a participant does not make an election, the distribution will be payable annually over three years. In the event of death prior to retirement or termination of employment, with or without cause, the distribution will be made in one lump sum payment. The Rabbi Trust Plan is unfunded and benefits are paid from our general assets under the Rabbi Trust Plan.

Mr. Schwarz is eligible to participate in our Rabbi Trust Plan, but as of December 31, 2011, he was not a participant in this plan.

Change in Control and Severance Arrangements.

We have entered into employment agreements with each of our Named Executive Officers, which are described elsewhere in this proxy statement’s “Executive Compensation” section under the subheading “—Employment Agreements.” On March 22, 2011, we entered into new employment agreements with each of the Named Executive Officers except for Mr. Schwarz with whom we had an employment agreement that expired in December 2011. On May 17, 2011, we entered into a new employment agreement with Mr. Schwarz and amended and restated the employment agreements previously entered into on March 22, 2011 with the other Named Executive Officers in order to make the terms of the then existing employment agreements consistent with those of the new employment agreement with Mr. Schwarz. The new employment agreement with Mr. Schwarz commenced upon the expiration of the previous agreement with him dated November 6, 2007, as amended, on December 6, 2011. The following discussion describes the change in control provisions and severance arrangements of the employment agreements with the Named Executive Officers that were effective as of December 31, 2011. Under these employment agreements, each of our Named Executive officers is entitled to a severance payment upon the termination of his employment under certain circumstances and to a payment upon a change in control.

Each Named Executive Officer is eligible to receive a severance benefit in the event the executive is terminated by us without “Cause” or by the executive officer for “Good Reason” (each as defined in the executive’s employment agreement), or if the employment agreement is not extended or a new employment agreement is not entered in to upon the expiration of the employment agreement. The severance benefit to which the executive will be entitled following such termination will be equal to one and one half times the executive officer’s base salary then in effect; provided that prior to the date on which such benefit is paid the executive executes a general release in favor of us.

Certain payment provisions of the employment agreements are also triggered by a “Change in Control,” which is defined in the employment agreements and an ensuing negative employment event. See “Estimated Payments Upon Termination or a Change in Control—Change in Control Payments.” In the case of a Change in Control, the benefit payable to each Named Executive Officer would be calculated as follows:

Named Executive Officer	Multiple of the average of the executive’s annual W-2 compensation from us for the most recent five taxable years ending before the date on which the Change in Control occurs
Fletcher Jay McCusker	Three times
Craig A. Norris	Two times
Michael N. Deitch	Two times
Fred D. Furman	Two times
Herman M. Schwarz	Two times

The Compensation Committee considered certain legal and tax provisions, fairness to stockholders, tenure of each executive officer and general corporate practice to select the events that would have triggered payments under the employment agreements noted above. Potential payments to executives upon the occurrence of the events noted above did not impact the Compensation Committee’s decisions regarding other compensation elements.

Other Benefits and Perquisites.

During 2011, our Named Executive Officers received, to varying degrees, a limited amount of other benefits, including certain group life, health, medical and other non-cash benefits generally available to all salaried employees. In addition, we also pay for the premiums of certain health and dental benefits for their families and additional disability and life insurance premiums on their behalf, which are not available to all salaried employees. We also provide certain perquisites to our Named Executive Officers, primarily relating to travel. More detail on these benefits and perquisites may be found elsewhere in this proxy statement’s “Executive Compensation” section in the table footnotes under the heading “—Summary Compensation Table.”

Discussion of 2011 Compensation for Our Chief Executive Officer

In determining the compensation for Mr. McCusker, our Chief Executive Officer, the Compensation Committee considers his existing compensation arrangements, compensation levels of Chief Executive Officers of other social services companies and the compensation levels of the Chief Executive Officers of our peers. For 2011, the Compensation Committee made the determination of Mr. McCusker’s total targeted compensation based on his contributions in furtherance of our and our stockholders’ interests and level of responsibility and the Compensation Committee’s intent of setting total targeted compensation for Mr. McCusker to be competitive with that of the Peer Group for comparable positions.

Mr. McCusker’s base salary for 2011 was set at $770,000, which was competitive with the Peer Group for chief executive officer positions and reflected the Compensation Committee’s assessment of his individual job performance and the Company’s financial performance in 2010.

In March 2011, the Compensation Committee awarded Mr. McCusker equity-based compensation in the amount of approximately $1.5 million under the Equity-Based Program consisting of options to purchase 20,000 shares of Common Stock, an award of 20,000 shares of restricted stock and 61,495 PRSUs that, if earned, would be settled in cash. The options are ten year options at an exercise price equal to the closing market price of our Common Stock on the date of grant. The options and restricted stock will vest in three equal annual installments commencing one year from the date of grant, provided that Mr. McCusker is employed by us on each vesting date. The number of PRSUs eligible to be settled in cash is based on our achievement of ROE for 2011 and payment of the award will be divided into three equal tranches that vest on December 31, 2011, 2012 and 2013.

As noted above, the Equity-Based Program is designed to be a 100% performance-based incentive by requiring achievement of specific ROE targets. Typically, the Compensation Committee awards equity-based compensation each year based in part on our company’s prior year financial performance. For 2011, the Compensation Committee considered Mr. McCusker’s efforts to successfully manage our company through the ongoing economic downturn and that, as a result of his efforts and that of the other Named Executive Officers under his direction, our ROE outperformed the Peer Group and exceeded the budget target set by the Board for 2010 in determining the amount and type of equity-based compensation to award Mr. McCusker.

For 2011, Mr. McCusker was awarded the individual performance-based portion, or 20%, of his incentive cash bonus under the Annual Incentive Plan in equal installments each quarter based upon the Compensation Committee’s quarterly assessment of Mr. McCusker’s individual performance for 2011 equal to $154,000. The Compensation Committee determined that our actual financial performance for 2011 did not exceed our budgeted performance for 2011 and, thus, no award was made to Mr. McCusker under the financial performance based portion of the Annual Incentive Plan for 2011.

Stock Ownership Guidelines for Named Executive Officers

On January 13, 2012, the Compensation Committee amended the stock ownership guidelines for our Named Executive Officers. We believe that promoting stock ownership aligns the interests of our executive officers with those of our stockholders and provides strong motivation to build stockholder value. Under the amended stock ownership guidelines, our Chief Executive Officer is expected to own shares of our Common Stock with a value equal to three times his annual base salary and each of our other Named Executive Officers are expected to own shares of our Common Stock with a value equal to two times their respective annual base salaries.

Pursuant to the amended stock ownership guidelines, the following will count towards meeting the required holding level:

•	Shares held directly or indirectly;

•	Any restricted stock or stock units held under our Equity-Based Program (whether vested or unvested);

•	Shares owned jointly with or in trust for, their immediate family members residing in the same household; and,

•	Shares held through our Deferred Compensation Plan or Rabbi Trust Plan.

Compliance with the established holding level requirement as determined under the amended guidelines is required by December 31, 2014. Once the ownership requirement has been achieved, the executive officers are free to sell shares of our Common Stock above the required holding level. In determining whether the executive meets the required holding level, the stock ownership guidelines were amended to require use of the grant date fair value for such purpose. In the event a Named Executive Officer does not achieve his holding level set forth above or thereafter sells shares of our Common Stock in violation of the stock ownership guidelines, the Board will consider all relevant facts and take such actions as it deems appropriate under the circumstances.

Policy on Restitution

It is the Board’s policy that the Compensation Committee will, to the extent permitted by governing law, have the sole and absolute authority to make retroactive adjustments to any cash or equity-based incentive compensation paid to executive officers and certain other officers where the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement. Where applicable, we will seek to recover any amount determined to have been inappropriately received by the individual executive.

Limitations on Compensation Tax Deduction

Under Section 162(m) of the Code, we may not take a tax deduction for compensation paid to any Named Executive Officer (other than our Chief Financial Officer) that exceeds $1 million in any year unless the compensation is “performance-based.” While the Compensation Committee endeavors to structure compensation so that we may take a tax deduction, it does not have a policy requiring that all compensation must be deductible and it may, from time to time, authorize compensation that is not tax deductible.

Compensation Committee Report

The information contained in this Compensation Committee report is not “soliciting material” and has not been “filed” with the SEC. This report will not be incorporated by reference into any of our future filings under the Securities Act of 1933 or the Exchange Act, except to the extent that we may specifically incorporate it by reference into a future filing.

The Compensation Committee of the Board operates under a written charter and is comprised entirely of directors meeting the independence requirements of Nasdaq listing requirements. The Board established this committee to discharge the Board’s responsibilities relating to compensation of our Chief Executive Officer and each of our other executive officers. The Compensation Committee has overall responsibility for decisions relating to all compensation plans, policies, and benefit programs as they affect the Chief Executive Officer and other executive officers.

The Compensation Committee has reviewed and discussed with Providence’s management the preceding section in this proxy statement entitled “Executive Compensation—Compensation Discussion and Analysis.” Based on this review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s 2012 Proxy Statement.

Compensation Committee

Richard Kerley (Chairperson)	Hunter Hurst, III*	Kristi L. Meints

*	Director until June 19, 2012.

Summary Compensation Table

The following table sets forth certain information with respect to compensation paid by us for services rendered in all capacities to us and our subsidiaries during the fiscal years ended December 31, 2009, 2010 and 2011 to our Named Executive Officers, which group is comprised of (1) our Chief Executive Officer, (2) our Chief Financial Officer and (3) each of our three other most highly compensated executive officers whose total compensation exceeded $100,000 during the fiscal year ended December 31, 2011:

Name and Principal Position	Year	Salary (1) ($)	Bonus ($)	Stock Awards (2) ($)	Option Awards (3) ($)	Non-Equity Incentive Plan Compensation (4) ($)	All Other Compensation (5) (6) ($)	Total ($)
Fletcher Jay McCusker	2011	770,000	—	1,199,600	232,482	154,000	70,689	2,426,771
Chairman and Chief	2010	700,000	—	361,609	767,951	1,050,000	64,359	2,943,919
Executive Officer	2009	575,000	747,500	—	—	115,000	38,556	1,476,056

Craig A. Norris	2011	462,000	—	488,760	139,489	92,400	31,146	1,213,795
Chief Operating Officer	2010	420,000	—	93,412	383,976	630,000	31,076	1,558,464
	2009	350,000	472,500	—	—	52,500	19,900	894,900

Michael N. Deitch	2011	407,000	—	313,510	139,489	81,400	47,887	989,286
Chief Financial Officer	2010	370,000	—	60,274	383,976	555,000	39,344	1,408,594
	2009	300,000	405,000	—	—	45,000	28,273	778,273

Fred D. Furman	2011	407,000	—	313,510	139,489	81,400	71,320	1,012,719
Executive Vice President	2010	370,000	—	60,274	383,976	555,000	68,697	1,437,947
and General Counsel	2009	300,000	405,000	—	—	45,000	57,513	807,513

Herman M. Schwarz	2011	418,000	—	429,960	139,489	83,600	23,714	1,094,763
Chief Executive Officer of	2010	377,308	—	60,274	383,976	570,000	24,504	1,416,062
LogistiCare Solutions, LLC,	2009	300,521	524,000	—	178,863	—	14,185	1,017,569
our wholly-owned subsidiary

(1)	Includes amounts contributed to our 401(k) Plan.
(2)	This column shows the aggregate grant date fair value of the restricted stock awarded in 2011 and 2010 and PRSUs awarded in 2011 in accordance with FASB ASC 718. No restricted stock awards were granted to the Named Executive Officers in 2009. Additional information regarding the size of the awards is set forth in the notes to the “Grants of Plan Based Awards” and “Outstanding Equity Awards” tables. The grant date fair values have been determined based on the assumptions set forth in our Annual Reports on Form 10-K for the years ended December 31, 2009, 2010 and 2011 (Note 11, Stock-Based Compensation Arrangements and Note 12, Performance Restricted Stock Units). Each of the Named Executive Officers were awarded the number of PRSUs corresponding to the ROE level achieved by us for 2011 equal to 17.13%, which was between the Threshold and Maximum levels established by the Compensation Committee. The units awarded to each of Messrs. McCusker, Norris, Deitch, Furman and Schwarz were settled in cash on the Settlement Date in the amount of $844,902, $292,272, $127,659, $127,659 and $236,841, respectively. Payment of the award was equally divided into three tranches corresponding to the required vesting period (described below) where the first tranche was paid on the Settlement Date and the remaining tranches will be paid to vested participants on the first and second anniversaries of the Settlement Date. Vesting criteria for PRSU awards require employment with our company throughout the Performance Period as well as achievement of the performance goal, and employment up through each applicable service vesting date which will be December 31, 2011, 2012 and 2013 for each of the three respective tranches.
(3)	This column reflects the aggregate grant date fair value of options awarded in 2011, 2010 and 2009 in accordance with FASB ASC 718. Additional information regarding the size of the awards is set forth in the notes to the “Grants of Plan Based Awards” and “Outstanding Equity Awards” tables. The grant date fair values have been determined based on the assumptions set forth in our Annual Reports on Form 10-K for the years ended December 31, 2010 and 2011 under the notes indicated above in note (2). With respect to assumptions used to determine the grant date fair value for the option granted in 2009 to Mr. Schwarz, see our Annual Report on Form 10-K for the year ended December 31, 2009 (Note 13, Stock-Based Compensation Arrangements).
(4)	The amounts in this column reflect cash incentive awards made to the Named Executive Officers under the Annual Incentive Plan for 2011, 2010 and 2009. For 2011, each of the Named Executive Officers earned the individual portion of the annual incentive amount equal to 20% of their 2011 base salaries. This award was paid quarterly in 2011. As such, Messrs. McCusker, Norris, Deitch, Furman and Schwarz earned and received $154,000, $92,400, $81,400, $81,400 and $83,600, respectively, in 2011.
(5)	We provide the Named Executive Officers with certain group life, health, medical and other non-cash benefits generally available to all salaried employees, which are included in this column. For Messrs. McCusker, Norris, Deitch, Furman and Schwarz, we also paid for the premiums of certain health and dental benefits for their families and additional disability and life insurance for each Named Executive Officer, which are not available to all salaried employees and are included in this column. For 2011, the amounts in this column include the following:

•

We paid health, dental, life and disability insurance premiums on behalf of Messrs. McCusker, Norris, Deitch, Furman and Schwarz in the following amounts, respectively: $23,023, $20,496, $23,637, $18,412 and $11,668.

•	Matching contributions by us under our retirement savings plan were made on behalf of Messrs. Norris, Deitch and Furman in the amount of $400 each and $2,046 for Mr. Schwarz.

•

We pay insurance premiums under two insurance plans that we provide for Mr. McCusker with aggregate coverage of up to $2.2 million. We paid $29,027 in aggregate premiums on these policies on behalf of Mr. McCusker in 2011. In addition, we pay insurance premiums under separate insurance plans we provide for Messrs. Deitch and Furman with coverage of up to $900,000 and $810,000, respectively. We paid premiums on these policies on behalf of Messrs. Deitch and Furman in the amounts of $1,631 and $8,371, respectively, in 2011.

•

We bear the cost of a wellness program established by the Compensation Committee to assist the Named Executive Officers in maintaining their health. We pay up to $10,000 per executive under this program which provides a comprehensive evaluation emphasizing all aspects of preventive care by physicians on an annual basis. All of the Named Executive Officers participated in this program during 2011.

(6)	In addition to amounts disclosed in note (5) above, this column also includes the incremental value of perquisites for the Named Executive Officers detailed in the following table.

	Year	Car Usage (a) ($)	Company Apartment (b) ($)	Travel (c) ($)	Other (d) ($)	Total ($)
Fletcher Jay McCusker	2011	—	—	—	8,639	8,639
Chairman and Chief
Executive Officer

Craig A. Norris	2011	—	—	—	250	250
Chief Operating Officer

Michael N. Deitch	2011	12,069	—	—	150	12,219
Chief Financial Officer

Fred D. Furman	2011	—	19,271	14,866	—	34,137
Executive Vice President
and General Counsel

Herman M. Schwarz	2011	—	—	—	—	—
Chief Executive Officer of
LogistiCare Solutions, LLC,
our wholly owned subsidiary

(a)	Includes a portion of the annual car lease and all fuel and maintenance costs attributable to personal use.
(b)	Mr. Furman resides and works outside of Arizona, but regularly commutes to our headquarters in Arizona. Included in All Other Compensation for Mr. Furman for the year ended December 31, 2011 were payments for expenses related to the cost to maintain an apartment for Mr. Furman when he works at our headquarters. We value this benefit based on the actual cost incurred to maintain an apartment for Mr. Furman in Arizona.
(c)	For the year ended December 31, 2011, we paid $14,866 related to transportation for Mr. Furman to commute to the corporate office. We value this benefit based on the actual cost incurred for Mr. Furman to commute from his primary state of residency to our corporate office.
(d)	Amounts in this column represent a per diem allowance of $50 per day to the Named Executive Officers while they are traveling for business purposes. In addition, Mr. McCusker was reimbursed $8,639 for a planned trip that was cancelled due to a change in the time and place of a scheduled Board meeting in 2011.

Grants of Plan Based Awards Table

The following Grants of Plan Based Awards table provides additional information about stock and option awards and non-equity incentive plan awards granted to the Named Executive Officers during the year ended December 31, 2011. The compensation plans under which the grants in the following table were made are described under the subheadings entitled “Determinations Made Regarding Executive Compensation for 2011—Annual Incentive Cash Compensation” and “Determinations Made Regarding Executive Compensation for 2011—Equity-Based Compensation” in the Compensation Discussion and Analysis section:

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (3)(#)	All Other Option Awards: Number of Securities Underlying Options (3)(#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Fletcher Jay McCusker	(1)	385,000	770,000	1,155,000	—	—	—	—	—	—	—
	3/14/11(2)	—	—	—	30,748	—	61,495	—	—	—	905,200
	3/14/11	—	—	—	—	—	—	20,000	—	—	294,400
	3/14/11	—	—	—	—	—	—	—	20,000	14.72	232,482

Craig A. Norris	(1)	231,000	346,500	693,000	—	—	—	—	—	—	—
	3/14/11(2)	—	—	—	10,602	—	21,204	—	—	—	312,120
	3/14/11	—	—	—	—	—	—	12,000	—	—	176,640
	3/14/11	—	—	—	—	—	—	—	12,000	14.72	139,489

Michael N. Deitch	(1)	203,500	305,250	610,500	—	—	—	—	—	—	—
	3/14/11(2)	—	—	—	4,649	—	9,298	—	—	—	136,870
	3/14/11	—	—	—	—	—	—	12,000	—	—	176,640
	3/14/11	—	—	—	—	—	—	—	12,000	14.72	139,489

Fred D. Furman	(1)	203,500	305,250	610,500	—	—	—	—	—	—	—
	3/14/11(2)	—	—	—	4,649	—	9,298	—	—	—	136,870
	3/14/11	—	—	—	—	—	—	12,000	—	—	176,640
	3/14/11	—	—	—	—	—	—	—	12,000	14.72	139,489

Herman M. Schwarz	(1)	209,000	313,500	627,000	—	—	—	—	—	—	—
	3/14/11(2)	—	—	—	8,605	—	17,209	—	—	—	253,320
	3/14/11	—	—	—	—	—	—	12,000	—	—	176,640
	3/14/11	—	—	—	—	—	—	—	12,000	14.72	139,489

(1)	Amounts represent the threshold (minimum amount payable if the individual performance criteria for the fiscal year is met), target (payment made if the individual performance and EBITDA criteria are met for the fiscal year) and maximum payouts (payment made if the individual performance criteria is met and the EBITDA criteria is exceeded for the fiscal year) under the Annual Incentive Plan for 2010. The actual amounts earned by the Named Executive Officers in 2011 under the Annual Incentive Plan are set forth under the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.
(2)	Amounts represent the Threshold and Maximum number of units eligible to be earned related to the PRSUs granted to each of the Named Executive Officers in 2011. The units can only be settled in cash. The actual payout amounts earned by the Named Executive Officers in 2011 are set forth in footnote (2) of the Summary Compensation Table. The payout amounts were determined by multiplying the number of PRSUs corresponding to the ROE level achieved by the fair market value (at closing market price) of our Common Stock on the Settlement Date.
(3)	The number of shares shown in these columns represents equity-based awards made to the Named Executive Officers for 2011 under the Equity-Based Program. The grant date fair value of each of these awards was calculated in accordance with the provisions of FASB ASC 718.

Employment Agreements

On March 22, 2011, we entered into new employment agreements with each of the Named Executive Officers except for Mr. Schwarz. On May 17, 2011, we entered into a new employment agreement with Mr. Schwarz and we entered into amended and restated employment agreements with each of the other Named Executive Officers in order to make the terms of their then existing employment agreements consistent with those of the new employment agreement with Mr. Schwarz, collectively referred to as the 2011 Employment Agreements. The new employment agreement with Mr. Schwarz commenced upon the expiration of the then existing employment agreement with him on December 6, 2011 and expires concurrently with the amended and restated employment agreements with the other Named Executive Officers on March 22, 2014.

The 2011 Employment Agreements are three year agreements (except for the agreement with Mr. Schwarz as noted above) with no automatic renewal. Among other things, the 2011 Employment Agreements include provisions for compensation and benefits (including term life insurance maintained by Providence for their benefit) for each executive officer and restrictive covenants as well as severance in the event of termination of employment under certain circumstances and a payment in the event of a Change in Control (defined below). Details with respect to the severance and change in control provisions are set forth below under the subheading entitled “—Estimated Benefits Upon Termination or a Change in Control.”

The annual base salary paid to each Named Executive Officer is reviewed at least annually by the Board and the Compensation Committee or other applicable committee of the Board in accordance with our compensation polices and guidelines and may be modified as a result of such review at the sole discretion of the Board and/or the Compensation Committee. In addition to an annual base salary during the term of the 2011 Employment Agreements, each Named Executive Officer is eligible to participate in any bonus plans or incentive compensation programs, if any, at a level consistent with his position and our policies and practices.

The 2011 Employment Agreements contain restrictive covenants providing for the employee’s non-competition, non-solicitation/non-piracy and non-disclosure. The term of the non-competition and non-solicitation covenants is for a period that includes the term of each of the 2011 Employment Agreements and for a period of 18 months after the 2011 Employment Agreement is terminated for any reason.

2011 Annual Incentive Plan

Under the Annual Incentive Plan, as part of the mix of our Named Executive Officers’ total targeted compensation for 2011, each of the Named Executive Officers was granted an opportunity to earn a portion of the incentive, or performance-based, cash bonus. Under the Annual Incentive Plan, the amount of the potential incentive cash bonus that may be earned by Mr. McCusker was targeted at 100% of his base salary. The amount of the potential incentive cash bonus that may be earned by each of Messrs. Norris, Deitch, Furman and Schwarz was targeted at 75% of his base salary. The maximum potential incentive cash bonus that may be earned by each of the Named Executive Officers was 150% of their base salaries. Under the Annual Incentive Plan, the potential cash bonus was comprised of an individual performance based incentive equal to 20% of the Named Executive Officers’ respective base salary and a financial performance based incentive equal to the arithmetic difference between the total potential cash bonus amount and the individual performance based incentive. Payment of the cash bonus under the individual performance based incentive was made quarterly in 2011.

Messrs. McCusker, Norris, Deitch, Furman and Schwarz received one fourth of the individual performance-based incentive for 2011 in each quarter throughout 2011 totaling $154,000, $92,400, $81,400, $81,400 and $83,600, respectively. With respect to the financial performance based incentive for 2011, our actual EBITDA did not exceed our budgeted EBITDA for that year. As such, the potential financial performance based incentive cash bonus for 2011 was not awarded to our Named Executive Officers. Additional information with respect to our Annual Incentive Plan is set forth earlier in this Executive Compensation section under the heading entitled “Compensation Discussion and Analysis—Determinations Made Regarding Executive Compensation for 2011—Annual Incentive Cash Compensation.”

Equity Arrangements

2006 Long-Term Incentive Plan

Our 2006 Plan is intended to advance our interests and that of our stockholders by providing for the grant of stock-based and other incentive awards to enhance our ability to attract and retain employees, directors, consultants, advisors and others who are in a position to make contributions to our success and any entity in which we own, directly or indirectly, 50% or more of the outstanding capital stock as determined by aggregate voting rights or other voting interests and encourage such persons to take into account ours and our stockholders’ long-term interests through ownership of our Common Stock or securities with value tied to our Common Stock. To achieve this purpose, the 2006 Plan allows the flexibility to grant or award stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units including restricted stock units and performance awards to eligible persons.

In February 2012, upon the recommendation of the Compensation Committee the Board approved amendments to the 2006 Plan subject to stockholders’ approval of an increase in the number of shares available for grant under the 2006 Plan as set forth in Proposal 4 above. Those amendments include the adoption of a fungible share plan design, a prohibition on liberal share counting and a prohibition on the issuance of dividend equivalent rights with respect to appreciation awards or unearned performance awards all as set forth in the 2006 Plan, as amended, in Appendix C to this Proxy Statement.

The Compensation Committee considers several factors to determine the timing, amount and type of awards to grant under our 2006 Plan including the achievement of financial performance measures established by the Board, base salaries and non-equity incentive compensation, and surveys of compensation data for comparable companies prepared by a consultant.

Under the 2006 Plan, the Compensation Committee has broad discretion to grant or award stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units including restricted stock units and performance awards to eligible persons.

As of December 31, 2011, we had a total of 1,659,917 unissued shares of Common Stock under the 2006 Plan, including 1,354,966 shares reserved for issuance upon the exercise of outstanding options.

2011 Annual Equity-Based Program

Under the Equity-Based Program, as part of the mix of total targeted compensation that was set for our Named Executive Officers for 2011, each of the Named Executive Officers was entitled to receive equity-based awards under the 2006 Plan equal in value to approximately $1.5 million, $693,000 and $627,000 for Messrs. McCusker, Norris and Schwarz, respectively, and $509,000 for each of Messrs. Deitch and Furman, respectively.

Additional information with respect to our Equity-Based Program is set forth earlier in this Executive Compensation section under the heading entitled “Compensation Discussion and Analysis—Determinations Made Regarding Executive Compensation for 2011—Equity-Based Compensation.”

Outstanding Equity Awards at December 31, 2011

The following table reflects the equity awards granted by us to the Named Executive Officers that remain outstanding at December 31, 2011:

	Option Awards (1)				Stock Awards
Name and Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (3)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)(4)
Fletcher Jay McCusker
2/16/05	50,000	—	20.62	2/16/15	—	—
12/6/05	20,000	—	28.47	12/6/15	—	—
6/9/08	51,339	—	26.14	6/9/18	—	—
5/20/10	19,999	40,001	17.35	5/20/20	—	—
3/14/11	—	20,000	14.72	3/14/21	—	—
					70,400	968,700

Craig A. Norris
2/16/05	5,000	—	20.62	2/16/15	—	—
12/6/05	20,000	—	28.47	12/6/15	—	—
6/9/08	20,833	—	26.14	6/9/18	—	—
5/20/10	9,999	20,001	17.35	5/20/20	—	—
3/14/11	—	12,000	14.72	3/14/21	—	—
					28,218	388,278

Michael N. Deitch
2/16/05	25,000	—	20.62	2/16/15	—	—
12/6/05	20,000	—	28.47	12/6/15	—	—
6/9/08	17,857	—	26.14	6/9/18	—	—
5/20/10	9,999	20,001	17.35	5/20/20	—	—
3/14/11	—	12,000	14.72	3/14/21	—	—
					19,833	272,897

Fred D. Furman
9/10/03	23,446	—	13.44	9/10/13	—	—
2/16/05	25,000	—	20.62	2/16/15	—	—
12/6/05	20,000	—	28.47	12/6/15	—	—
6/9/08	17,857	—	26.14	6/9/18	—	—
5/20/10	9,999	20,001	17.35	5/20/20	—	—
3/14/11	—	12,000	14.72	3/14/21	—	—
					19,833	272,897

Herman M. Schwarz
6/9/08	12,723	—	26.14	6/9/18	—	—
5/15/09	13,333	6,667	11.72	5/15/19	—	—
5/20/10	9,999	20,001	17.35	5/20/20	—	—
3/14/11	—	12,000	14.72	3/14/21	—	—
					24,550	337,807

(1)	On December 6, 2005 and again on December 30, 2008, the Board, upon recommendation of the Compensation Committee, approved the acceleration of the vesting dates of all outstanding unvested stock options and restricted stock previously awarded to eligible directors, employees and consultants, including stock options and restricted stock awards granted to the Named Executive Officers, effective December 29, 2005 and December 30, 2008, respectively. All other terms of the stock options and restricted stock remained the same.
(2)	The options expire ten-years from the date of grant. The options have an exercise price equal to the closing market price of our Common Stock on the date of grant. The options and restricted stock awards vest in three equal annual installments beginning one year from the date of grant.
(3)	Represents unvested restricted stock awards and PRSUs that vest as follows:

Award	Grant Date	Vesting
Restricted stock	5/20/10	1/3 per year beginning on the anniversary of the grant
Restricted stock	3/14/11	1/3 per year beginning on the anniversary of the grant
PRSUs	3/14/11	Equal installments on December 31, 2012 and 2013

For more information, see footnote 2 to the Summary Compensation Table.

(4)	The market value of the unvested restricted stock and PRSU awards was calculated using the closing market price of our Common Stock on December 30, 2011.

Option Exercises and Stock Vesting Table

The following table provides additional information about the value realized by the Named Executive Officers on stock and PRSU award vesting during the year ended December 31, 2011. No options were exercised during the year ended December 31, 2011 by any Named Executive Officer.

	Stock Awards (1)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Fletcher Jay McCusker	25,199	344,312
Craig A. Norris	8,108	110,937
Michael N. Deitch	3,915	53,463
Fred D. Furman	3,915	53,463
Herman M. Schwarz	6,273	85,918

(1)	Includes vested PRSUs that were settled in cash on the Settlement Date.

Non-qualified Deferred Compensation

We maintain a Deferred Compensation Plan for our eligible employees and independent contractors or a participating employer (as defined in the Deferred Compensation Plan). Under the Deferred Compensation Plan participants may defer all or a portion of their base salary, service bonus, performance-based compensation earned in a period of 12 months or more, commissions and, in the case of independent contractors, compensation reportable on Form 1099. The committee administering the Deferred Compensation Plan determines which investment alternatives are available under the Deferred Compensation Plan. Each participant’s account(s) is/are measured by reference to various investment alternatives available under the Deferred Compensation Plan from time to time as selected by the participant. A participant directs the committee as to which investment alternative he or she has selected to measure his or her deferred compensation account. Each account will be valued on each day securities are traded on a national stock exchange based upon the performance of the investment alternative(s) selected by the participant. Generally, a participant elects in the participation agreement whether to receive the vested balance of his or her deferred compensation account in a lump sum or installments. Installment payments will be made annually over up to either a two- or 15-year period as set forth in the plan. Distributions may be made upon separation from service, disability, death or a change in control. There may also be in-service distributions, education distributions, de minimis distributions and unforeseen events distributions as provided for in the Deferred Compensation Plan. Payment may be delayed to the extent permitted in accordance with regulations and guidance under Section 409A of the Code, and the rulings and regulations thereunder. The Company may terminate the Deferred Compensation Plan at any time. The Deferred Compensation Plan is unfunded and benefits are paid from our general assets.

We also maintain a Rabbi Trust Plan for highly compensated employees of our NET Services operating segment. Under the Rabbi Trust Plan, participants may defer up to 10% of their base salary and all or a portion of their annual bonus. The amount of compensation to be deferred by each participant will be credited to the participant’s account and the value of the participant’s account will be determined in accordance with the Rabbi Trust Plan. The committee administering the Rabbi Trust Plan designates one or more investment alternative(s) solely as a method of calculating any earnings, gains, losses and other adjustments with respect to account balances credited to a participant’s account under the Rabbi Trust Plan. The account amount will be valued as of the close of business on the business day when the published or calculated value of the investment alternative(s) selected becomes effective generally, but not more frequently than once per business day. If the committee designates more than one investment alternative to measure the value of each account, a participant is required to select one or more investment alternatives to calculate the adjustments to be credited or debited to his or her account. Each participant’s account will be adjusted to reflect the investment performance of the selected investment alternative(s). No participant, beneficiary or heir shall have the right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable under the Rabbi Trust Plan. Distributions are made upon certain distribution events, as set forth in the Rabbi Trust Plan, such as disability, death, retirement or termination of employment. Payment of distribution, other than in connection with death or termination of employment prior to retirement, will be made in cash in either a lump sum or annually up to 10 years as selected by the participant. If a participant does not make an election, the distribution will be payable annually over three years. In the event of death prior to retirement or termination of employment, with or without cause, the distribution will be made in one lump sum payment. A participant has the right to apply to the committee for a hardship distribution in the event the participant incurs an unforeseeable emergency. Payment may be delayed to the extent permitted in accordance with regulations and guidance under Section 409A of the Code, and the rulings and regulations thereunder. The committee administering the Rabbi Trust Plan has the right to terminate the Plan. The Rabbi Trust Plan is unfunded and benefits are paid from our general assets under the Rabbi Trust Plan.

None of the Named Executive Officers have elected to participate in one of our deferred compensation plans.

Estimated Benefits Upon Termination or a Change in Control

General

The 2011 Employment Agreements provide for severance payments to each Named Executive Officer in the event of termination of employment under certain circumstances and a payment in the event of a Change in Control.

The receipt of the payments and benefits to the Named Executive Officers under the 2011 Employment Agreements are generally conditioned upon their complying with non-competition, non-solicitation/non-piracy and non-disclosure provisions. By the terms of such agreements, the executives acknowledge that a breach of some or all of the covenants described therein will entitle us to injunctive relief restraining the commission or continuance of any such breach, in addition to any other available remedies.

The Compensation Committee considered certain legal and tax provisions, fairness to stockholders, tenure of each executive officer and general corporate practice to select the events that will trigger payments under the 2011 Employment Agreements noted below.

Severance Payments

Each Named Executive Officer under their respective 2011 Employment Agreement is eligible to receive a severance benefit equal to one and one half times the executive officer’s base salary upon executing a general release in favor of us in the event of a termination of the executive officer either by us without Cause, or by the executive officer for Good Reason (each as defined below).

Under the 2011 Employment Agreements, “Cause” is defined as:

•

Fraud or theft committed by the employee against us or any of our subsidiaries, affiliates, joint ventures and related organizations, including any entity managed by us (collectively referred to as “Affiliates”), or commission of a felony; or

•	Gross negligence of the employee or willful misconduct by the employee that results, in either case, in material economic harm to us or our Affiliates; or

•

Breach of any provision by the employee of the 2011 Employment Agreement or breach of any fiduciary duty or duty of loyalty owed to us or our Affiliates, if such breach continues uncured for a period 10 days after written notice from us to the employee specifying the failure, refusal, or violation and our intention to terminate the 2011 Employment Agreement for Cause; or

•	Conduct of the employee tending to bring us or our Affiliates into public disgrace; or

•

Neglect or refusal by the employee to perform duties or responsibilities as directed by us, the Board or any executive committee established by the Board, or violation by the employee of any express direction of any lawful rule or regulation established by us or the Board or any committee established by the Board which is consistent with the scope of the employee’s duties under the 2011 Employment Agreement, if such failure, refusal, or violation continues uncured for a period 10 days after written notice from us to the employee specifying the failure, refusal, or violation and our intention to terminate the 2011 Employment Agreement for Cause; or

•	Commission of any acts or omissions by the employee resulting in or intended to result in direct material personal gain to the employee at our or our Affiliates’ expense; or

•	Employee materially compromises our or our Affiliates’ trade secrets or other confidential and proprietary information.

Cause does not include a bona fide disagreement over a corporate policy, so long as the employee does not willfully violate on a continuing basis specific written directions from the Board or any executive committee of the Board, which directions are consistent with the provisions of the 2011 Employment Agreement. Action or inaction by the employee is not considered “willful” unless done or omitted by him intentionally and without his reasonable belief that his action or inaction was in our or our Affiliates’ best interests, and does not include failure to act by reason of total or partial incapacity due to physical or mental illness.

Under the 2011 Employment Agreements, “Good Reason” is defined as:

•

The assignment to the employee by us of any duties inconsistent with the employee’s status with us or a substantial alteration in the nature or status of the employee’s responsibilities from those in effect on the effective date of the 2011 Employment Agreement, or a reduction in the employee’s titles or offices as in effect on the effective date of the 2011 Employment Agreement, except in connection with the termination of his employment for Cause or disability or as a result of the employee’s death, or by the employee other than for Good Reason, or our establishment of a new office to which the employee may be asked to report, or our hiring of a President or other officer which may result in the reassignment of some of the employee’s duties to someone in our employ below the level of the employee; or

•

A reduction by us in the employee’s base salary as in effect on the effective date of the 2011 Employment Agreement or as the same may be increased from time to time during the term of the employment agreement; or

•

The relocation of the employee to one of our offices located more than ninety (90) miles from their designated office location or, in the case of Mr. Schwarz, outside of the greater metropolitan area of Atlanta, GA; or

•

Any material breach by us of a material term or provision contained in the 2011 Employment Agreement, which breach is not cured within thirty (30) days following the receipt by the Board of written notice of such breach.

The table below includes a description and the amount of estimated payments and benefits that would be provided by us (or our successor) to each of the Named Executive Officers under the 2011 Employment Agreements, assuming that such agreement had been in effect and the termination circumstance occurred on December 31, 2011 and did not involve a change in control:

	Reason for Termination of Employment
Named Officer and Nature of Payment	Voluntary by Executive $	Termination by Us without Cause or Termination by Executive for Good Reason $	Cause $	Death $	Disability $
Fletcher Jay McCusker:
Total cash payment	—	1,155,000	—	—	—
Cost of continuation of benefits	—	—	—	—	—
Value of accelerated stock option and stock awards (1)	—	—	—	—	—
Total	—	1,155,000	—	—	—

Michael N. Deitch:
Total cash payment	—	610,500	—	—	—
Cost of continuation of benefits	—	—	—	—	—
Value of accelerated stock option and stock awards (1)	—	—	—	—	—
Total	—	610,500	—	—	—

Fred D. Furman:
Total cash payment	—	610,500	—	—	—
Cost of continuation of benefits	—	—	—	—	—
Value of accelerated stock option and stock awards (1)	—	—	—	—	—
Total	—	610,500	—	—	—

Craig A. Norris:
Total cash payment	—	693,000	—	—	—
Cost of continuation of benefits	—	—	—	—	—
Value of accelerated stock option and stock awards (1)	—	—	—	—	—
Total	—	693,000	—	—	—

Herman M. Schwarz:
Total cash payment	—	627,000	—	—	—
Cost of continuation of benefits	—	—	—	—	—
Value of accelerated stock option and stock awards (1)	—	—	—	—	—
Total	—	627,000	—	—	—

(1)	Except for the equity-based awards granted to each Named Executive Officer in 2009, 2010 and 2011, all equity awards were vested at December 31, 2011.

Change in Control Payments

Certain payment provisions of the 2011 Employment Agreements are also triggered by a “Change in Control.” Under the 2011 Employment Agreements, a “Change in Control” is defined as an event or events, in which:

•

any “person” as defined in Sections 13(d) and 14(d) of the Exchange Act (other than (i) us or our subsidiaries, (ii) any fiduciary holding securities under our employee benefit plan or our subsidiaries, or (iii) any company owned by our stockholders), is or becomes the “beneficial owner” of 25% or more of our voting outstanding securities;

•

we consummate (i) mergers or consolidations as more specifically described in the 2011 Employment Agreements, (ii) a liquidation or (iii) the sale or disposition of all or substantially all of our assets; or

•	a majority of our directors are replaced in certain circumstances during any period of two consecutive years.

In the event of a Change in Control of our company during the term of the 2011 Employment Agreements, and prior to the 24 month anniversary of the consummation date of the Change in Control (i) we terminate the executive’s employment without Cause, (ii) the executive terminates his employment for Good Reason, in lieu of any other amounts payable under the 2011 Employment Agreements, or (iii) the 2011 Employment Agreements expire by their terms and we do not offer to renew the agreement for an additional term to expire no earlier than the 24 month anniversary of the consummation date of the Change in Control, Mr. McCusker would be entitled to receive a lump sum payment equal to $1.00 less than three times his average annual W-2 compensation from us for the most recent five taxable years ending before the effective date of a Change in Control. The 2011 Employment Agreements with each of Messrs. Norris, Deitch, Furman and Schwarz provide that the executive would receive a lump sum payment equal to two times the average of his annual W-2 compensation from us for the most recent five taxable years ending before the effective date of a Change in Control. The lump sum payment will be paid to the Named Executive Officer within ten days of his termination of employment following the Change in Control.

Upon a Change in Control all of the Named Executive Officers are also entitled to an accelerated vesting and payment of stock options, restricted stock and PRSU awards granted to that Named Executive Officer. However, if the sum of any lump payments, the value of any accelerated vesting of stock options and restricted stock awards, and the value of any other benefits payable to the Named Executive Officer, would constitute an “excess parachute payment” (as defined in Section 280G of the Code), then such lump sum payment or other benefit will be reduced to the largest amount that will not result in receipt by the Named Executive Officer of a parachute payment.

The following table quantifies the estimated maximum amount of payments and benefits under the 2011 Employment Agreements and agreements relating to awards granted under our 2006 Plan to which the Named Executive Officers would have been entitled upon a Change in Control of our company that occurred on December 31, 2011 and termination of employment.

Name	Change in Control Payment ($)	Value of Accelerated Vesting of Equity Awards ($)	Total Termination Benefits (1) ($)
Fletcher Jay McCusker	2,278,614	682,619	2,961,233
Michael N. Deitch	1,315,455	144,578	1,460,033
Fred D. Furman	1,645,445	144,578	1,790,023
Craig A. Norris	1,532,988	255,595	1,788,583
Herman M. Schwarz	2,020,514	219,576	2,240,090

(1)	No value has been assigned to any provisions of the 2011 Employment Agreements that remain in force following the Change in Control.

PROPOSAL 5 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote, on a non-binding advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the SEC’s compensation disclosure rules.

As described in detail under the heading “Executive Compensation—Compensation Discussion and Analysis,” above our executive compensation programs are designed to attract, motivate, and retain our Named Executive Officers, who are critical to our success. Under these programs, our Named Executive Officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals, and the realization of increased stockholder value. Please read the “Compensation Discussion and Analysis” beginning on page 38 for additional details about our executive compensation programs, including information about the fiscal year 2011 compensation of our Named Executive Officers.

We believe that our executive compensation programs are structured in the best manner possible to support our company and our business objectives. The following are key characteristics of our executive compensation programs.

•	Our compensation programs are substantially tied into our key business objectives and the success of our stockholders.

•	A meaningful portion of the compensation we deliver to our executives is linked to our financial performance.

•	We maintain the highest level of corporate governance over our executive pay programs.

•

We closely monitor the compensation programs and pay levels of executives from companies of similar size and complexity, so that we may ensure that our compensation programs are within the norm of a range of market practices.

Our Compensation Committee has a long history of peer group based and performance based pay practices and considers numerous factors when setting compensation for our Named Executive Officers including:

•	Budget to actual EBITDA, earnings per share and return on equity performance;

•	Total shareholder return as compared to a peer group of companies;

•	Goals and objectives set for each executive officer at the beginning of the year;

•	Total base salary, cash compensation and long-term incentive compensation relative to a peer group of companies; and

•	Recommendations of an independent third party executive compensation consultant.

Performance based portions of our executive compensation for any given year are awarded primarily based on the respective prior year financial performance. Our annual incentive cash compensation and equity-based compensation programs are designed to be performance-based incentives requiring achievement of the financial targets noted above and individual performance goals set by the Board. For example, the award of equity-based compensation in 2011 was granted to our Named Executive Officers in recognition of our financial performance for 2010 measured in terms of EBITDA, return on equity and total stockholder return on an absolute basis as well as compared to the financial performance of a peer group of companies.

Our Compensation Committee continually reviews the compensation programs for our Named Executive Officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. As a result of its review process, the Compensation Committee implemented a policy that requires at least half of the equity-based compensation (based on the number of shares to be awarded annually) awarded to our Named Executive Officers be performance based and measured over a multi-year performance period beginning in 2012.

We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company stockholders approve, on a non-binding advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2011 Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Company values the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board unanimously recommends that you vote “FOR” the compensation of our Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

PROPOSAL 6 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2011 was the firm of KPMG LLP. The Audit Committee of the Board has selected KPMG as its independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2012.

Although we are not required to do so, we believe that it is appropriate for us to request stockholder ratification of the appointment of KPMG as our independent registered public accounting firm. If stockholders do not ratify the appointment, though it may nevertheless retain KPMG, the Audit Committee will investigate the reasons for the stockholders’ rejection and reconsider the appointment. In addition, even if the stockholders ratify the selection of KPMG, the Audit Committee may in its discretion appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that a change is in the best interest of the Company.

The Company has been advised that representatives of KPMG will be present at the Annual Meeting with the opportunity to make a statement if the representatives desire to do so. It is expected that the representatives will be available to respond to appropriate questions.

The Board unanimously recommends that you vote “FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

AUDIT COMMITTEE

Audit Committee Report

The Audit Committee of the Board consists of Mr. Kerley and Ms. Meints. Ms. Meints is the Chairperson of the Audit Committee.

The Audit Committee operates under a written charter adopted by the Board, a copy of which is available on the Company’s website at www.provcorp.com under “Investor Information”.

The Audit Committee has reviewed and discussed with management its assessment and report on the effectiveness of Providence’s internal control over financial reporting as of December 31, 2011, which it made using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework. The Audit Committee has also reviewed and discussed with KPMG, the independent registered public accounting firm, its review and report on Providence’s control over financial reporting. Providence published these reports in its Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

The Audit Committee has reviewed and discussed with management and KPMG the audited consolidated financial statements of Providence for the fiscal year ended December 31, 2011. Management represented to the Audit Committee that Providence’s consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States. The Audit Committee also discussed with representatives of KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee received the written disclosures and the confirming letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with KPMG its independence from Providence.

Based on these reviews and discussions and in reliance thereon, the Audit Committee recommended to the Board that the audited financial statements be included in Providence’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on March 15, 2012.

The Audit Committee

Kristi L. Meints (Chairperson)	Hunter Hurst, III*	Richard Kerley

*	Director until June 19, 2012

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Fees of Independent Registered Public Accounting Firm

Fees for professional services provided by KPMG, the Company’s independent registered public accounting firm, for the fiscal years ended December 31, 2011 and 2010 in each of the following categories were:

	Fiscal Year Ended December 31,
	2011	2010
Audit fees	$1,161,035	$1,115,848
Audit related fees	$—	$—
Tax fees	$7,167	$9,091
All other fees	$96,542	$—

Total	$1,264,744	$1,124,939

Audit Fees. Audit fees consisted of amounts incurred for services performed in association with the annual financial statement audit (including required quarterly reviews), the audit of the Company’s internal control over financial reporting, and other procedures normally required by the independent auditor in order to be able to form an opinion on the Company’s consolidated financial statements. Other procedures included consultations relating to the audit or quarterly reviews, and services performed by KPMG in connection with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Audit Related Fees. No audit related fees were incurred during the periods presented.

Tax Fees. Tax fees consisted of amounts incurred for professional services rendered by KPMG for tax compliance and tax consulting in 2011 and 2010.

All Other Fees. Other fees consisted of fees incurred for services rendered by KPMG in 2011 for the audit of information technology security and internal control over protected client health information related to our non-emergency transportation management services operating segment.

The Audit Committee has considered and determined that the services provided by KPMG were compatible with KPMG maintaining their independence.

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee pre-approved all of the foregoing services provided to the Company by KPMG in fiscal years 2011 and 2010.

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

Pursuant to the proxy rules promulgated under the Exchange Act, Company stockholders are notified that the deadline for providing the Company with timely notice of any stockholder proposal to be submitted within the Rule 14a-8 process for consideration at the Company’s Annual Meeting to be held in 2013 (the “2013 Annual Meeting”) will be February 16, 2013.

Pursuant to the amended and restated bylaws, in order for a stockholder to bring a proposal (other than proposals sought to be included in the Company’s proxy statement pursuant to Rule 14a-8 of the Exchange Act) before, or make a nomination at, the 2013 Annual Meeting of stockholders, such stockholder must deliver a written notice of such proposal and/or nomination to, or it must be mailed and received by, the Company’s Corporate Secretary at the principal executive offices of the Company, located at 64 East Broadway Blvd., Tucson, Arizona 85701, no earlier than the close of business on April 18, 2013, and not later than the close of business on June 18, 2013. Stockholders are also advised to review the Company’s amended and restated bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

As to all such matters which the Company does not have notice on or prior to June 18, 2013, discretionary authority shall be granted to the persons designated in the Company’s proxy related to the 2013 Annual Meeting to vote on such proposal.

OTHER MATTERS

On the date we filed this Proxy Statement with the SEC, the Board did not know of any other matter to be raised at the Annual Meeting. If any other matters properly come before our stockholders at this Annual Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent in accordance with their best judgment.

ADDITIONAL INFORMATION

A copy of the Company’s 2011 Annual Report to Stockholders is being mailed to each stockholder with this Proxy Statement, which includes a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the SEC. The 2011 Annual Report to Stockholders is not a part of the proxy solicitation materials.

The Company files reports and other information with the SEC. Copies of these documents may be obtained at the SEC’s public reference room in Washington, D.C. The Company’s SEC filings are also available on the SEC’s web site at http://www.sec.gov. Stockholders may also request additional copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, except for exhibits to the report, without charge, by submitting a written request to the Company’s Corporate Secretary at 64 East Broadway Blvd., Tucson, Arizona 85701.

HOUSEHOLDING

In order to reduce printing costs and postage fees, the Company has adopted the process called “householding” for mailing its annual report and proxy statement to “street name holders,” which refers to stockholders whose shares are held in a stock brokerage account or by a bank or other nominee. This means that street name holders who share the same last name and address will receive only one copy of the Company’s annual report and proxy statement, unless the Company receives contrary instructions from a street name holder at that address. The Company will continue to mail a proxy card to each stockholder of record.

If you prefer to receive multiple copies of the Company’s proxy statement and annual report at the same address, you may obtain additional copies by writing to the Company’s Corporate Secretary at 64 East Broadway Blvd., Tucson, Arizona 85701 or by calling (520) 747-6600. Eligible stockholders of record receiving multiple copies of the annual report and proxy statement can request householding by contacting the Company in the same manner.

On behalf of the Board of Directors

Fletcher Jay McCusker
Chairman of the Board and Chief Executive Officer

July 16, 2012

Tucson, Arizona

Appendix A

AMENDED AND RESTATED RIGHTS AGREEMENT

BY AND BETWEEN

THE PROVIDENCE SERVICE CORPORATION

AND

COMPUTERSHARE TRUST COMPANY, N.A.,

AS RIGHTS AGENT

Dated as of December 9, 2011

A-i

30.	DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS	A-48

31.	SEVERABILITY	A-48

32.	GOVERNING LAW	A-48

33.	COUNTERPARTS	A-48

34.	DESCRIPTIVE HEADINGS	A-49

35.	FORCE MAJEURE	A-49

36.	BOOK-ENTRY	A-49

Exhibit A –	Amended Form of Certificate of Designation of Rights, Preferences and Privileges of Series A Junior Participating Preferred Stock

Exhibit B –	Amended Form of Rights Certificate

Exhibit C –	Amended Form of Summary of Rights

A-ii

AMENDED AND RESTATED RIGHTS AGREEMENT

AMENDED AND RESTATED RIGHTS AGREEMENT, dated as of December 9, 2011 (as amended, supplemented or otherwise modified from time to time, the “Rights Agreement”), between The Providence Service Corporation, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a limited purpose national trust bank (the “Rights Agent”).

W I T N E S S E T H

WHEREAS, on December 9, 2008 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “Board”) authorized and declared a dividend distribution of one Right (a “Right”) for each share of Common Stock (as hereinafter defined) of the Company outstanding at the close of business on December 22, 2008 (the “Record Date”), and authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions hereof) for each share of Common Stock of the Company issued (whether originally issued or delivered from the Company’s treasury) between the Record Date and the Distribution Date, each Right initially representing the right to purchase one one-hundredth (1/100) of a share of Series A Preferred Stock upon the terms and conditions hereinafter set forth (the “Rights”);

WHEREAS, the Company entered into a Rights Agreement with Computershare Trust Company, N.A., as Rights Agent, dated as of December 9, 2008 (the “Old Rights Agreement”), which sets forth the description and terms of the Rights;

WHEREAS, between the Rights Dividend Declaration Date and the date hereof, the Old Rights Agreement was amended on October 9, 2009;

WHEREAS, the Rights under the Old Rights Agreement are scheduled to expire upon the Close of Business (as such term is hereinafter defined) on December 9, 2011;

WHEREAS, pursuant to Section 27 of the Old Rights Agreement, for so long as the Rights are then redeemable, the Company may, by action of the Board, in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, from time to time supplement or amend any provision of the Old Rights Agreement without the approval of any holders of the Rights;

WHEREAS, the Board has determined it desirable and in the best interests of the Company and its stockholders for the Company to amend and restate the Old Rights Agreement in its entirety;

WHEREAS, effective as of the Close of Business on December 9, 2011, this Agreement amends and restates and supersedes in its entirety the Old Rights Agreement, and from and after such time, each outstanding Right and each Right hereafter issued shall be exercisable in accordance with and subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

1. DEFINITIONS. For purposes of this Rights Agreement, the following terms have the meaning indicated:

(a) “Acquiring Person” shall mean any Person (as defined below) who or which, alone or together with all Related Persons (as defined below) of such Person, shall be the Beneficial Owner (as defined below) of 20% or more of the shares of Common Stock then outstanding but shall not include an Exempt Person (as defined below). For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall include shares of Common Stock deemed to be Beneficially Owned by the Person in accordance with Section 1(d), but shall not include any other unissued shares of Common Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(b) A Person shall be deemed to be “Acting in Concert” with another Person if such Person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) at any time after the first public announcement of the adoption of this Agreement, in concert or in parallel with such other Person, or towards a common goal with such other Person, relating to changing or influencing the control of the Company or in connection with or as a participant in any transaction having that purpose or effect, where (i) each Person is conscious of the other Person’s conduct and this awareness is an element in their decision-making processes and (ii) at least one additional factor supports a determination by the Board of Directors that such Persons intended to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information, attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided that the additional factor required shall not include actions by an officer or director of the Company acting in such capacities. A Person who is Acting in Concert with another Person shall also be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other Person. No Person shall be deemed to be Acting in Concert with another Person solely as a result of (i) making or receiving a solicitation of, or granting or receiving, revocable proxies or consents given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act (as defined below) by means of a solicitation statement filed on Schedule 14A, or (ii) soliciting or being solicited for tenders of, or tendering or receiving tenders of, securities in a public tender or exchange offer made pursuant to, and in accordance with, Section 14(d) of the Exchange Act by means of a tender offer statement filed on Schedule TO.

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

(d) A Person shall be deemed the “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” of and shall be deemed to “Beneficially Own” any securities:

(1) which such Person or any of such Person’s Related Persons beneficially owns, directly or indirectly (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Rights Agreement);

(2) which such Person or any of such Person’s Related Persons, directly or indirectly, has

(A) the Right to Acquire; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (i) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Related Persons until such tendered securities are accepted for purchase or exchange, (ii) securities which such Person or any of such Person’s Related Persons has a Right to Acquire on the exercise of Rights at any time prior to a Trigger Event, or (iii) securities issuable upon the exercise of Rights from and after a Trigger Event if such Rights are Original Rights (as defined below) or pursuant to Sections 11(i) or (n) hereof with respect to an adjustment to the Original Rights; and/or

(B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security by reason of such agreement, arrangement or understanding if the agreement, arrangement or understanding to vote such security (i) arises solely from a revocable proxy or consent given to such Person or any Related Person thereof in response to a public proxy or consent solicitation made to more than 10 holders of shares of a class of stock of the Company registered under Section 12 of the Exchange Act pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act, except if such power (or the arrangements relating thereto (whether or not in writing)) is then reportable under Item 6 of Schedule 13D under the Exchange Act (or any comparable or successor report), or (ii) arises solely because such security has been tendered pursuant to a tender or exchange offer made by such Person or any Related Persons thereof until such tendered security is accepted for payment or exchange; or

(3) which are beneficially owned, directly or indirectly, by any other Person (or any Related Person thereof) with which such Person (or any of such Person’s Related Persons) has any agreement, arrangement or understanding (whether or not in writing), (x) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in Section 1(d)(2)(B) hereof) or disposing of such securities of the Company, or (y) to cooperate in obtaining, changing or influencing the control of the Company; provided, however, that (A) that nothing in this Section 1(d) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting registered under the Securities Act until the expiration of 40 days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of 40 days; or (B) no Person who is an officer, director, or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “beneficially own” any securities that are “beneficially owned” (as defined in this Section 1(d)), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person; and

(4) that are the subject of a derivative transaction entered into by such Person, or derivative security acquired by such Person, which gives such Person the economic equivalent of ownership of an amount of such securities due to the fact that the value of the derivative is explicitly determined, in whole or in part, by reference to the price or value of such securities and that increases in value as the value of such securities increases or that provides to the holder an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of such securities, without regard to whether (A) such derivative conveys any voting rights in such securities to such Person or any Related Persons thereof, (B) the derivative is required to be, or capable of being, settled through delivery of such securities, or (C) such Person or Related Persons thereof may have entered into other transactions that hedge the economic effect of such derivative. In determining the number of shares of Common Stock deemed Beneficially Owned by virtue of the operation of this Section 1(d), the subject Person shall be deemed to Beneficially Own (without duplication) the number of shares of Common Stock that are synthetically owned pursuant to such derivative transactions or such derivative securities. Such shares of Common Stock that are deemed so Beneficially Owned pursuant to the operation of this Section 1(d) shall be referred to herein as “Derivative Common Shares.”

No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities that are “Beneficially Owned”(as defined in this Section 1(d)), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

Notwithstanding any of the foregoing, no Person shall be deemed to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities which such Person or any of such Person’s Related Persons would otherwise be deemed to “Beneficially Own” pursuant to this Section 1(d) solely as a result of any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Related Persons), or any tender, voting or support agreement entered into by such Person (or one or more of such Person’s Related Persons) in connection therewith, if, prior to such Person becoming an Acquiring Person, the Board of Directors has approved such merger or other acquisition agreement, or such tender, voting or support agreement.

(e) “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(f) “Close of Business” on any given date shall mean 5:00 P.M., Eastern time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Eastern time, on the next succeeding Business Day.

(g) “Closing Price” of any security on any given day shall be the last sale price, regular way, of such security or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on the principal trading market on which such security is then traded.

(h) “Common Stock” when used with reference to the Company shall mean the common stock, par value $0.001 per share, of the Company. “Common Stock “when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person or, if such Person is a Subsidiary (as defined below) of another Person, the Person or Persons which ultimately control such first-mentioned Person, and which has issued and outstanding such capital stock, equity securities or equity interest.

(i) “Distribution Date” shall mean the earlier of: (1) the Close of Business on the 10th Business Day (or such later date as may be determined from time to time by action of the Board of Directors prior to the Distribution Date) after the Stock Acquisition Date and (2) the Close of Business on the 10th Business Day (or such later date as may be determined from time to time by action of the Board of Directors prior to the Distribution Date) after the date of the commencement by any Person (other than a Person in clause (1) of the definition of Exempt Person) of, or of the first public announcement of the intention of such Person (other than a Person in clause (1) of the definition of Exempt Person) to commence, a tender or exchange offer (other than a Qualified Offer) the consummation of which would result in any Person (other than a Person in clause (1) of the definition of Exempt Person) becoming the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding (including, in the case of both clause (1) and (2), any such date which is after the date of this Rights Agreement and prior to the issuance of the Rights). The Board of Directors of the Company may, if deferral is allowed in clause (1) or (2) of the preceding sentence, defer the date set forth in such clause, as applicable, to a specified later date or an unspecified later date to be determined by a subsequent action or event.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended and in effect on the date of the Agreement.

(k) “Exempt Person” shall mean the following:

(1) the Company, any Subsidiary of the Company, any employee stock ownership plan, employee benefit plan or other compensation program or arrangement of the Company or of any of its Subsidiaries, or any Person holding Common Stock for or pursuant to the terms of any such plan, program or arrangement or for the purpose of funding any such plan, program or arrangement, and any Person organized, appointed or established by the Company or any of its Subsidiaries for or pursuant to the terms of any such plan, program or arrangement during the time such Person acts in such capacity;

(2) any Person who or which, alone or together with all Related Persons of such Person, has become and is the Beneficial Owner of 20% or more of the shares of Common Stock at the time outstanding solely as the result of:

(A) a change in the aggregate number of shares of Common Stock outstanding since the last date on which such Person acquired Beneficial Ownership of any shares of Common Stock, provided, however, that if such Person (together with all Related Persons) thereafter becomes the Beneficial Owner of any additional shares of Common Stock (other than (i) pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock, pursuant to a split or subdivision of the outstanding Common Stock or (ii) as a result of the exercise of any options or the vesting of any restricted shares, restricted stock units, performance shares, performance share units or other equity securities granted prior to or after the date hereof to such Person under any employee benefit or compensation plan, program or arrangement of the Company or any of its Subsidiaries), then such Person (together with all Related Persons) shall be deemed to be an “Acquiring Person,” subject to Section 1(k)(2)(B) hereof (unless upon the consummation of the acquisition of such additional shares of Common Stock such Person together with its Related Persons does not beneficially own 20% or more of the shares of Common Stock then outstanding); or

(B) the acquisition by such Person or one or more of such Person’s Related Persons of Beneficial Ownership of additional shares of Common Stock if the Board of Directors determines that such acquisition was made in good faith without the knowledge by such Person or one or more of its Related Persons that such Person would thereby become an Acquiring Person, and without any intention of changing or influencing control of the Company; provided, however, that if any Person that is not an Acquiring Person due to this Section 1(k)(2)(B) does not reduce its percentage of Beneficial Ownership of shares of Common Stock to less than 20% (or, in the case solely of Derivative Common Shares (as such term is hereinafter defined), such Person does not terminate the subject derivative transaction or transactions or does not dispose of the subject derivative security or securities, or establish to the satisfaction of the Board of Directors that such Derivative Common Shares are not held with any intention of changing or influencing control of the Company) by the Close of Business on the 10th calendar day after notice from the Company (the date of notice being the first day) that such Person’s Beneficial Ownership of shares of Common Stock would make it an Acquiring Person, such Person shall, at the end of such 10 calendar day period, become an Acquiring Person (and this Section 1(k)(2)(B) shall no longer apply to such Person);

(3) any bona fide swaps dealer who would otherwise be an “Acquiring Person” and has become so as a result of its actions in the ordinary course of its business that the Board of Directors determines were taken without the intent of evading or assisting any other Person to evade the purposes and intent of this Rights Agreement, or otherwise seeking to control or influence the management or policies of the Company;

(4) any Person who is a “Grandfathered Stockholder.” For purposes of this Agreement, a Grandfathered Stockholder is any Person who or which would, as of the adoption of this Rights Agreement, be deemed an “Acquiring Person,” unless and until such Person (together with all Related Persons) shall acquire following the adoption of this Rights Agreement, without the prior approval of the Board of Directors, Beneficial Ownership of any additional shares of Common Stock; provided, however, that any

Grandfathered Stockholder shall not be deemed an “Acquiring Person” for purposes of this Agreement only for so long as (i) neither it nor any of its Related Persons purchase or otherwise acquire (including by becoming a member of a Group, or, if such Person is already a member of a Group, as a result of actions taken by any other member of such Group) Beneficial Ownership of any additional shares of outstanding Common Stock after adoption of this Rights Agreement (other than (A) pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock, or (B) as a result of the exercise of any options or the vesting of any restricted shares, restricted stock units, performance shares, performance share units or other equity securities granted prior to or after the date of adoption of this Rights Agreement to such Person under any employee benefit or compensation plan of the Company or any of its Subsidiaries), and in the event that any Grandfathered Stockholder (or its Related Persons) does so acquire Beneficial Ownership of additional shares of outstanding Common Stock, then such Person shall no longer be deemed a “Grandfathered Stockholder” and shall be deemed an “Acquiring Person;” and (ii) such Person does not cease to be the Beneficial Owner of twenty percent (20%) or more of the shares of Common Stock then outstanding, including as a result of the disbandment of a Group, and in the event that any Grandfathered Stockholder ceases to be the Beneficial Owner of twenty percent (20%) or more of the shares of Common Stock then outstanding, then such Person shall no longer be deemed a “Grandfathered Stockholder.”

(5) any Specified Person upon an acquisition of Specified Shares; provided that:

(A) following an acquisition of Specified Shares, which results in such Specified Person beneficially owning 20% or more of the shares of Common Stock then outstanding, (i) within 90 days from such acquisition (or such earlier or later time as the Board of Directors may determine and so advise the Specified Person in writing), such Specified Person and/or any or all of its Related Persons take the necessary actions to reduce their aggregate Beneficial Ownership of Common Stock to less than 20% of the shares of Common Stock then outstanding, and (ii) until such Beneficial Ownership is so reduced and solely with respect to the Common Stock beneficially owned by such Specified Person and its Related Persons in excess of 20% of the shares of Common Stock then outstanding, such Specified Person and its Related Persons vote, with respect to any matter submitted to a vote of the holders of Common Stock, all such excess Common Stock on a pro rata basis proportionate to all other votes of Common Stock actually cast on the matter; and

(B) following such acquisition and so long as their aggregate Beneficial Ownership of Common Stock is 20% or more of the shares of Common Stock then outstanding, such Specified Person and its Related Persons, taken together, do not, without the prior approval of the Board of Directors, acquire Beneficial Ownership of any additional shares of Common Stock (other than (i) pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock, pursuant to a split or subdivision of the outstanding Common Stock or (ii) as a result of the exercise of any options or the vesting of any restricted shares, restricted stock units, performance shares, performance share units or other equity securities granted prior to or after the date hereof to such Person under any employee benefit or compensation plan of the Company or any of its Subsidiaries).

Any Person subject to Section 1(k) shall, for so long as such Person complies with the requirements of such section, be considered an “Exempt Person” for purposes of Section 1(k) ; provided, however, that such Person’s qualification as an “Exempt Person” under this Section 1(k) shall be terminated if, at a later date, such Person, together with its Related Persons, reduces their aggregate Beneficial Ownership of Common Stock to less than 20% of the shares of Common Stock then outstanding.

(l) “Immediate Family Members” shall mean a Person’s spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who resides at such Person’s home.

(m) “Nasdaq” shall mean The Nasdaq Global Select Market.

(n) “Original Rights” shall mean Rights that were acquired by a Person or any of such Person’s Related Persons prior to the Distribution Date or pursuant to Sections 3 or 22 hereof.

(o) “Person” shall mean any individual, firm, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated organization or other entity, and shall include any successor (by merger or otherwise) of any of the foregoing.

(p) “Preferred Stock” shall mean the shares of Series A Junior Participating Preferred Stock, $0.001 par value per share, of the Company having the rights and preferences set forth in the Certificate of Designations in substantially the form attached hereto as Exhibit A and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

(q) “Qualified Offer” shall mean an offer determined by a majority of the independent members of the Company’s Board to have each of the following characteristics:

(1) A fully financed all-cash tender offer, or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding shares of Common Stock (whether such shares are outstanding at the commencement of the offer or become outstanding thereafter upon the exercise or conversion of options or other securities that are outstanding at the commencement of the offer) at the same per-share consideration;

(2) An offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act and is made by an offeror (including Related Persons of such offeror) that beneficially owns no more than 10% of the outstanding Common Stock as of the date of such commencement;

(3) An offer whose per-share offer price exceeds the greatest of

(A) The highest reported market price per share of the Common Stock during the 24 months immediately preceding the commencement of the offer (within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act);

(B) The highest price per share of the Common Stock paid by the Person making the offer (or any Related Persons thereof) during the 24 months immediately preceding the commencement of the offer (within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act);

(C) an amount that is 25% higher than the average of the daily per share Closing Prices for the Common Stock during the immediately preceding 12 months (determined as of the Trading Day immediately preceding the commencement of such offer within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act), and

(D) an amount that is 25% higher than the Closing Price per share of the Common Stock (determined as of the Trading Day immediately preceding the commencement of such offer within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act); and

(E) if, at the time any offer is commenced (within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act), any other offer that is a Qualified Offer has been commenced and remains open, the per share price with respect to such earlier Qualified Offer; provided, further, that, to the extent that an offer includes shares of common stock of the offeror, such per-share offer price with respect to such common stock of the offeror will be determined by valuing such common stock of the offeror (or any subsidiary or Affiliate thereof, as applicable) to be the average of the daily Closing Prices per share for such common stock for the thirty (30) Trading Days immediately preceding the commencement of such offer (within the meaning of Rule 14d-2(a) under the Exchange Act).

(4) an offer that, within 20 Business Days after the commencement date of the offer (or within 10 Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors of the Company rendering an opinion to the Board of Directors of the Company that the consideration being offered to the holders of the Common Stock is either inadequate or unfair;

(5) an offer that is subject only to the minimum tender condition described below in item (7) of this definition and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of the Company;

(6) an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least 120 Business Days and, if a Special Meeting is duly requested in accordance with Section 23(c), for at least 10 Business Days after the date of the Special Meeting or, if no Special Meeting is held within 90 Business Days following receipt of the Special Meeting Notice in accordance with Section 23(c), for at least 10 Business Days following such 90 Business Day period;

(7) An offer that is conditioned on a minimum of at least two-thirds of the outstanding shares of the Common Stock not held by the Person making such offer (and such Person’s Related Persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

(8) An offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate, as promptly as practicable upon successful completion of the offer, a second-step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

(9) An offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof);

(10) If the offer includes shares of common stock of the offeror, an offer pursuant to which (A) the offeror shall permit representatives of the Company (including a nationally recognized investment banking firm retained by the Board of Directors of the Company and legal counsel and an accounting firm designated by the Company) to have access to such offeror’s books, records, management, accountants, financial advisors, counsel and any other appropriate outside advisers for the purposes of permitting such representatives to conduct a due diligence review of the offeror in order to permit the Board of Directors of the Company to evaluate the offer and make an informed decision and, if requested by the Board of Directors of the Company, to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board of Directors of the Company with respect to whether the consideration being offered to the stockholders of the Company is fair from a financial point of view, and (B) within 10 Business Days after such representatives of the Company (including a nationally-recognized investment banking firm retained by the Board of Directors of the Company and legal counsel and an accounting firm designated by the Company) shall have notified the Company and the offeror that it had completed such due diligence review to its satisfaction (or, following completion of such due diligence review, within 10 Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board of Directors of the Company that the consideration being offered to the stockholders of the Company is either unfair or inadequate and such investment banking firm does not, after the expiration of such 10 Business Day period, render an opinion to the Board of Directors of the Company that the consideration being offered to the stockholders of the Company has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have an adverse effect on the value of the common stock of the offeror;

(11) An offer pursuant to which the Company has received an irrevocable written commitment of the offeror that, in addition to the minimum time periods specified above in Item 6 of this definition, the offer, if it is otherwise to expire prior thereto, will be extended for at least twenty (20) Business Days after any increase in the consideration being offered or after any bona fide alternative offer is commenced within the meaning of Rule 14d-2(a) under the Exchange Act; provided, however, that such offer need not remain open, as a result of Item 6 of this definition and this Item 8, beyond (A) the time that any other offer satisfying the criteria for a Qualified Offer is then required to be kept open under Item 6 of this definition and this Item 8, or (B) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e-1 under the Exchange Act, of any other tender offer for the Common Stock with respect to which the Board of Directors of the Company has agreed to redeem the Rights immediately prior to acceptance for payment of Common Stock thereunder (unless such other offer is terminated prior to its expiration without any Common Stock having been purchased thereunder), or (C) one Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections (For purposes of this Rights Agreement, “Definitive Acquisition Agreement” shall mean any agreement entered into by the Company that is conditioned on the approval by the holders of not less than a majority of the voting power of the outstanding shares of Common Stock, at a meeting of stockholders with respect to (A) a merger, consolidation, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company or (B) the acquisition in any manner, directly or indirectly, of more than 50% of the consolidated total assets (including, without limitation, equity securities of its subsidiaries) of the Company);

(12) An offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and the written representations and certifications of the offeror’s Chief Executive Officer and Chief Financial Officer, acting in such capacities, that (A) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) under the Exchange Act, (B) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and (C) all required Exchange Act reports will be filed by the offeror in a timely manner during such period; and

(13) If the offer includes non-cash consideration (A) the non-cash portion of the consideration offered must consist solely of common stock of a Person that is a publicly-owned United States corporation, (B) such common stock must be freely tradable and listed or admitted to trading on either the NYSE or the NASDAQ, (C) no stockholder approval of the issuer of such common stock is required to issue such common stock, or, if such approval is required, such approval has already been obtained, (D) no Person (including such Person’s Related Persons) beneficially owns 20% or more of the shares of common stock of the issuer then outstanding at the time of commencement of the offer or at any time during the term of the offer, (E) such issuer of such common stock has no other class of voting stock or other voting securities, and (F) the issuer of such common stock meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act, including the filing of all required Exchange Act reports in a timely manner during the twelve calendar months prior to the date of commencement of such offer; and

(14) an offer that is otherwise in the best interests of the Company and its stockholders.

For the purposes of this definition of “Qualified Offer” and related provisions of this Agreement, (a) “commencement” and “commenced” shall have the meanings given to such terms pursuant to Rule 14d-2(a) under the Exchange Act, and (b) “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, unqualified, legally binding, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, which conditions shall not include any requirements with respect to such financial institutions or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of the Company, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable, legally binding, written commitment being provided by the offeror to the Company’s Board to maintain such availability until the offer is consummated or withdrawn, or (iii) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualified Offer in accordance with this definition, but subsequently ceases to be a Qualified Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualified Offer and the provisions of Section 23(c) shall no longer be applicable to such offer, provided the actual redemption of the Rights pursuant to Section 23(c) shall not have already occurred. The Company shall promptly notify the Rights Agent in writing upon the occurrence of a Qualifying Offer and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notification is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that a Qualifying Offer has not occurred.

(r) “Related Person” shall mean, as to any Person, any Affiliates or Associates of such Person, and any other Person with whom such Person or such Person’s Affiliates or Associates is Acting in Concert (or any Affiliate or Associate of such other Person).

(s) “Right to Acquire” shall mean a legal, equitable or contractual right to acquire (whether directly or indirectly and whether exercisable immediately, or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise), pursuant to any agreement, arrangement or understanding, whether or not in writing (excluding customary agreements entered into in good faith with and between an underwriter and selling group members in connection with a firm commitment underwriting registered under the Securities Act), or upon the exercise of any option, warrant or right, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

(t) “Securities Act” shall mean the Securities Act of 1933, as amended.

(u) “Specified Person” shall mean (1) an Immediate Family Member of any Person transferring shares of Common Stock and any trust for the benefit of (or the trustees of which include) such Immediate Family Member or such Person, which Immediate Family Member or trust acquires Common Stock from such Person, and (2) an executor or trustee for the estate of a Person transferring shares of Common Stock or of such Immediate Family Member, which executor or trustee acquires Common Stock from such Person or Immediate Family Member.

(v) “Specified Shares” shall mean any shares of Common Stock acquired by any Specified Person from a Person for no consideration, whether (1) by will; (2) pursuant to applicable laws of decent and distribution; (3) by gift; or (4) other estate planning methods.

(w) “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, the filing of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person.

(x) “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.

(y) A “Trigger Event” shall be deemed to have occurred upon any Person becoming an Acquiring Person.

The following terms shall have the meanings defined for such terms in the sections set forth herein:

Term	Section
Adjustment Shares	11(a)(ii)
Authorized Officer	5(a)
Board of Directors	Recitals
Common Stock Equivalents	11(a)(iii)
current per share purchase price	11(d)(i)
Current Value	11(a)(iii)
Definitive Acquisition Agreement	1(q)(11)
Derivative Common Shares	1(d)
Equivalent Preferred Stock	11(b)
Exchange Ratio	24(a)
Expiration Date	7(a)
Final Expiration Date	7(a)
Grandfathered Stockholder	1(k)(4)
Outside Meeting Date	23(c)
Principal Party	13(b)
Purchase Price	7(b)
Record Date	Recitals
Redemption Price	23(a)
Redemption Resolution	23(c)
Right	Recitals
Right Certificate	3(a)
Security	11(d)(i)
Special Meeting	23(c)
Special Meeting Notice	23(c)
Special Meeting Period	23(c)
Spread	11(a)(iii)
Substitution Period	11(a)(iii)
Summary of Rights	3(b)
Trading Day	11(d)(i)
Trust	24(a)
Trust Agreement	24(a)

2. APPOINTMENT OF RIGHTS AGENT. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable upon 10 days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and in no event shall be liable for the acts or omissions of, any such co-Rights Agent.

3. ISSUANCE OF RIGHT CERTIFICATES.

(a) Rights Evidenced by Share Certificates. Until the Distribution Date, (A) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Sections 3(b) and (c) hereof) by the certificates for the Common Stock registered in the names of the holders of the Common Stock and not by separate certificates, and (B) the Rights will be transferable only in connection with the transfer of the Common Stock. The preceding sentence notwithstanding, in the event that any such tender or exchange offer described in clause (ii) is cancelled, terminated or otherwise withdrawn prior to the Distribution Date without the purchase of any shares of Common Stock pursuant thereto, such offer shall be deemed, for purposes of this Section 3(a), never to have been made. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company (or, if requested, the Rights Agent) will send, by first-class, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Related Person thereof), at the address of such holder shown on the records of the Company, one or more certificates for Rights, in substantially the form attached hereto as Exhibit B (a “Right Certificate”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. As of, and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates. Receipt of a Right Certificate by any Person shall not preclude a later determination that such Rights are null and void pursuant to Section 11(a)(ii) hereof. To the extent applicable, the Company may implement such procedures as it deems appropriate, in its sole discretion, to minimize the possibility that Rights are received by Persons with respect to whom Rights would be null and void under Section 11(a)(ii) hereof.

(b) Summary of Rights. The Company shall make available (or cause the Rights Agent, at the expense of the Company, to make available) a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), to any holder of Rights (other than any Acquiring Person or any Related Person of an Acquiring Person) who may so request from time to time prior to the Expiration Date. With respect to certificates for Common Stock outstanding as of the Record Date, until the Distribution Date or the earlier surrender for transfer thereof or the Expiration Date, the Rights associated with the shares of Common Stock represented by such certificates shall be evidenced by such certificates for Common Stock together with a copy of the Summary of Rights, and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the transfer of any of the certificates for Common Stock outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

(c) New Certificates After Record Date. Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend in substantially the following form:

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE AMENDED AND RESTATED RIGHTS AGREEMENT BETWEEN THE PROVIDENCE SERVICE CORPORATIONAND COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT, DATED AS OF DECEMBER 9, 2011, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH (INCLUDING THE RESTRICTIONS ON THE TRANSFER OF SUCH RIGHTS) ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE PROVIDENCE SERVICE CORPORATION. THE RIGHTS ARE NOT EXERCISABLE PRIOR TO THE OCCURRENCE OF CERTAIN EVENTS SPECIFIED IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE REDEEMED, MAY BE EXCHANGED, MAY BE AMENDED, MAY EXPIRE, OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES OR BOOK-ENTRY FORM AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE PROVIDENCE SERVICE CORPORATION WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR.

UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR BENEFICIALLY HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY RELATED PERSON THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, SHALL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE. THE RIGHTS SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD, BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION TO THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE.

THE COMPANY WILL FURNISH TO ANY STOCKHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH AUTHORIZED CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, TO THE EXTENT THAT THE SAME HAVE BEEN FIXED, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE THE SAME WITH RESPECT TO OTHER SERIES. SUCH REQUEST MAY BE MADE TO THE COMPANY OR TO ITS TRANSFER AGENT AND REGISTRAR.

In the event that the Company purchases or otherwise acquires any Common Stock after the

Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock which are no longer outstanding.

Notwithstanding this Section 3(c), the omission of a legend shall not affect the enforceability of any part of this Rights Agreement or the rights of any holder of the Rights.

4. FORM OF RIGHT CERTIFICATES. The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) each shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Rights Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or automated quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Sections 11 and 22 hereof, the Right Certificates, whenever distributed, shall be dated as of the Record Date on their face and shall entitle the holders thereof to purchase such number of one one-hundredths of a share of Preferred Stock as shall be set forth therein at the Purchase Price (as determined pursuant to Section 7 hereof), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

5. COUNTERSIGNATURE AND REGISTRATION.

(a) Execution. The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, the President, an Executive Vice President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company (each, an “Authorized Officer”), either manually or by facsimile signature and shall have affixed thereto the Company’s seal or a facsimile thereof, if any, which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such Person was not such an officer.

(b) Books and Records. Following the Distribution Date, the Rights Agent will keep, or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

6. TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHT CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN RIGHT CERTIFICATES.

(a) Transfer, Split Up, Combination and Exchange of Right Certificates. Subject to the provisions of this Rights Agreement, at any time after the Close of Business on the Distribution Date, and prior to the Close of Business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a share of Preferred Stock (or, following such time, other securities, cash or assets as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form or assignment and certificate duly completed, the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Certificates until the registered holder thereof shall have (i) completed and signed the certificate contained in the form of assignment on the reverse side of each such Right Certificate or Certificates and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or any Related Person thereof as the Company shall reasonably request. Thereupon, the Rights Agent, subject to the provisions of this Rights Agreement, shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of such Right Certificates.

(b) Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of this Rights Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

7. EXERCISE OF RIGHTS, PURCHASE PRICE; EXPIRATION DATE OF RIGHTS.

(a) Exercise of Rights. Subject to Section 11(a)(ii) hereof and except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certification on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price for the total number of one one- hundredths of a share of Preferred Stock (or other securities, cash or assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the earlier of (i) the Close of Business on December 9, 2014, or such later date as may be established by the Board of Directors prior to the expiration of the Rights (such date, as it may be extended by the Board of Directors, the “Final Expiration Date”), (ii) the time at which the Rights are redeemed or exchanged as provided in Sections 23 and 24 hereof (the earlier of (i) and (ii) being herein referred to as the “Expiration Date”).

(b) Purchase Price. The purchase price (the “Purchase Price”) for each one one-hundredth of a share of Preferred Stock pursuant to the exercise of a Right initially shall be $20.00, shall be subject to adjustment from time to time as provided in Sections 11, 13 and 26 hereof and shall be payable in lawful money of the United States of America in accordance with Section 7(c) hereof.

(c) Payment Procedures. Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price for each one one-hundredth of a share of Preferred Stock to be purchased and an amount equal to the any applicable tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof, the Rights Agent shall, subject to Section 20(j) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock or make available, if the Rights Agent is the transfer agent for the Preferred Stock certificates for the number of shares of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests), or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depository agent, requisition from the depositary agent appointed by the Company depositary receipts representing interests in such number of one one-hundredths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such Preferred Stock certificates or depositary receipts, cause the same to be delivered to or, upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt thereof, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. The payment of the Purchase Price shall be made in cash or by certified bank check or bank draft or money order payable to the order of the Company. In the event that the Company issues other securities (including Common Stock) of the Company, pays cash and/or distributes other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

(d) Partial Exercise. In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

(e) Full Information Concerning Ownership. Notwithstanding anything in this Rights Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 hereof unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or any Related Person thereof as the Company shall reasonably request.

8. CANCELLATION AND DESTRUCTION OF RIGHT CERTIFICATES. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

9. AVAILABILITY OF SHARES OF PREFERRED STOCK.

(a) Reservation of Securities. The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following a Trigger Event, out of its authorized and unissued Common Stock and/or other securities or out its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following a Trigger Event, Common Stock and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.

(b) Listing of Securities. So long as the shares of Preferred Stock (and, following a Trigger Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange or quoted in the over-the-counter market, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange or quoted in the over-the-counter market upon official notice of issuance upon such exercise.

(c) Registration of Securities. From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of shares of Preferred Stock (and following a Trigger Event, shares of Common Stock and other securities) upon the exercise of Rights, to register and qualify such shares of Preferred Stock (and following the time that a Trigger Event, shares of Common Stock and other securities) under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Rights Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

(d) Authorization of Securities. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and, following a Trigger Event, shares of Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e) Payment of Taxes and Charges. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

10. PREFERRED STOCK RECORD DATE. Each Person in whose name any certificate for Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase

Price (and any applicable taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to such shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

11. ADJUSTMENT OF PURCHASE PRICE, NUMBER AND KIND OF SHARES OR NUMBER OF RIGHTS. The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) Post-Execution Events.

(i) Corporate Dividends, Reclassifications, Etc. In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive, upon payment of the Purchase Price then in effect, by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii) Acquiring Person Events; Triggering Events. Subject to Sections 23 and 24 of this Rights Agreement, and except as provided in this Section 11(a)(ii) and Section 11(a)(iii) hereof, in the event that a Trigger Event occurs, then, from and after the occurrence of such event, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Rights Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by (A) multiplying the then-current Purchase Price by the number of one one-hundredths of a share of Preferred Stock for which a Right is then exercisable and (B) dividing that product by 50% of the then-current per share market price of the Company’s Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of the Trigger Event (the “Adjustment Shares”); provided, however, that the Purchase Price and the number of Adjustment Shares shall thereafter be subject to further adjustment as appropriate in accordance with Section 11(f) hereof. Notwithstanding the foregoing, upon the occurrence of Trigger Event, any Rights that are or were acquired or beneficially owned by (x) any Acquiring Person (or any Related Person thereof), (y) a transferee of any Acquiring Person (or of any such Related Person thereof) who becomes a transferee after the Trigger Event or (z) a transferee of any Acquiring Person (or of any Related Person thereof) who becomes a transferee prior to or concurrently with the Trigger Event and receives such Rights pursuant to either (I) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (II) a transfer that the Board of Directors has determined is part of a plan, arrangement or understanding (whether or not in writing) which has as a primary purpose or effect of avoiding this Section 11(a)(ii), and subsequent transferees of such Persons, shall be null and void without any further action and any holder (whether or not such holder is an Acquiring Person or Related Person thereof) of such Rights shall thereafter have no right to exercise such Rights under any provision of this Rights Agreement. From and after the Trigger Event, no Right Certificate shall be issued pursuant to Sections 3 or 6 hereof that represents Rights that are or have become null and void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this paragraph shall be cancelled. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to any Acquiring Person or its Related Persons or transferees hereunder. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 hereof and not pursuant to this Section 11(a)(ii) .

(iii) Insufficient Shares. The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with Section 11(a)(ii) hereof such number or fractions of shares of Preferred Stock having an aggregate current market value equal to the current per share market price of a share of Common Stock. In the event that upon the occurrence of a Trigger Event there shall not be sufficient shares of Common Stock authorized but unissued, or held by the Company as treasury shares, to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) hereof, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exercise of the Rights, provided, however, that if the Company determines that it is unable to cause the authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights become exercisable, the Company, with respect to each Right and to the extent permitted by applicable law and any material agreements or instruments then in effect to which it is a party, shall (A) determine the excess of (x) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (y) the then-current Purchase Price multiplied by the number of one one-hundredths of shares of Preferred Stock for which a Right was exercisable immediately prior to the time that the Acquiring Person became such (such excess, the “Spread”), and (B) with respect to each Right (other than Rights which have become null and void pursuant to Section 11(a)(ii) hereof), make adequate provision to substitute for Adjustment Shares and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board of Directors to have substantially the same value as the shares of Common Stock (such shares of preferred stock and shares or fractions of shares of preferred stock, the “Common Stock Equivalents”), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected in good faith by the Board of Directors; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within 30 days following but not including the date of the Trigger Event, then the Company shall be obligated to deliver, to the extent necessary and permitted by applicable law and any material agreements or instruments then in effect to which it is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then the 30 day period set forth above may be extended and re-extended to the extent necessary, but not more than 90 days after but not including the date of the Trigger Event, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as may be extended, the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii), that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of a share of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i) hereof) on the date of the Trigger Event and the per share value of any Common Stock Equivalent shall be deemed to have the same value as the Common Stock on such date. The Board of Directors may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b) Dilutive Rights Offering. In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after such record date) Preferred Stock (or shares having similar rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or Equivalent Preferred Stock (or having a conversion or exercise price per share, if a security convertible into or exercisable for shares of Preferred Stock or Equivalent Preferred Stock) less than the then-current per share market price of the Preferred Stock (as determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Stock outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Stock which the aggregate offering price of the total number of such shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holder of the Rights. Shares of Preferred Stock and Equivalent Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock), or subscription rights, options or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then-current per share market price of the Preferred Stock (as determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board of Directors whose determination shall be described in a statement filed with the Rights Agent) of the portion of such assets or evidences of indebtedness so to be distributed or of such subscription rights, options or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price of the Preferred Stock (as determined pursuant to Section 11(d) hereof); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d) Current Per Share Market Value.

(i) General. Except as otherwise provided herein, for the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i) ) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to but not including such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of the 30 Trading Days after but not including the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by (w) the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, (x) if the Security is not listed or admitted to trading on the NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if (y) the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such system then in use, or, (z) if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Security is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board of Directors, which shall have the duty to make such determination in a reasonable and objective manner, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii) Preferred Shares. Notwithstanding Section 11(d)(i) hereof, for the purpose of any computation hereunder, the “current per share market price” of the Preferred Stock shall be determined in the same manner as set forth above in Section 11(d)(i) hereof (other than the last sentence thereof). If the current per share market price of the Preferred Stock cannot be determined in the manner described in Section 11(d)(i) hereof, the current per share market price of the Preferred Stock shall be conclusively deemed to be an amount equal to 100 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Rights Agreement) multiplied by the current per share market price per share of the Common Stock (as determined pursuant to Section 11(d)(i) hereof). If neither the Common Stock nor the Preferred Stock are so quoted and no such market maker is making a market in either the Common Stock or the Preferred Stock, the “current per share market price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors, of, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board of Directors, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e) Insignificant Changes. No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one thousandth of a share of Preferred Stock or the nearest one-hundredth of a share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) (3) three years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.

(f) Shares Other Than Preferred Shares. If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in this Section 11 and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) Rights Issued Prior to Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Effect of Adjustments. Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a share of Preferred Stock (calculated to the nearest one thousandth) obtained by (i) multiplying (A) the number of one one-hundredths of a share of Preferred Stock covered by a Right immediately prior to this adjustment by (B) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) Adjustment in Number of Rights. The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-hundredths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled after such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled as a result of such adjustment. Right Certificates so to be distributed shall be issued, executed and delivered by the Company, and countersigned and delivered by the Rights Agent in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j) Right Certificates Unchanged. Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-hundredth of a share and the number of one one-hundredths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.

(k) Par Value Limitations. Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-hundredths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of one one-hundredths of a share of Preferred Stock at such adjusted Purchase Price.

(l) Deferred Issuance. In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m) Reduction in Purchase Price. Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the current market price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (v) dividends on Preferred Stock payable in shares of Preferred Stock or (vi) issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n) Company Not to Diminish Benefit of Rights. The Company covenants and agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Sections 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

(o) Adjustment of Rights Associated with Common Stock. Notwithstanding anything in this Rights Agreement to the contrary, in the event that the Company shall, at any time after the date of this Rights Agreement and prior to the Distribution Date, (i) declare or pay any dividend on the outstanding shares of Common Stock payable in shares of Common Stock or (ii) effect a subdivision or consolidation of the Common Stock (by reclassification or otherwise than by the payment of a dividend payable in Common Stock), (iii) combine the outstanding shares of Common Stock into a lesser number of shares of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

12. CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES. Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment or describing such event, and a brief, reasonably detailed statement of the facts, computations and methodology accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock and the Preferred Stock a copy of such certificate and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

13. CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS OR EARNINGS POWER.

(a) Certain Transactions. In the event that, from and after the first occurrence of a Trigger Event, directly or indirectly, (1) the Company shall consolidate with or merge with and into any other Person (other than one or more of its wholly-owned Subsidiaries), (2) any Person (other than one or more of its wholly-owned Subsidiaries), shall consolidate with the Company, or any Person (other than one or more of its wholly-owned Subsidiaries), shall merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of the Company or any other Person or cash or any other property, or (3) the Company shall sell, exchange, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, exchange, mortgage or otherwise transfer), in one or more transactions, assets, cash flow or earning power aggregating to 50% or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly-owned Subsidiaries in one or more transactions each of which complies with Section 11 hereof), then, and in each such case, proper provision shall be made so that:

(i) each holder of a Right (other than Rights which have become null and void pursuant to Section 11(a)(ii) hereof) shall thereafter have the right to receive, upon the exercise thereof at a price per right equal to the then-current Purchase Price multiplied by the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (each as subsequently adjusted thereafter pursuant to Section 11 hereof in accordance with the terms of this Rights Agreement and in lieu of Preferred Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradable shares of Common Stock of the Principal Party (as defined below) not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (as subsequently adjusted thereafter pursuant Section 11 hereof) and (y) dividing that product by 50% of the then-current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11(d)(i) hereof) on the date of consummation of such consolidation, merger, sale or transfer; provided that the Purchase Price and the number of shares of Common Stock of such Principal Party issuable upon exercise of each Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11(f) hereof to reflect any events covered thereby occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer;

(ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Rights Agreement;

(iii) the term “Company” as used herein shall thereafter be deemed to refer to such Principal Party; and

(iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its shares of its Common Stock in accordance with Section 9 hereof) in connection with such consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

(b) Principal Party. “Principal Party” shall mean:

(i) in the case of any transaction described in clauses (1) or (2) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which the shares of Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of the shares of Common Stock of which have the greatest aggregate market value of shares outstanding, or (B) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the shares of Common Stock of which have the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation;

(ii) in the case of any transaction described in clause (3) of the first sentence in Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets, cash flow or earning power so transferred or if the Person receiving the greatest portion of the assets, cash flow or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding; and

(iii) in any such case described in Sections 13(b)(i) or (ii) hereof, if the Common Stock of such Person is not at such time or has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (A) if such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term “Principal Party” shall refer to such other Person, or (B) if such Person is a Subsidiary, directly or indirectly, of more than one Person, and the Common Stock of all of such persons have been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (C) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (A) or (B) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

(c) General Conditions on Consolidation, Merger, Sale or Transfer. The Company shall not consummate any consolidation, merger, sale or transfer referred to in Section 13(a) hereof unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Section 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Rights Agreement as the same shall have been assumed by the Principal Party pursuant to Section 13(a) and (b) hereof and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:

(i) prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;

(ii) take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including but not limited to the registration or qualification of such securities under all requisite securities laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate;

(iii) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

(iv) obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

(d) Restrictions on Transfer Due to Principal Party. In case the Principal Party has a provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock or Common Stock equivalents of such Principal Party at less than the then-current market price per share thereof (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock or Common Stock equivalents of such Principal Party at less than such then-current market price (other than to holders of Rights pursuant to this Section 13), or (ii) providing for any special payment, taxes or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

(e) No Diminution of Rights. The Company covenants and agrees that it shall not, at any time after a Trigger Event enter into any transaction of the type contemplated by Sections 13(a)(1)-(3) hereof if (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(b) hereof shall have received a distribution of Rights previously owned by such Person or any of its Related Persons or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights. The provisions of this Section 13 shall similarly apply to successive transactions of the type described in Sections 13(a)(1)-(3) hereof.

14. FRACTIONAL RIGHTS AND FRACTIONAL SHARES.

(a) Cash in Lieu of Fractional Shares. The Company shall not be required to issue fractions of Rights (except prior to the Distribution Date in accordance with Sections 11(i) or (o) hereof) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by (i) the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ, or (ii) if the Rights are not listed or admitted to trading on the NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or (iii) if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or (iv) if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors shall be used.

(b) Cash in Lieu of Fraction Preferred Shares. The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock). Interests in fractions of Preferred Stock in integral multiples of one one-hundredth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-hundredth of a share of Preferred Stock, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised for shares of Preferred Stock as herein provided an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock. For purposes of this Section 14(b), the current market value of a share of Preferred Stock shall be the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) Cash in Lieu of Fractional Common Stock. The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates at the time such Rights are exercised or exchanged for shares of Common Stock as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock (as determined in accordance with Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise or exchange.

(d) Waiver of Right to Receive Fractional Rights or Shares. The holder of a Right by the acceptance of the Right expressly waives the right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as permitted by this Section 14).

15. RIGHTS OF ACTION.

(a) Enforcement of Rights. All rights of action in respect of this Rights Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), on such holder’s own behalf and for such holder’s own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such Right Certificate and in this Rights Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Rights Agreement and shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Rights Agreement.

(b) Liability of the Company and Rights Agent. Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling issued by a court or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use all reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

16. AGREEMENT OF RIGHT HOLDERS. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;

(b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates of transfer; and

(c) subject to Sections 6(a) and 7(a) hereof, the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(a) hereof, shall be affected by any notice to the contrary.

17. RIGHT CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

18. CONCERNING THE RIGHTS AGENT.

(a) Compensation and Indemnification. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Rights Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the

Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration, of this Rights Agreement, including the costs and expenses of defending against any claim of liability arising therefrom.

(b) Limitation of Liability. The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Rights Agreement in reliance upon any Right Certificate or certificate for the Preferred Stock or Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

19. MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT.

(a) Merger or Consolidation. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Rights Agreement, any of the Right Certificates shall have been countersigned but not delivered, such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of such successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

(b) Name Change. In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

20. DUTIES OF RIGHTS AGENT. The Rights Agent undertakes to perform the duties and obligations imposed by this Rights Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) Legal Counsel. The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Certificates as to Facts or Matters. Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of an Acquiring Person and the determination of the current per share market price of any security) be proved or established by the Company prior to taking or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any Authorized Officer and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or omitted to be taken in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) Standard of Care. The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct. Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage.

(d) Reliance on Agreement and Right Certificates. The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Right Certificates or be required to verify the same (except its countersignature thereof), and all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) No Responsibility as to Certain Matters. The Rights Agent shall not be under any responsibility in respect of the validity of this Rights Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Rights Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11(a)(ii) hereof) or any adjustment required under the provisions of Sections 3, 11, 13, 23 or 24 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock, Preferred Stock or other securities to be issued pursuant to this Rights Agreement or any Right Certificate or as to whether any shares of Common Stock, Preferred Stock or other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) Further Performance by Company. The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Rights Agreement.

(g) Authorized Company Officers. The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be one of the Authorized Officers, and to apply to such Authorized Officers for advice or instructions in connection with its duties and it shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with instructions of any such Authorized Officer.

(h) Ability to Trade in Company Securities. The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Rights Agreement. Nothing herein shall preclude the Rights Agent or any such stockholder, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other Person.

(i) Reliance on Attorneys and Agents. The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

(j) Incomplete Certificate. If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or any Related Person thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(k) Liability. No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it reasonably believes that repayment of such funds or adequate indemnification against such risk or liability, to the extent provided herein, is not reasonably assured to it.

21. CHANGE OF RIGHTS AGENT. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon 30 days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Stock or the Preferred Stock by registered or certified mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to resign automatically on the effective date of such termination; and any required notice will be sent by the Company. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and the Preferred Stock by registered or certified mail, and, if such removal occurs after the Distribution Date, to the registered holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates or other documents or instruments of any kind then in its possession which were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder, in accordance with the Company’s instructions. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any State thereof, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

22. ISSUANCE OF NEW RIGHT CERTIFICATES. Notwithstanding any of the provisions of this Rights Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Rights Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

23. REDEMPTION.

(a) Right to Redeem. The Board of Directors may, at its option, at any time prior to the earlier of (i) the Close of Business on the 10th day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the 10th day following the Record Date) and (ii) the Final Expiration Date, redeem all but not less than all of the then-outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Notwithstanding anything contained in this Rights Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Trigger Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current per share market price of the Common Stock at the time of redemption as determined pursuant to Section 11(d)(i) hereof) or any other form of consideration deemed appropriate by the Board of Directors.

(b) Redemption Properties. Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 or the effectiveness of the redemption of the Rights provided pursuant to paragraph (c) of this Section 23 (or, if the resolution of the Board of Directors electing to redeem the Rights pursuant to paragraph (a) of this Section 23 states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), in either case, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price; provided, however, that such resolution of the Board of Directors of the Company electing to redeem the Rights pursuant to paragraph (a) of this Section 23 may be revoked, rescinded or otherwise modified at any time prior to the time and date of effectiveness set forth in such resolution, in which event the right to exercise will not terminate at the time and date originally set for such termination by the Board of Directors of the Company. The Company

shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Promptly after such action of the Board of Directors ordering the redemption of the Rights (or such later time as the Board of Directors may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then-outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

(c) Qualified Offers. If the Company receives a Qualified Offer and the Board of Directors of the Company has not redeemed the outstanding Rights or exempted such offer from the terms of this Rights Agreement or called a special meeting of stockholders for the purpose of voting on whether or not to exempt such Qualified Offer from the terms of this Rights Agreement, in each case by the end of the ninety (90) Business Days following the commencement of such Qualified Offer, and if the Company receives, not earlier than 90 Business Days nor later than 120 Business Days following the commencement of a Qualified Offer, which has not been terminated prior thereto and which continues to be a Qualified Offer, a written notice complying with the terms of this Section 23(c) (the “Special Meeting Notice”) that is properly executed by the holders of record (or their duly authorized proxy) of at least 10% of the shares of Common Stock then outstanding (excluding shares of Common Stock beneficially owned by the Person making the Qualified Offer and such Person’s Related Persons), directing the Board of Directors of the Company to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution authorizing the redemption of all but not less than all of the then outstanding Rights at the Redemption Price (the “Redemption Resolution”), then the Board of Directors of the Company shall take such actions as are necessary or desirable to cause the Redemption Resolution to be submitted to a vote of the stockholders of the Company within 90 Business Days following receipt by the Company of the Special Meeting Notice (the “Special Meeting Period”), by including a proposal relating to adoption of the Redemption Resolution in the proxy materials of the Company for the Special Meeting; provided, however, that if the Company, at any time during the Special Meeting Period and prior to a vote on the Redemption Resolution, enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended (and any Special Meeting called in connection therewith may be cancelled) if the Redemption Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement. For purposes of a Special Meeting Notice, the record date for determining eligible holders of record shall be the 90th Business Day following the commencement of a Qualified Offer. Any Special Meeting Notice must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record executing the request (i) the name and address of such stockholders, as they appear on the Company’s books and records, (ii) the class and number of shares of Common Stock which are owned of record by each of such stockholders and (iii) in the case of Common Stock that is owned beneficially by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Notice only after obtaining instructions to do so from such beneficial owner. Subject to the requirements of applicable law, the Board of Directors of the Company may take a position in favor of or opposed to the adoption of the Redemption Resolution, or no position with respect to the Redemption Resolution, as it determines to be appropriate in the exercise of its duties. In the event that no Person has become an Acquiring Person prior to the redemption date referred to in this Section 23(c), and the Qualified Offer continues to be a Qualified Offer prior to the last day of the Special Meeting Period (the “Outside Meeting Date”) and either (i) the Special Meeting is not held on or prior to the Outside Meeting Date, or (ii) at the Special Meeting, the holders of a majority of the shares of Common Stock outstanding as of the record date for the Special Meeting (excluding shares of Common Stock beneficially owned by the Person making the Qualified Offer and such Person’s Related Persons) shall vote in favor of the Redemption Resolution, then all of the Rights shall be deemed redeemed by such failure to hold the Special Meeting by the Outside Meeting Date or as a result of such stockholder action, as the case may be, at the Redemption Price, and the Board of Directors of the Company shall take such other action as would prevent the existence of the Rights from interfering with the consummation of the Qualified Offer, effective either (i) as of the Close of Business on the Outside Meeting Date if a Special Meeting is not held on or prior to such date or (ii) as of the date on which the results of the vote on the Redemption Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be. Without limiting the foregoing, nothing contained in this Agreement shall be construed to suggest or imply that the Board of Directors shall not be entitled to reject any Qualified Offer or any other tender offer or exchange offer or other acquisition proposal, or to recommend that holders of Common Stock reject any Qualified Offer or any other tender offer or exchange offer or other acquisition proposal, or to take any other action (including, without limitation, the commencement, prosecution, defense or settlement of any litigation and the submission of additional or alternative offers or other proposals) with respect to any Qualified Offer or any other tender offer or exchange offer or other acquisition proposal that the Board of Directors believes is necessary or appropriate in the exercise of its fiduciary duties.

(d) Restrictions on Redemption. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 and other than in connection with the purchase or repurchase by any of them of Common Stock prior to the Distribution Date.

24. EXCHANGE.

(a) Exchange of Common Stock for Rights. The Board of Directors may, at its option, at any time after a Trigger Event, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have not become effective or that have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock (or one-hundredth of a share of Preferred Stock) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right, the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effectuate such exchange at any time after an Acquiring Person becomes the Beneficial Owner of shares of Common Stock aggregating 50% or more of the shares of Common Stock then outstanding. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 hereof and may not be exchanged pursuant to this Section 24(a). The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Before effecting an exchange pursuant to this Section 24, the Board of Directors may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all or a portion (as designated by the Board of Directors) of the shares of Common Stock (or other securities) issuable pursuant to the exchange, and all holders of Rights entitled to receive such shares or securities pursuant to the exchange shall be entitled to receive such shares or securities (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and registering shares of Common Stock (or other such securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Related Persons (or former Beneficial Owners thereof and their Related Persons) as the Company shall reasonably request in order to determine if such Rights are null and void. If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 11(a)(ii) hereof and not transferable or exercisable or exchangeable in connection herewith. Any shares of Common Stock or other securities issued at the direction of the Board of Directors in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock or of such other securities (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

(b) Exchange Procedures. Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company promptly shall give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c) Substitution. In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or Equivalent Preferred Stock) or Common Stock exchangeable for Rights, at the initial rate of one one-hundredth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect stock splits, stock dividends and other similar transactions after the date hereof.

(d) Insufficient Shares. In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Stock as such term is defined in Section 11(b) hereof) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Preferred Stock (or equivalent preferred share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d)(i) hereof) as of the date of such exchange.

25. NOTICE OF CERTAIN EVENTS.

(a) Notice of Events Affecting Rights. In case the Company shall propose at any time after the earlier of the Distribution Date or the Stock Acquisition Date (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock, (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, (v) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than pursuant to a merger or other acquisition agreement of the type described in Section 1(d)(2)(A)(z) hereof) or (vi) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock, then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution or offering of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clauses (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Stock, whichever shall be the earlier.

(b) Notice of Acquiring Person Events. In case any event set forth in Sections 11(a)(ii) or 13 hereof shall occur then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Sections 11(a)(ii) and 13 hereof, and (ii) all references in this Section 25 to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

26. NOTICES.

Notices or demands authorized by this Rights Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Rights Agent) as follows:

The Providence Service Corporation

64 East Broadway Blvd.

Tucson, AZ 85711

Attention: General Counsel

with copies to (which copies shall not constitute notice):

Robert J. Mittman, Esq.

Blank Rome LLP

The Chrysler Building

1905 Lexington Avenue

New York, NY 10174-0208

and

Keith E. Gottfried, Esq.

Blank Rome LLP

Watergate 600 New Hampshire Avenue

Washington, DC 20037

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Rights Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

Computershare Trust Company, N.A.

350 Indiana Street, Suite 800

Golden, CO 80401

Attention: Client Services

Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

27. SUPPLEMENTS AND AMENDMENTS. Prior to the Distribution Date, and except as otherwise provided in this Section 27, the Company, by action of the Board, may from time to time, in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Rights Agreement in any respect (including, without limitation, any extension of the period in which the Rights may be redeemed, any increase in the Purchase Price and any extension of the Final Expiration Date) without the approval of any holders of certificates representing shares of Common Stock; provided, however, that the adoption by the Board of any amendment to this Agreement that extends the Final Expiration Date shall be submitted for ratification by the Company’s stockholders within one year of the date of the adoption of such an amendment. From and after the Distribution Date, and except as otherwise provided in this Section 27, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Rights Agreement without the approval of any holders of Rights in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or any Related Person thereof), and no such amendment may cause the Rights again to become redeemable or cause this Rights Agreement again to become amendable as to an Acquiring Person or any Related Person thereof other than in accordance with this sentence. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Rights Agreement to the contrary, (a) no supplement or amendment shall be made which decreases the Redemption Price and (b) the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement.

28. SUCCESSORS. All the covenants and provisions of this Rights Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

29. BENEFITS OF THIS RIGHTS AGREEMENT. Nothing in this Rights Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Rights Agreement; but this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

30. DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS. For all purposes of this Rights Agreement, any calculation of the number of shares of Common Stock or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors shall have the exclusive power and authority to administer this Rights Agreement and to exercise the rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Rights Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Rights Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Rights Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend this Rights Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (B) below, all omissions with respect to the foregoing) that are done or made by the Board of Directors in good faith, shall (A) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties, and (B) not subject the Board of Directors, or any of the directors on the Board of Directors, to any liability to the holders of the Rights.

31. SEVERABILITY. If any term, provision, covenant or restriction of this Rights Agreement or applicable to this Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, null and void or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the 10TH Business Day following the date of such determination by the Board of Directors. Without limiting the foregoing, if any provision requiring a specific group of Directors of the Company to act is held to by any court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, such determination shall then be made by the Board of Directors in accordance with applicable law and the Company’s Restated Certificate of Incorporation and Bylaws, each as amended or restated.

32. GOVERNING LAW. This Rights Agreement, each Right and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

33. COUNTERPARTS. This Rights Agreement may be executed in any number of counterparts (including by facsimile and .pdf) and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

34. DESCRIPTIVE HEADINGS. Descriptive headings of the several sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

35. FORCE MAJEURE. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, breakdowns or malfunctions, interruptions or malfunctions of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

36. BOOK-ENTRY. Reference in this Agreement to certificates for Common Stock includes, in the case of uncertificated Common Stock, the balances indicated in the book-entry account system of the transfer agent for the Common Stock, and prior to the Distribution Date, any uncertificated Common Stock shall also evidence the associated Rights. Any legend required to be placed on any certificate for Common Stock may instead be included on any book-entry confirmation or notification to the registered holder of such Common Stock.

[SIGNATURES ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed, all as of the day and year first above written.

THE PROVIDENCE SERVICE CORPORATION

By:	/s/ Fletcher Jay McCusker
Name: Fletcher Jay McCusker
Title: Chairman & CEO

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

By:	/s/ Rose Stroud
Name: Rose Stroud
Title: Trust Officer

SIGNATURE PAGE TO RIGHTS AGREEMENT

Exhibit A

AMENDED CERTIFICATE OF DESIGNATION

OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

THE PROVIDENCE SERVICE CORPORATION

(Pursuant to Section 151 of the Delaware General Corporation Law)

The Providence Service Corporation(the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (“General Corporation Law”) hereby certifies that, pursuant to authority granted by Article Fourth of the Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), and in accordance with Section 151 of the General Corporation Law, the Board of Directors of the Corporation (hereinafter being referred to as the “Board of Directors” or the “Board”), at a meeting duly called and held on December 8, 2011, has adopted the following resolution, no shares of the Series A Preferred Stock having been issued, amending and restating the provisions of the Series A Preferred Stock:

RESOLVED, that, pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Certificate of Incorporation, the designations, number of shares, preferences, voting powers and other rights and the restrictions and limitations thereof, of the Series A Junior Participating Stock are amended and restated as follows:

1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be 400,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of the Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into the Series A Preferred Stock; provided, further, that if more than a total of 400,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Stockholder Rights Agreement, dated as of December 9, 2008 and amended and restated as of December 9, 2011 (the “Rights Agreement”), the Board of Directors of the Corporation, pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, shall direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Section 103 thereof, providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Certificate of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

2. Dividends and Distributions.

(a) Subject to the rights of the holders of any shares of any series of Preferred Stock of the Corporation (the “Preferred Stock”) (or any similar stock) ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of the Series A Preferred Stock, in preference to the holders of common stock, par value $0.001 per share, of the Corporation (the “Common Stock”) and of any other stock of the Corporation ranking junior to the Series A Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of each fiscal quarter in each year, or such other dates as the Board of Directors shall approve (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of the Series A Preferred Stock (the “Issue Date”), in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of the Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after the Issue Date (A) declare and pay any dividend on the Common Stock payable in shares of Common Stock, or (B) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (a) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable, when, as and if declared, on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative, whether or not declared, on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth and except as otherwise provided in the Certificate of Incorporation or required by law, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters upon which the holders of the Common Stock of the Corporation are entitled to vote. In the event the Corporation shall at any time after the Issue Date (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein, in the Certificate of Incorporation or in any other certificate of designations creating a series of Preferred Stock or any similar stock, and except as otherwise required by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4. Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding up) to the Series A Preferred Stock or rights, warrants or options to acquire such junior stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective Series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series of Preferred Stock by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

6. Liquidation, Dissolution or Winding Up. (a) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of the Common Stock or of shares of any other stock of the Corporation ranking junior, upon liquidation, dissolution or winding up, to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (ii) to the holders of shares of stock ranking on a parity upon liquidation, dissolution or winding up with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Preferred Stock liquidation preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity shares in the proportion to their respective liquidation preferences. In the event the Corporation shall at any time after the Issue Date (A) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (B) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of this Section 6(a) shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation (nor the sale of all or substantially all of the assets of the Corporation) shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are converted into, exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly converted into, exchanged for or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted or exchanged. In the event the Corporation shall at any time after the Issue Date (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the conversion, exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable from any holder.

9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, senior to the Common Stock.

10. Amendment. If any proposed amendment to the Certificate of Incorporation (including this Certificate of Designation) would materially alter, change or repeal any of the preferences, powers or special rights given to the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely, then the holders of the Series A Preferred Stock shall be entitled to vote separately as a class upon such amendment, and the affirmative vote of a majority of the outstanding shares of the Series A Preferred Stock, voting separately as a class, shall be necessary for the adoption thereof, in addition to such other vote as may be required by the General Corporation Law.

11. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

IN WITNESS WHEREOF, the undersigned have signed and attested this Certificate of Designations on the 9th day of December, 2011.

Attest:	THE PROVIDENCE SERVICE CORPORATION

By:
, Secretary		Name:
Title:

Exhibit B

FORM OF RIGHT CERTIFICATE

Certificate No. R-	Rights

NOT EXERCISABLE AFTER DECEMBER 9, 2014, OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

Right Certificate

THE PROVIDENCE SERVICE CORPORATION

This certifies that              or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of December 9, 2011 as the same may be amended from time to time (the “Rights Agreement”), between The Providence Service Corporation, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a limited purpose national trust bank (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York time, on December 9, 2014 at the office of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-hundredth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company, at a purchase price of $20.00 per one one-hundredth of a share of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of December 9, 2011, based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one one-hundredths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company. The Company will send to the holder of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares, among other things, of Preferred Stock or shares of the Company’s Common Stock.

The Company is not required to issue fractional shares of Preferred Stock or Common Stock upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-hundredth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts). At the Company’s election, in lieu of such fractional shares, a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal, if any.

Dated as of             ,         .

ATTEST:	THE PROVIDENCE SERVICE CORPORATION

By:	By:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

By:
Authorized Signatory

FORM OF REVERSE SIDE OF RIGHT CERTIFICATE

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Right Certificate)

FOR VALUE RECEIVED                      hereby sells, assigns and transfer unto

(Please print name and address of transferee)

Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint              Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Dated:                 ,

Signature Guaranteed

Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or any Related Person thereof (as defined in the Rights Agreement).

Signature

Form of Reverse Side of Right Certificate — continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise

Rights represented by the Right Certificate)

To the Rights Agent:

The undersigned hereby irrevocably elects to exercise                      Rights represented by this Right Certificate to purchase the shares of Series A Junior Participating Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Series A Junior Participating Preferred Stock (or such other securities) be issued in the name of:

(Please print name and address of transferee)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number:

(Please print name and address of transferee)

Dated: ,
Signature

(Signature must conform to holder
specified on Right Certificate)

Signature Guaranteed:

Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or any Related Person thereof (as defined in the Rights Agreement).

Signature

Form of Reverse Side of Right Certificate — continued

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored and the Company may deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or any Related Person thereof.

Exhibit C

As described in the Amended Rights Agreement, Rights which are held by or have been held by an Acquiring Person or Associates or Affiliates thereof (as defined in the Amended Rights Agreement) and certain transferees thereof shall become null and void and will no longer be transferable.

AMENDED SUMMARY OF RIGHTS TO PURCHASE

SHARES OF SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

On December 9, 2008, the Board of Directors (the “Board”) of The Providence Service Corporation (the “Company”) declared a dividend, payable to stockholders of record on December 22, 2008 (the “Record Date”), of one preferred stock purchase right (a “Right”) per each share of the Company’s outstanding common stock, par value $0.001 per share (the “Common Stock”). Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”), at a specified purchase price per one one-hundredth of a Preferred Share, subject to adjustment from time to time (the “Purchase Price”). On December 9, 2008, the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), entered into a Rights Agreement which was subsequently amended on October 9, 2009 (the “Initial Rights Agreement”).

On December 8, 2011, the Board approved an amendment and restatement of the Initial Rights Agreement and, accordingly, on December 9, 2011, the Company and Computershare Trust Company, N.A., as Rights Agent, executed an Amended and Restated Rights Agreement (the “Amended Rights Agreement”) to, among other things, increase the Purchase Price per one one-hundredth of a Preferred Share from $15.00 to $20.00, extend the Expiration Date (as such term is defined in the Amended Rights Agreement) for an additional three-year period so that the Rights expire upon the close of business on December 9, 2014, expand the definition of Acquiring Person (as defined in the Amended Rights Agreement) to include persons acting in concert with the person acquiring the Common Stock, expand the definition of Beneficial Ownership (as defined in the Amended Rights Agreement) to include certain derivative securities relating to the Common Stock and change certain other provisions in order to address various current practices in connection with stockholder rights agreements. In connection with the adoption of the Amended Rights Agreement, on December 9, 2011, the Company filed an Amended Certificate of Designation of Series A Junior Participating Preferred Stock (the “Amended Certificate of Designation”) with the Secretary of State of the State of Delaware. The most significant change reflected in the Amended Certificate of Designation is to increase the number of shares of preferred stock designated as Series A Junior Participating Preferred Stock to 400,000 shares.

The Rights are designed to assure that all of the Company’s stockholders receive fair and equal treatment in the event of any proposed takeover of the Company and to guard against partial tender offers, open market accumulations and other abusive or coercive tactics without paying stockholders a control premium. The Rights will cause substantial dilution to a person or group (together with all affiliates and associates of such person or group and any person or group of persons acting in concert therewith (collectively, “Related Persons”)), other than specified exempt persons, that acquires beneficial ownership of 20% or more of the Company’s Common Stock (which includes for this purpose stock referenced in derivative transactions and securities) on terms not approved by the Board. The Rights are not intended to prevent a takeover of the Company and will not interfere with any merger or other business combination approved by the Board at any time prior to the first date that a person or group (together with all Related Persons) has become an Acquiring Person (as described below).

Following is a summary of the terms of the Amended Rights Agreement and the terms of the Preferred Stock, which is qualified in its entirety by the full text of the Amended Rights Agreement (including the Amended Form of Certificate of Designations and the other exhibits attached thereto) which has been filed with the Securities and Exchange Commission as an Exhibit to an Amended Registration Statement on Form 8-A. A copy of the Amended Rights Agreement is also available free of charge from the Company.

The Rights. Until the Rights become exercisable (or earlier redemption, expiration or termination of the Rights), the Rights will be evidenced by shares of Common Stock represented by the Common Stock certificates and no separate Right certificates will be issued. Specifically, (i) the Rights will be transferred with and only with the shares of Common Stock, (ii) new Common Stock certificates issued after the Record Date upon transfer or new issuance of shares of Common Stock will contain a notation incorporating the Amended Rights Agreement by reference and (iii) the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. In addition, until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Exercisability. The Rights will separate from the Common Stock and become exercisable on the earlier of:

•

the close of business on the 10th business day (or such later date as may be determined from time to time by action of the Board prior to the Distribution Date) following the first date of a public announcement by the Company that a person or group (together with all Related Persons), other than specified “Exempt Persons” (as defined in the Amended Rights Agreement), has acquired beneficial ownership of 20% or more of the shares of Common Stock (which includes for this purpose stock referenced in derivative transactions and securities) then outstanding (an “Acquiring Person”), or that discloses information which reveals the existence of, or a majority of the Board has become aware of the existence of, an Acquiring Person; and

•

the close of business on the 10th business day (or such later date as may be determined from time to time by action of the Board prior to the Distribution Date) following the date that any person or group (together with all Related Persons) commences (or first publicly announces) a tender or exchange offer (other than a Qualified Offer) that, if consummated, would result in that person or group (together with all Related Persons) becoming an Acquiring Person.

The date when the Rights become exercisable is referred to as the “Distribution Date.” As soon as practicable after the Distribution Date, the Rights Agent will mail to each record holder of Common Stock (except the Acquiring Person, its Related Persons and certain transferees thereof) as of the close of business on the Distribution Date one or more certificates for Rights (each, a “Right Certificate”).

Exempt Persons. The Amended Rights Agreement provides that an Acquiring Person does not include the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, or any entity organized to hold Common Shares pursuant to any employee benefit plan of the Company or for the purpose of funding any such plan. In addition, certain inadvertent acquisitions will not trigger the occurrence of the Distribution Date. The Amended Rights Agreement also provides that any person that would otherwise be deemed an Acquiring Person as of the adoption of the Amended Rights Agreement shall be exempted but only for so long as neither it nor any of its Related Persons acquire, without the prior approval of the Board, beneficial ownership of any additional Common Shares after the adoption of the Amended Rights Agreement.

Term. The Rights will expire on December 9, 2014 or such later date as may be established by the Board prior to the expiration of the Rights, unless earlier redeemed or exchanged by the Company as provided below (the “Expiration Date”).

Qualified Offer. In order to ensure that the Amended Rights Agreement does not discourage prospective acquirors from making offers to acquire the Company that may be in the best interests of stockholders, the Amended Rights Agreement contains a provision to address the possible receipt of an offer that may be deemed to be a Qualified Offer (as hereinafter defined). A Qualified Offer, in summary terms, is an offer determined by a majority of the independent members of the Company’s Board to have the following characteristics, among others, which are generally intended to preclude offers that are coercive, abusive or highly contingent:

•

is a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, for any and all of the outstanding shares of Common Stock (whether such shares are outstanding at the commencement of the offer or become outstanding thereafter upon the exercise or conversion of options or other securities that are outstanding at the commencement of the offer);

•

is an offer that has been commenced and is made by an offeror (including Related Persons thereof) that beneficially owns no more than 10% of the outstanding shares of Common Stock as of the date of such commencement;

•	is an offer whose per share offer price is greater than the higher of (a) the highest reported per share market price for shares of the Common Stock during the 24 months immediately preceding the commencement of the offer, (b) the highest price per share of the Common Stock paid by the Person making the offer (or any Related Persons thereof) during the 24 months immediately preceding the commencement of the offer, (c) an amount that is 25% higher than the average of the daily per share closing prices for the Common Stock during the immediately preceding 12 months (determined as of the trading day immediately preceding the commencement of such offer), (d) an amount that is 25% higher than the closing price per share of the Common Stock (determined as of the trading day immediately preceding the commencement of such offer); and (e) if, at the time any offer is commenced, any other offer that is a Qualified Offer has been commenced and remains open, the per share price with respect to such earlier Qualified Offer;

•

is an offer that, within 20 business days after the commencement date of the offer (or within 10 business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the holders of the Common Stock is either inadequate or unfair;

•

is an offer that is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any financing, funding or similar condition or any requirements with respect to the offeror or its agents or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of the Company;

•

is an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least 120 business days and, if a special meeting is duly requested by stockholders in accordance with the terms of the Amended Rights Agreement, for at least 10 business days after the date of the special meeting or, if no special meeting is held within 90 business days following receipt of the special meeting notice in accordance with the Amended Rights Agreement, for at least 10 business days following such 90 business day period;

•

an offer that is conditioned on a minimum of at least two-thirds of the outstanding shares of Common Stock not held by the Person making such offer (and such Person’s Related Persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

•

an offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second-step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to statutory appraisal rights, if any;

•

a offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof); and

•	an offer that is otherwise in the best interests of the Company and its stockholders.

As discussed in the Amended Rights Agreement, additional requirements apply to offers not consisting solely of cash consideration. Notwithstanding the inclusion of a Qualified Offer provision in the Amended Rights Agreement, the Board reserves the right to reject any Qualified Offer or any other tender or exchange offer or other acquisition proposal, or take any other action with respect to any Qualified Offer or any tender or exchange offer or other acquisition proposal that the Board believes is necessary or appropriate in the exercise of its fiduciary duties.

Consequences of Becoming an Acquiring Person.

Flip-in Feature. If a person or group (together with all Related Persons), other than specified exempt persons, becomes an Acquiring Person at any time after the date of the Amended Rights Agreement (with certain limited exceptions), each holder of a Right will thereafter have the right to receive, upon exercise, shares of Common Stock (or, in certain circumstances, shares of Preferred Stock or other similar securities of the Company) having a market value equal to two times the Purchase Price for an amount of cash equal to the Purchase Price.

Flip-over Feature. In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets, cash flows or earning power are sold after a person or group (together with all Related Persons) has become an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon the exercise, that number of shares of common stock (or, in certain circumstances, shares of Preferred Stock or other similar securities) of the acquiring company, which at the time of such transaction will have a market value equal to two times the Purchase Price for an amount of cash equal to the Purchase Price.

Certain Rights Are Void. Notwithstanding any of the foregoing, following the existence of an Acquiring Person, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person, its Related Persons and certain transferees thereof will be null and void.

Preferred Stock Terms. Each one one-hundredth of a share of Preferred Stock, if issued:

•	will not be redeemable;

•	has specified anti-dilution protections;

•	will entitle holders to certain dividend and liquidation payments;

•	will generally have the same voting power as one share of Common Stock; and

•	if shares of Common Stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of Common Stock.

Because of the nature of the dividend, liquidation and voting rights of the Preferred Stock, the value of the one one-hundredth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1.00 per share and (b) an amount equal to 100 times the dividend declared per share of Common Stock since the last dividend payment date. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to (x) a minimum preferential liquidation payment of $100 per share (plus any accrued but unpaid dividends), provided holders will be entitled to receive an aggregate payment equal to 100 times the payment to be distributed per share of Common Stock or (y) an aggregate payment equal to the distribution made to shares of stock ranking on a parity basis with the Preferred Stock. Each share of Preferred Stock will entitle the holder to 100 votes, voting together with the Common Stock on all matters the Common Stock is entitled to vote. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 100 times the amount received per share of Common Stock.

Exchange. At any time after any person or group (together with all Related Persons) becomes an Acquiring Person and prior to the acquisition by such person or group (together with all Related Persons) of 50% or more of the outstanding shares of Common Stock, the Board may exchange the Rights (other than Rights owned by such person or group (together with all Related Persons) which will have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-hundredth of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Redemption. At any time until 10 days following the Stock Acquisition Date, the Board may redeem the Rights, in whole but not in part, at a price of $0.001 per Right (as adjusted, the “Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other consideration as the Board of Directors may determine. The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board, in its sole discretion, may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price. In addition, not earlier than 90 business days nor later than 120 business days after the Company receives a Qualified Offer, the holders of record of 10% of the shares of Common Stock (excluding shares of Common Stock beneficially owned by the Person making the Qualified Offer and such Person’s Related Persons) shall be entitled to deliver a written notice to the Company requesting a special meeting of the shareholders of the Company to vote upon a resolution authorizing the redemption of all but not less than all of the then outstanding

Rights at the Redemption Price. If either (i) the special meeting is not held on or prior to the 90th business day following receipt of the notice, or (ii) at the special meeting, the holders of a majority of the shares of Common Stock outstanding as of the record date for the special meeting (excluding shares of Common Stock beneficially owned by the Person making the Qualified Offer and such Person’s Related Persons) shall vote in favor of the redemption resolution, then all of the Rights shall be deemed redeemed at the Redemption Price. Immediately upon the effectiveness of the action of the Board of Directors ordering redemption of the Rights or the effectiveness of the redemption of the Rights pursuant to the Qualified Offer redemption provisions, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Anti-Dilution Provisions. The Board shall have the right to adjust, among other things, the Purchase Price, the number of outstanding Rights, and the number of shares of Preferred Stock (or other securities) issuable, to prevent dilution that may occur from a stock dividend, a stock split, a reclassification or other dilutive events with respect to the Preferred Stock or the Common Stock.

Amendments. Prior to the Distribution Date, the Amended Rights Agreement can be amended or supplemented in any respect (other than to decrease the Redemption Price) by the Board at any time without the approval of the holders of any Rights; provided, however, that any amendment which extends the Expiration Date of the Rights must be submitted for stockholder ratification within one year of the adoption of the Amended Rights Agreement. Thereafter, the Amended Rights Agreement may be amended only in a manner that does not decrease the Redemption Price or adversely affect the holders of the Rights (excluding any Acquiring Person or its Related Persons). Business combinations approved by the Board generally involve the redemption of the Rights or an amendment of the Amended Rights Agreement to make them inapplicable to the particular acquisition.

Authority of the Board. When evaluating decisions surrounding the redemption of the Rights or any amendment to the Amended Rights Agreement to delay or prevent the Rights from detaching and becoming exercisable as a result of a particular transaction, pursuant to the Amended Rights Agreement, the Board, or any future Board, would not be subject to restrictions such as those commonly known as “dead-hand,” “slow-hand,” “no-hand,” or similar provisions.

Certain Anti-Takeover Effects. The Rights are not intended to prevent a takeover of the Company and will not interfere with any merger or other business combination approved by the Board. However, the Rights may cause substantial dilution to a person or group that acquires beneficial ownership of 20% or more of the outstanding shares of Common Stock (which includes for this purpose stock referenced in derivative transactions and securities).

Stockholder Ratification. While the Amended Rights Agreement is effective as of the close of business on December 9, 2011, the Company intends to seek ratification of the Rights Agreement from its stockholders within the next twelve months.

THIS SUMMARY DESCRIPTION OF THE RIGHTS DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE AMENDED RIGHTS AGREEMENT, WHICH IS INCORPORATED HEREIN BY REFERENCE.

Appendix B

AMENDED CERTIFICATE OF DESIGNATION

OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

THE PROVIDENCE SERVICE CORPORATION

(Pursuant to Section 151 of the Delaware General Corporation Law)

The Providence Service Corporation(the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (“General Corporation Law”) hereby certifies that, pursuant to authority granted by Article Fourth of the Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), and in accordance with Section 151 of the General Corporation Law, the Board of Directors of the Corporation (hereinafter being referred to as the “Board of Directors” or the “Board”), at a meeting duly called and held on December 8, 2011, has adopted the following resolution, no shares of the Series A Preferred Stock having been issued, amending and restating the provisions of the Series A Preferred Stock:

RESOLVED, that, pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Certificate of Incorporation, the designations, number of shares, preferences, voting powers and other rights and the restrictions and limitations thereof, of the Series A Junior Participating Stock are amended and restated as follows:

1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be 400,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of the Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into the Series A Preferred Stock; provided, further, that if more than a total of 400,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Stockholder Rights Agreement, dated as of December 9, 2008 and amended and restated as of December 9, 2011 (the “Rights Agreement”), the Board of Directors of the Corporation, pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, shall direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Section 103 thereof, providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Certificate of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

2. Dividends and Distributions.

(a) Subject to the rights of the holders of any shares of any series of Preferred Stock of the Corporation (the “Preferred Stock”) (or any similar stock) ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of the Series A Preferred Stock, in preference to the holders of common stock, par value $0.001 per share, of the Corporation (the “Common Stock”) and of any other stock of the Corporation ranking junior to the Series A Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of each fiscal quarter in each year, or such other dates as the Board of Directors shall approve (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of the Series A Preferred Stock (the “Issue Date”), in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of the Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after the Issue Date (A) declare and pay any dividend on the Common Stock payable in shares of Common Stock, or (B) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (a) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable, when, as and if declared, on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative, whether or not declared, on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date.

Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth and except as otherwise provided in the Certificate of Incorporation or required by law, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters upon which the holders of the Common Stock of the Corporation are entitled to vote. In the event the Corporation shall at any time after the Issue Date (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein, in the Certificate of Incorporation or in any other certificate of designations creating a series of Preferred Stock or any similar stock, and except as otherwise required by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4. Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding up) to the Series A Preferred Stock or rights, warrants or options to acquire such junior stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective Series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series of Preferred Stock by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

6. Liquidation, Dissolution or Winding Up. (a) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of the Common Stock or of shares of any other stock of the Corporation ranking junior, upon liquidation, dissolution or winding up, to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (ii) to the holders of shares of stock ranking on a parity upon liquidation, dissolution or winding up with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Preferred Stock liquidation preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity shares in the proportion to their respective liquidation preferences. In the event the Corporation shall at any time after the Issue Date (A) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (B) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of this Section 6(a) shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation (nor the sale of all or substantially all of the assets of the Corporation) shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are converted into, exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly converted into, exchanged for or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted or exchanged. In the event the Corporation shall at any time after the Issue Date (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the conversion, exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable from any holder.

9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, senior to the Common Stock.

10. Amendment. If any proposed amendment to the Certificate of Incorporation (including this Certificate of Designation) would materially alter, change or repeal any of the preferences, powers or special rights given to the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely, then the holders of the Series A Preferred Stock shall be entitled to vote separately as a class upon such amendment, and the affirmative vote of a majority of the outstanding shares of the Series A Preferred Stock, voting separately as a class, shall be necessary for the adoption thereof, in addition to such other vote as may be required by the General Corporation Law.

11. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

IN WITNESS WHEREOF, the undersigned have signed and attested this Certificate of Designations on the 9th day of December 2011.

Attest:	THE PROVIDENCE SERVICE CORPORATION

/s/ Fred D. Furman , EVP & General	By:	/s/ Fletcher Jay McCusker
Counsel		Name: Fletcher Jay McCusker
Title: Chairman & CEO

Appendix C

THE PROVIDENCE SERVICE CORPORATION

2006 LONG-TERM INCENTIVE PLAN

1. DEFINED TERMS

Exhibit A, which is incorporated by reference, defines the terms used in the 2006 Plan and sets forth certain operational rules related to those terms.

2. PURPOSE

The 2006 Plan has been established to advance the interests of the Company and its stockholders by providing for the grant to Participants of Stock-based and other incentive Awards to (i) enhance the Company’s ability to attract and retain Employees, directors, consultants, advisors and others who are in a position to make contributions to the success of the Company and its Affiliates and (ii) encourage Participants to take into account the long-term interests of the Company and its stockholders through ownership of shares of Stock.

3. ADMINISTRATION

The Administrator has discretionary authority, subject only to the express provisions of the 2006 Plan, to interpret the 2006 Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures; and otherwise do all things necessary to carry out the purposes of the 2006 Plan. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Administrator will exercise its discretion consistent with qualifying the Award for that exception. Determinations of the Administrator made under the 2006 Plan will be conclusive and will bind all parties.

4. LIMITS ON AWARDS UNDER THE 2006 PLAN

(a) Number of Shares. The maximum number of shares of Stock that may be issued under the 2006 Plan shall not exceed, in the aggregate, 2,900,000 shares of which all shares may be issued under the 2006 Plan pursuant to ISOs. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or results in any Common Stock not being issued, or if any shares of Common Stock subject to an Award are repurchased by the Company pursuant to the provisions of Section 7(a)(2)(B) of this 2006 Plan, the shares of Common Stock covered by such Award that are repurchased or not paid out shall again be available for the grant of Awards under the 2006 Plan. Except as set forth in the preceding sentence, shares that have been issued under the 2006 Plan pursuant to an Award shall not be returned to the 2006 Plan and shall not become available for future issuance under the 2006 Plan. In furtherance of the foregoing: (i) shares tendered or withheld by the Company in the payment of an exercise price shall not be returned to the 2006 Plan; (ii) shares withheld by the Company to satisfy any tax withholding with respect to an Award shall not be returned to the 2006 Plan; (iii) all shares covered by the portion of a SAR that is exercised shall be considered issued pursuant to the 2006 Plan; and (iv) shares of Common Stock repurchased by the Company with proceeds collected in connection with the exercise of Stock Options shall not be available for grant under the 2006 Plan; provided, however to the extent an Award is settled in cash rather than shares of Common Stock, such cash payment shall not result in reducing the number of shares available for grant under the 2006 Plan. The limit set forth in this Section 4(a) shall be construed to comply with Section 422 of the Code and regulations thereunder. To the extent consistent with the requirements of Section 422 of the Code and regulations thereunder, and with other applicable legal requirements (including applicable stock exchange requirements), Stock issued under awards of an acquired company that are converted, replaced, or adjusted in connection with the acquisition will not reduce the number of shares available for Awards under the 2006 Plan.

Notwithstanding the foregoing, any shares of Common Stock subject to Awards other than Stock Options or SARs shall be counted against the limit set forth herein as follows: (i) with respect to Awards granted under the 2006 Plan on or after the date the Company’s stockholders approve the increase in shares of Common Stock available under the 2006 Plan at the 2012 annual meeting of stockholders (the “Approval Date”), shares of Common Stock subject to each such Award shall be counted as 1.39 shares for every one (1) share subject to such Award and shall be counted as 1.39 shares for every one (1) share subject to such Award that is returned to (or deemed not to have been issued under) the 2006 Plan and (ii) with respect to Awards granted under the 2006 Plan prior to the Approval Date, shares of Common Stock subject to each such Award shall be counted as one (1) share for every one (1) share subject to such Award that is returned to (or deemed not to have been issued under) the 2006 Plan.

(b) Type of Shares. Stock delivered by the Company under the 2006 Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the 2006 Plan.

(c) Section 162(m) Limits. The maximum number of shares of Stock for which Stock Options may be granted to any person in any fiscal year and the maximum number of shares of Stock subject to SARs granted to any person in any fiscal year will each be 800,000. The maximum number of shares subject to other Awards granted to any person in any fiscal year will be 800,000 shares. The foregoing provisions will be construed in a manner consistent with Section 162(m).

5. ELIGIBILITY AND PARTICIPATION

The Administrator will select Participants from among those key Employees, directors, consultants and advisors to the Company or its Affiliates and others who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates. Eligibility for ISOs is limited to employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code.

6. RULES APPLICABLE TO AWARDS

(a) All Awards

(1) Award Provisions. The Administrator will determine the terms of all Awards, subject to the limitations provided herein. By accepting any Award granted hereunder, the Participant agrees to the terms of the Award and the 2006 Plan. Notwithstanding any provision of this 2006 Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.

(2) Term of 2006 Plan. No Awards may be made after May 25, 2016, but previously granted Awards may continue beyond that date in accordance with their terms.

(3) Transferability. Neither ISOs nor other Awards may be transferred other than by will or by the laws of descent and distribution (other than transfers to the Company pursuant to Section 7(a)(2)(B)), and during a Participant’s lifetime ISOs (and, except as the Administrator otherwise expressly provides), other non-transferable Awards requiring exercise may be exercised only by the Participant.

(4) Dividend Equivalents, Etc. The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award. Any dividend equivalent rights granted in connection with Restricted Stock, Stock Units, including Restricted Stock Units, and Performance Awards shall be held and shall not be paid until the underlying Restricted Stock, Stock Units, including Restricted Stock Units, and Performance Awards vests. No dividend equivalent rights shall be paid with respect to Stock Options or SARS.

(5) Rights Limited. Nothing in the 2006 Plan will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to shares of Stock actually issued under the 2006 Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or Affiliate to the Participant.

(6) Section 162(m). This Section 6(a)(6) applies to any Performance Award intended to qualify as performance-based for the purposes of Section 162(m) other than a Stock Option or SAR. In the case of any Performance Award to which this Section 6(a)(6) applies, the 2006 Plan and such Award will be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for the performance-based compensation exception under Section 162(m). With respect to such Performance Awards, the

Administrator will preestablish, in writing, one or more specific Performance Criteria no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). Prior to grant, vesting or payment of the Performance Award, as the case may be, the Administrator will certify whether the applicable Performance Criteria have been attained and such determination will be final and conclusive. No Performance Award to which this Section 6(a)(6) applies may be granted after the first meeting of the stockholders of the Company held in 2011 until the listed performance measures set forth in the definition of “Performance Criteria” (as originally approved or as subsequently amended) have been resubmitted to and reapproved by the stockholders of the Company in accordance with the requirements of Section 162(m) of the Code, unless such grant is made contingent upon such approval.

(7) Section 409A of the Code.

(i) Awards under the 2006 Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. However, the Company shall not be liable to any Participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A or other provision of the Code.

(ii) If any provision of the 2006 Plan or an Award agreement contravenes any regulations or Treasury guidance promulgated under Code Section 409A or could cause an Award to be subject to the interest and penalties under Code Section 409A, such provision of the 2006 Plan or Award shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Code Section 409A. Moreover, any discretionary authority that the Administrator may have pursuant to the 2006 Plan shall not be applicable to an Award that is subject to Code Section 409A to the extent such discretionary authority will contravene Section 409A or the regulations or guidance promulgated thereunder.

(iii) Notwithstanding any provisions of this 2006 Plan or any Award granted hereunder to the contrary, no acceleration shall occur with respect to any Award to the extent such acceleration would cause the 2006 Plan or an Award granted hereunder to fail to comply with Code Section 409A.

(iv) Notwithstanding any provisions of this 2006 Plan or any applicable Award agreement to the contrary, no payment shall be made with respect to any Award granted under this 2006 Plan to a “specified employee” (as such term is defined for purposes of Code Section 409A) prior to the six-month anniversary of the employee’s separation of service to the extent such six-month delay in payment is required to comply with Code Section 409A.

(b) Stock Options and SARs

(1) Duration of Options and SARs. The latest date on which an Option or a SAR may be exercised will be the tenth anniversary of the date the Option (fifth anniversary in the case of an ISO granted to a ten percent shareholder within the meaning of Section 422(b)(6) of the Code) or SAR was granted, or such earlier date as may have been specified by the Administrator at the time the Option or SAR was granted.

(2) Vesting. The Administrator shall fix the term during which each Stock Option or SAR may be exercised, but no Stock Option or SAR shall be exercisable after the tenth anniversary of its date of grant. Except as otherwise provided in Section 7(b) or as expressly provided in an Award agreement, one-third of each Award of Director Stock Option or Stock Option or SAR shall become exercisable upon one-year from the date of grant with the remaining portion of the Award becoming exercisable in equal installments commencing on the second and third one-year anniversaries of the date of grant.

Notwithstanding any other provision of the 2006 Plan, the Committee may determine with respect to an Award that the date on which any outstanding Stock Option or SAR or any portion thereof is exercisable shall be advanced to an earlier date or dates designated by the Administrator in accordance with such terms and subject to such conditions, if any, as the Administrator shall specify.

(3) Time and Manner of Exercise. Unless the Administrator expressly provides otherwise, an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by any payment required under the Award. If the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

(4) Exercise Price. The exercise price (or in the case of a SAR, the base price above which appreciation is to be measured) of each Award requiring exercise shall be 100% (in the case of an ISO granted to a ten-percent shareholder within the meaning of Section 422(b)(6) of the Code, 110%) of the fair market value of the Stock subject to the Award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, or other events described in Section 7(d)(1) and (2)), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.

(5) Payment Of Exercise Price. Where the exercise of an Award is to be accompanied by payment, the Administrator may determine the required or permitted forms of payment, subject to the following: all payments will be by cash or check acceptable to the Administrator, or, if so permitted by the Administrator and if legally permissible, (i) through the delivery of shares of Stock that have been outstanding for at least six months (unless the Administrator approves a shorter period) and that have a fair market value equal to the exercise price, (ii) through a broker-assisted exercise program acceptable to the Administrator, (iii) by other means acceptable to the Administrator, or (iv) by any combination of the foregoing permissible forms of payment. The delivery of shares in payment of the exercise price under clause (i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.

(c) Restricted Stock and Other Awards Not Requiring Exercise

(1) Consideration in General. In general, Awards that do not require exercise may be made in exchange for such lawful consideration, including services, as the Administrator determines. Any purchase price payable by a Participant to the Company for Stock under an Award not requiring exercise shall be paid in cash or check acceptable to the Administrator, through the delivery of shares of Stock that have been outstanding for at least six months (unless the Administrator approves a shorter period) and that have a fair market value equal to the purchase price, if and to the extent permitted by the Administrator, by delivery to the Company of a promissory note of the Participant, payable on such terms as are specified by the Administrator, or by any combination of the foregoing permissible forms of payment.

(2) Vesting. Restricted Stock shall be granted subject to such restrictions on the full enjoyment of the shares as the Administrator shall specify; which restrictions may be based on the passage of time, satisfaction of performance criteria, or the occurrence of one or more events; and shall lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Administrator shall specify. The Administrator shall fix the term during which each Award of Restricted Stock vests. Except as otherwise provided in Section 7(b) or as expressly provided in an Award agreement, each Award of Restricted Stock that vests over time shall vest in three equal installments on the first, second and third one-year anniversaries of the date of grant and each Award of Restricted Stock that vests based on the satisfaction of certain performance criteria established by the Administrator shall begin vesting after the first anniversary of the date of grant.

7. EVENTS AFFECTING OUTSTANDING AWARDS

(a) Termination of Employment. In general, the treatment of an Award upon termination of a Participant’s Employment will be determined by the Administrator at the time of grant and specified in the document or documents by which the Award is granted, subject to the authority of the Administrator under Section 3 of the 2006 Plan to modify or waive terms and conditions of the Award. Except as otherwise so determined by the Administrator or otherwise explicitly provided herein, the following will apply in the event of termination of a Participant’s Employment:

(1) Disability or Death. If the termination of Employment is by reason of Disability (as determined by the Administrator) or death:

(A) Except as provided in subparagraph 7(a)(1)(C) below, or in an Award Agreement, Stock Options and SARs held by the Participant or any permitted transferees of the Participant will immediately become exercisable in full and will remain exercisable until the earlier of (x) the first anniversary of the date on which the Participant’s Employment ceased as a result of Disability or the third anniversary of the date on which the Participant’s Employment ceased as a result of death, and (y) the date on which the Award would have terminated had the Participant remained an Employee.

(B) Except as provided in subparagraph 7(a)(1)(C) below, the Participant’s unvested Restricted Stock and Restricted Stock Units will immediately vest and become free of restrictions.

(C) If vesting or exercisability of an Award is conditioned upon satisfaction of Performance Criteria that have not been satisfied at the time the Participant’s Employment terminates, the Award will terminate unless the Administrator exercises its authority under Section 3 to waive or modify the conditions of the Award.

(2) Other Termination of Employment. If termination of Employment is for any reason other than disability (as determined by the Administrator) or death of the Participant:

(A) Stock Options and SARs held by the Participant or the Participant’s permitted transferees that were not exercisable immediately prior to cessation of Employment will terminate immediately. Each such Stock Option and SAR that were so exercisable will remain exercisable until the earlier of (x) the date which is three months after the date on which the Participant’s Employment ceased and (y) the date on which the Award would have terminated had the Participant remained an Employee.

(B) The Company will have the right to reacquire the Participant’s unvested Restricted Stock at the lower of the Participant’s original purchase price, if any, for such Stock, and the fair market value of the Stock on the date of termination. If there was no purchase price, then the Restricted Stock will be forfeited. Restricted Stock Units will be forfeited.

(b) Change in Control. In the event of a Change in Control:

(1) Acceleration of Awards. Except as otherwise provided below: (i) Stock Options and SARs held by the Participant or the Participant’s permitted transferees will immediately become exercisable in full, (ii) the Participant’s unvested Restricted Stock will immediately vest and become free of restrictions, and (iii) the delivery of shares of Stock deliverable under each outstanding Award of Stock Units will be accelerated, and such shares will be delivered.

(2) Performance Criteria. If vesting or exercisability of an Award, or delivery of Stock under an Award, is conditioned upon satisfaction of Performance Criteria that have not been satisfied at the time of the Change in Control, except as otherwise provided upon grant of the Award, vesting, exercisability and delivery of Stock will not be accelerated by the Change in Control unless the Administrator exercises its authority under Section 3 to waive or modify the conditions of the Award. Any share of Stock delivered as a result of such a waiver or modification may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate to reflect the Performance Criteria to which the Award was subject. In the case of Restricted Stock the vesting of which is conditioned upon satisfaction of Performance Criteria, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Change in Control be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the 2006 Plan.

(3) Cash-Out of Awards. If the Change in Control is one in which holders of Stock will receive upon consummation a payment (whether cash, non-cash or a combination of the foregoing), the Administrator may provide for payment (a “cash-out”), with respect to some or all Awards, equal in the case of each affected Award to the excess, if any, of (i) the fair market value of one share of Stock (as determined by the Administrator in its reasonable discretion) times the number of shares of Stock subject to the Award, over (ii) the aggregate exercise price, if any, under the Award (or in the case of an SAR, the aggregate base price above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of Stock) and other terms, and subject to such conditions, as the Administrator determines.

(4) Compliance with Section 409A of the Code. In the case of an Award providing for the payment of deferred compensation subject to Section 409A of the Code, any payment of such deferred compensation by reason of a Change in Control shall be made only if the Change in Control is one described in subsection (a)(2)(A)(v) of Section 409A and the guidance thereunder and shall be paid consistent with the requirements of Section 409A. If any deferred compensation that would otherwise be payable by reason of a Change in Control cannot be paid by reason of the immediately preceding sentence, it shall be paid as soon as practicable thereafter consistent with the requirements of Section 409A, as determined by the Administrator.

(c) Termination of Awards. Unless otherwise provided by the Administrator, each Award other than Restricted Stock (which, unless subject to Performance Criteria which have not been satisfied, will be treated in the same manner as other shares of Stock) will terminate upon consummation of a Covered Transaction, provided that, if the Covered Transaction follows a Change in Control or would give rise to a Change in Control, no Stock Option or SAR, other than an Award that is cashed out, will be so terminated prior to the Participant’s having been given adequate opportunity, as determined by the Administrator, to exercise Awards that are exercisable or become exercisable as a result of the Change in Control.

(d) Change in and Distributions With Respect to Stock

(1) Basic Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Administrator will make appropriate adjustments to the maximum number of shares specified in Section 4(a) that may be delivered under the 2006 Plan, to the maximum share limits described in Section 4(c), and to the maximum share limits described in Section 6(c)(2) and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change.

(2) Certain Other Adjustments. The Administrator may also make adjustments of the type described in Section 7(d)(1) above to take into account distributions to stockholders other than those provided for in Section 7(d)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the 2006 Plan and to preserve the value of Awards made hereunder, having due regard for the qualification of ISOs under Section 422 of the Code, for the performance-based compensation rules of Section 162(m), where applicable, and for the deferred compensation rules of Section 409A of the Code.

(3) Continuing Application of 2006 Plan Terms. References in the 2006 Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

8. AMENDMENT AND TERMINATION

The Administrator may at any time or times amend the 2006 Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the 2006 Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the 2006 Plan the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time of the Award. Any amendments to the 2006 Plan shall be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Administrator. The Administrator may not, without stockholder approval, (i) materially increase the number of securities which may be issued under the 2006 Plan or (ii) materially modify the requirements for participation under the 2006 Plan.

9. OTHER COMPENSATION ARRANGEMENTS

The existence of the 2006 Plan or the grant of any Award will not in any way affect the Company’s right to Award a person bonuses or other compensation in addition to Awards under the 2006 Plan.

10. WAIVER OF JURY TRIAL

By accepting an Award under the 2006 Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the 2006 Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim shall be tried before a court and not before a jury. By accepting an Award under the 2006 Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waiver.

11. MISCELLANEOUS

(a) No Shareholder Rights. Except as otherwise provided here, the holder of a 2006 Plan Award shall have no rights as a Company shareholder with respect thereto unless, and until the date as of which, shares of Stock are issued upon exercise or payment in respect of such award.

(b) Transferability. Except as the Administrator shall otherwise determine in connection with determining the terms of Awards to be granted or shall thereafter permit, no Award or any rights or interests therein of the recipient thereof shall be assignable or transferable by such recipient except upon death to his or her Designated Beneficiary or by will or the laws of descent and distribution, and, except as aforesaid, during the lifetime of the recipient, an Award shall be exercisable only by, or payable only to such recipient or his or her guardian or legal representative. In no event shall an Award be transferable for consideration.

(c) Award Agreements. All Stock Options, SARs, Restricted Shares and Awards granted under the 2006 Plan shall be evidenced by agreements in such form and containing and/or incorporating such terms and conditions (not inconsistent with the 2006 Plan and applicable domestic and foreign law), in addition to those provided for herein, as the Administrator shall approve. More than one type of Award may be covered by the same agreement.

(d) Securities Restrictions. No shares of Stock shall be issued, delivered or transferred upon exercise or in payment of any Award granted hereunder unless and until all legal requirements applicable to the issuance, delivery or transfer of such shares have been complied with to the satisfaction of the Administrator, and the Company, including, without limitation, compliance with the provisions of the Securities Act of 1933, the Act and the applicable requirements of the exchanges on which the Company’s Stock may, at the time, be listed. The Administrator and the Company shall have the right to condition any issuance of shares of Stock made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares as the Administrator and/or the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

(e) Taxes. The Company shall have the right to deduct from all Awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such cash awards. In the case of Awards to be distributed in Stock, the Company shall have the right to require, as a condition of such distribution, that the Participant or other person receiving such Stock either (i) pay to the Company at the time of distribution thereof the amount of any such taxes which the Company is required to withhold with respect to such Stock or (ii) make such other arrangements as the Company may authorize from time to time to provide for such withholding including without limitation having the number of the units of the award cancelled or the number of the shares of Stock to be distributed reduced by an amount with a value equal to the value of such taxes required to be withheld.

(f) No Employment Right. No employee or director of the Company, nor any Affiliate of the Company, shall have any claim or right to be granted an Award under this 2006 Plan. Neither this 2006 Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or Affiliate thereof or any director any right to continue as a director of the Company or Affiliate. All Company and Affiliate employees who have or may receive Awards under this 2006 Plan are employed, except to the extent provided by law, at the will of the Company or such Affiliate and in accord with all statutory provisions.

(g) Stock to be Used. Distributions of shares of Stock upon exercise, in payment or in respect of Awards made under this 2006 Plan may be made either from shares of authorized but unissued Stock reserved for such purpose by the Board or from shares of authorized and issued Stock reacquired by the Company and held in its treasury, as from time to time determined by the Committee, the Board, or pursuant to delegations of authority from either. The obligation of the Company to make delivery of Awards in cash or Stock shall be subject to currency or other restrictions imposed by any government.

(h) Expenses of the 2006 Plan. The costs and expenses of administering this 2006 Plan shall be borne by the Company and not charged to any Award or to any employee, director or Participant receiving an Award. However, the Company may charge the cost of any Awards that are made to employees of participating subsidiaries, including administrative costs and expenses related thereto, to the respective participating subsidiaries by which such persons are employed.

(i) 2006 Plan Unfunded. This 2006 Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this 2006 Plan and payment of awards shall be subordinate to the claims of the Company’s general creditors.

(j) Governing Law. This 2006 Plan shall be governed by the laws of the State of Delaware and shall be construed for all purposes in accordance with the laws of said State except as may be required by NASDAQ or other applicable exchange requirement or by applicable federal law.

12. AMENDMENTS

Approval Date	Section Amended	Nature of Amendment
May 21, 2008	Section 4. (a)	Increased authorized shares under Section 4(a) from 800,000 to 1,800,000

April 19, 2010	Exhibit A Definitions – “Change in Control”	With respect to awards granted subsequent to April 19, 2010, clause (B) has been amended to require that the Company “consummate” rather than “approve” a merger or consolidation

April 19, 2010	Section 6. (b)(4)	Implement a repricing prohibition related to outstanding Options and SARs.

May 20, 2010	Section 4. (a)	Increased authorized shares under Section 4(a) from 1,800,000 to 2,900,000

April 12, 2011	Section 6. (b)(4)	Implement a cash buyout prohibition related to outstanding Options and SARs.

February 14, 2012 (effective August 16, 2012)*	Section 4.(a)	Implement a fungible share design.

February 14, 2012 (effective August 16, 2012)*	Section 6.(a)(4)	Clarifying the payment of dividend equivalent rights

February 14, 2012 (effective August 16, 2012)*	Section 4.(a)	Prohibit liberal share counting

*	Section 4. (a)	Increased authorized shares under Section 4(a) from 2,900,000 to 4,400,000

*	If the proposed amendment to the 2006 Plan is adopted by the Company’s stockholders at the 2012 Annual Meeting of Stockholders, the number of shares of Common Stock available for issuance pursuant to the 2006 Plan will be 4,400,000 and Section 4. (a) will be amended and restated to reflect such increase and the amendments to Sections 4.(a) and 6.(a)(4) will become effective.

EXHIBIT A

Definition of Terms

The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

“2006 Plan”: The Providence Service Corporation 2006 Long-Term Incentive Plan as from time to time amended and in effect.

“Administrator”: The Compensation Committee, provided that the Committee shall consist of two or more directors, all of whom are both “outside directors” within the meaning of Section 162(m) and “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934; and provided further, that the Compensation Committee may delegate (i) to one or more of its members such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant rights or options to the extent permitted by Section 157(c) of the Delaware General Corporation Law; (iii) to one or more officers of the Company the authority to allocate other Awards among such persons (other than officers of the Company) eligible to receive Awards under the 2006 Plan as such delegated officer or officers determine consistent with such delegation; provided, that with respect to any delegation described in this clause (iii) the Compensation Committee (or a properly delegated member or members of such Committee) shall have authorized the issuance of a specified number of shares of Stock under such Awards and shall have specified the consideration, if any, to be paid therefor; and (iv) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term “Administrator” shall include the person or persons so delegated to the extent of such delegation.

“Affiliate”: Any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding Stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% or more of the outstanding capital stock (determined by aggregate voting rights) or other voting interests.

“Award”: Any or a combination of the following:

(i) Stock Options.

(ii) SARs.

(iii) Restricted Stock.

(iv) Unrestricted Stock.

(v) Stock Units, including Restricted Stock Units.

(vi) Performance Awards.

“Board”: The Board of Directors of the Company.

“Change in Control”: An event or events, in which:

(A) any “person” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “1934 Act”) (other than (i) the Company, (ii) any subsidiary of the Company, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any subsidiary of the Company, or (iv) any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Section 13(d) of the 1934 Act), together with all affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations under the 1934 Act) of such person, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities;

(B1) With respect to awards granted under the 2006 Plan prior to April 19, 2010, the stockholders of the Company approve a merger or consolidation of the Company with any other company, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) after which no “person” (with the method of determining “beneficial ownership” used in clause (A) of this definition) owns more than 25% of the combined voting power of the securities of the Company or the surviving entity of such merger or consolidation; or

(B2) With respect to awards granted under the 2006 Plan subsequent to April 19, 2010, the Company consummates a merger or consolidation of the Company with any other company other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) after which no “person” (with the method of determining “beneficial ownership” used in clause (A) of this definition) owns more than 25% of the combined voting power of the securities of the Company or the surviving entity of such merger or consolidation;

(C) during any period of two consecutive years (not including any period prior to the execution of the 2006 Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has conducted or threatened a proxy contest, or has entered into an agreement with the Company to effect a transaction described in clause (A), (B) or (D) of this definition) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office, who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof; or

(D) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

“Code”: The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

“Compensation Committee”: The Compensation Committee of the Board.

“Company”: The Providence Service Corporation.

“Covered Transaction”: Any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company’s assets, or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

“Disability” shall mean permanent and total disability of an employee or director participating in the 2006 Plan as determined by the Administrator in accordance with uniform principles consistently applied, upon the basis of such evidence as the Administrator deems necessary and desirable. Notwithstanding the foregoing, with respect to an Award that is subject to Code Section 409A, no condition shall constitute a “Disability” for purposes of the 2006 Plan unless such condition also constitutes a disability as defined under Section 409A.

“Employee”: Any person who is employed by the Company or an Affiliate.

“Employment”: A Participant’s employment or other service relationship with the Company or its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or its Affiliates. If a Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant’s Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates or the Administrator expressly determines otherwise.

“ISO”: A Stock Option intended to be an “incentive stock option” within the meaning of Section 422 of the Code. Each option granted pursuant to the 2006 Plan will be treated as providing by its terms that it is to be a non-incentive stock option unless, as of the date of grant, it is expressly designated as an ISO.

“Participant”: A person who is granted an Award under the 2006 Plan.

“Performance Award”: An Award subject to Performance Criteria. The Committee in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify.

“Performance Criteria”: Specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; costs; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return or stockholder value; sales of particular products or services; customer acquisition or retention; safety, health or environmental affairs performance; compliance; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m), the Administrator may provide in the case of any Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

“Restricted Stock”: Stock subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

“Restricted Stock Unit”: A Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

“Retirement” shall mean:

(a) in the case of an employee Participant, separating from service with the Company or an affiliate, on or after a customary retirement age for the Participant’s location, with the right to begin receiving immediate pension benefits under the Company’s pension plan or under another pension plan sponsored or otherwise maintained by the Company or an affiliate for its employees, in either case as then in effect or, in the absence of such pension plan being applicable to any Participant, as determined by the Committee in its sole discretion; and

(b) in the case of an Eligible Director, (i) resigning from serving as a director, failing to stand for re-election as a director or failing to be re-elected as a director after at least six (6) full years of service as a director of the Company. More than six (6) months’ service during any twelve (12) month period after a director’s first election by the shareholders to the Board shall be considered as a full year’s service for this purpose.

“Section 162(m)”: Section 162(m) of the Code.

“SAR”: A right entitling the holder upon exercise to receive an amount (payable in shares of Stock of equivalent value or cash) equal to the excess of the fair market value of the shares of Stock subject to the right over the fair market value of such shares at the date of grant.

“Stock”: Common Stock of the Company, par value $0.001 per share.

“Stock Option”: An option entitling the holder to acquire shares of Stock upon payment of the exercise price.

“Stock Unit”: An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.

“Unrestricted Stock”: Stock that is not subject to any restrictions under the terms of the Award.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — THE PROVIDENCE SERVICE CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE PROVIDENCE SERVICE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 16, 2012

The stockholder(s) hereby appoint(s) Michael N. Deitch and Ann Mullen, or either of them, as proxies, each with the power to appoint his/her undersigned substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of The Providence Service Corporation (the “Company”) that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on August 16, 2012 (the “Annual Meeting”), at W Atlanta - Midtown, 188 14th Street, NE, Atlanta, GA 30361 and at any adjournment, postponement or rescheduling thereof.

The undersigned hereby acknowledges receipt of the Company’s 2011 Annual Report to Stockholders, Notice of the Company’s 2012 Annual Meeting of Stockholders and the Proxy Statement.

This Proxy Card, when properly executed, will be voted as directed by the stockholder(s). If no such directions are made, this Proxy will be voted for the election of the nominees listed in Proposal 1, for Proposals 2, 3, 4, 5 and 6. With respect to such other business that may properly come before the Annual Meeting and any adjournments, postponements or reschedulings thereof, said proxies are authorized to vote in accordance with their best judgment, subject to the conditions described in the accompanying proxy statement.

YOUR VOTE IS IMPORTANT AND THIS PROXY CARD IS VALID ONLY WHEN SIGNED. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

YOUR VOTE IS IMPORTANT CONTINUED AND TO BE SIGNED ON REVERSE SIDE

The Providence Service Corporation

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on August 15, 2012.

Vote by Internet

• Log on to the Internet and go to www.envisionreports.com/PRSC

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A

Proposals —

THE PROVIDENCE SERVICE CORPORATION BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTORS LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5 and “FOR” PROPOSAL 6. +

1. Election of Director

Nominee: For Withhold

01— Fletcher Jay McCusker

☐☐

02 – Kristi L. Meints ☐☐

For Against Abstain

2. To ratify the adoption by the Board of Directors of the Amended and Restated Rights Agreement, dated December 9, 2011, by and between the Company and Computershare Trust Company, N.A., as rights agent. ☐☐☐

4. To amend The Providence Service Corporation 2006 Long-Term Incentive Plan to increase the number of shares of the Company’s common stock available for issuance under such plan. ☐☐☐

6. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year. ☐☐☐

For Against Abstain

3. To approve an adjournment of the Annual Meeting, if necessary, to allow additional time for further solicitation of proxies in the event there are insufficient votes to ratify the adoption of the Amended and Restated Rights Agreement. ☐☐☐

5. A non binding advisory vote on executive compensation. ☐☐☐

7. To transact such other business as may properly come before the Annual Meeting or any of its adjournments, postponements or reschedulings.

B

Non-Voting Items

Change of Address — Please print new address below.

C

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Name and Title of Representative (if applicable)

NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

/ /

■ 1 U P X +